                                                                  EXHIBIT 10.04


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                     AMENDED AND RESTATED CREDIT AGREEMENT

                            dated as of May 30, 1996

                                     among

                    HOLLINGER INTERNATIONAL PUBLISHING INC.,

                        VARIOUS FINANCIAL INSTITUTIONS,

                           THE TORONTO-DOMINION BANK,
                                as Issuing Bank,

                                      and

                         TORONTO DOMINION (TEXAS), INC.
                            as Administrative Agent


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
                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
SECTION 1      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . .   2

SECTION 2      COMMITMENTS OF THE LENDERS; TYPES OF LOANS;
                 LETTERS OF CREDIT; BORROWING PROCEDURES  . . . . . . . . . .  30
   2.1   Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   2.2   Various Types of Loans   . . . . . . . . . . . . . . . . . . . . . .  31
   2.3   Borrowing Procedures   . . . . . . . . . . . . . . . . . . . . . . .  31
   2.4   Procedures for Conversion of Type of Loan  . . . . . . . . . . . . .  32
   2.5   Letter of Credit Procedures  . . . . . . . . . . . . . . . . . . . .  32
   2.6   Participations in Letters of Credit  . . . . . . . . . . . . . . . .  33
   2.7   Reimbursement Obligations  . . . . . . . . . . . . . . . . . . . . .  34
   2.8   Limitation on the Issuing Bank's Obligations   . . . . . . . . . . .  34
   2.9   Funding by Lenders to the Issuing Bank   . . . . . . . . . . . . . .  34
   2.10  Warranty   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   2.11  Conditions   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   2.12  Determination of Dollar Equivalents  . . . . . . . . . . . . . . . .  35
   2.13  Commitments Several  . . . . . . . . . . . . . . . . . . . . . . . .  36

SECTION 3      NOTES EVIDENCING LOANS   . . . . . . . . . . . . . . . . . . .  36
   3.1   Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   3.2   Recordkeeping  . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

SECTION 4      INTEREST   . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   4.1   Interest Rates   . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   4.2   Interest Payment Dates   . . . . . . . . . . . . . . . . . . . . . .  37
   4.3   Interest Periods   . . . . . . . . . . . . . . . . . . . . . . . . .  37
   4.4   Setting and Notice of Eurocurrency Rates   . . . . . . . . . . . . .  38
   4.5   Computation of Interest  . . . . . . . . . . . . . . . . . . . . . .  38

SECTION 5      FEES   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
   5.1   Commitment Fee   . . . . . . . . . . . . . . . . . . . . . . . . . .  38
   5.2   Letter of Credit Fees  . . . . . . . . . . . . . . . . . . . . . . .  39
   5.3   Additional Fees  . . . . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 6      REDUCTION OR TERMINATION OF THE COMMITMENTS;
                 REPAYMENTS   . . . . . . . . . . . . . . . . . . . . . . . .  40
   6.1   Reduction or Termination of the Commitments  . . . . . . . . . . . .  40
               6.1.1  Voluntary Reduction or Termination  . . . . . . . . . .  40
               6.1.2  Mandatory Commitment Reduction  . . . . . . . . . . . .  40
   6.2   Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
               6.2.1  Mandatory Prepayments due to Commitment
                         Reductions . . . . . . . . . . . . . . . . . . . . .  40
               6.2.2  Mandatory Prepayments due to Currency
                         Fluctuations . . . . . . . . . . . . . . . . . . . .  40

                                                                             Page
                                                                             ----
               6.2.3  Mandatory Prepayments due to Excess Debt/
                   Equity Proceeds  . . . . . . . . . . . . . . . . . . . . .  41
               6.2.4  Voluntary Prepayments   . . . . . . . . . . . . . . . .  41
               6.2.5  All Prepayments   . . . . . . . . . . . . . . . . . . .  41
               6.2.6  Commitment Termination Date   . . . . . . . . . . . . .  41

SECTION 7      MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES  . . . . . . .  41
   7.1   Making of Payments   . . . . . . . . . . . . . . . . . . . . . . . .  41
   7.2   Application of Certain Payments  . . . . . . . . . . . . . . . . . .  42
   7.3   Due Date Extension   . . . . . . . . . . . . . . . . . . . . . . . .  42
   7.4   Setoff   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   7.5   Proration of Payments  . . . . . . . . . . . . . . . . . . . . . . .  42
   7.6   Net Payments; Tax Exemptions   . . . . . . . . . . . . . . . . . . .  43

SECTION 8      INCREASED COSTS; SPECIAL PROVISIONS FOR EUROCURRENCY LOANS   .  44
   8.1   Increased Costs  . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   8.2   Basis for Determining Interest Rate Inadequate or Unfair   . . . . .  45
   8.3   Changes in Law Rendering Eurocurrency Loans Unlawful   . . . . . . .  46
   8.4   Funding Losses   . . . . . . . . . . . . . . . . . . . . . . . . . .  47
   8.5   Right of Lenders to Fund through Other Offices   . . . . . . . . . .  47
   8.6   Discretion of Lenders as to Manner of Funding  . . . . . . . . . . .  47
   8.7   Mitigation of Circumstances; Replacement of
               Affected Lender  . . . . . . . . . . . . . . . . . . . . . . .  48
   8.8   Conclusiveness of Statements; Survival of
               Provisions   . . . . . . . . . . . . . . . . . . . . . . . . .  48

SECTION 9      WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . . . .  48
   9.1   Organization, etc  . . . . . . . . . . . . . . . . . . . . . . . . .  49
   9.2   Authorization; No Conflict   . . . . . . . . . . . . . . . . . . . .  49
   9.3   Validity and Binding Nature  . . . . . . . . . . . . . . . . . . . .  49
   9.4   Financial Information  . . . . . . . . . . . . . . . . . . . . . . .  50
   9.5   No Material Adverse Change   . . . . . . . . . . . . . . . . . . . .  50
   9.6   Litigation and Contingent Liabilities  . . . . . . . . . . . . . . .  50
   9.7   Ownership of Properties; Liens   . . . . . . . . . . . . . . . . . .  51
   9.8   Subsidiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
   9.9   Pension and Welfare Plans  . . . . . . . . . . . . . . . . . . . . .  51
   9.10  Investment Company Act   . . . . . . . . . . . . . . . . . . . . . .  51
   9.11  Public Utility Holding Company Act   . . . . . . . . . . . . . . . .  51
   9.12  Regulations G, T, U and X  . . . . . . . . . . . . . . . . . . . . .  51
   9.13  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   9.14  Solvency, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   9.15  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   9.16  Contracts; Labor Matters   . . . . . . . . . . . . . . . . . . . . .  52
   9.17  Environmental and Safety and Health Matters  . . . . . . . . . . . .  53
   9.18  Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   9.19  Senior Subordinated Indenture  . . . . . . . . . . . . . . . . . . .  54

                                                                               Page
                                                                               ----
SECTION 10  COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   10.1  Reports, Certificates and Other Information  . . . . . . . . . . . .  54
               10.1.1  Annual Report  . . . . . . . . . . . . . . . . . . . .  54
               10.1.2  Quarterly Reports  . . . . . . . . . . . . . . . . . .  55
               10.1.3  Certificates   . . . . . . . . . . . . . . . . . . . .  55
               10.1.4  Reports to SEC and to Shareholders   . . . . . . . . .  56
               10.1.5  Notice of Default, Litigation and ERISA
                          Matters . . . . . . . . . . . . . . . . . . . . . .  56
               10.1.6  Subsidiaries   . . . . . . . . . . . . . . . . . . . .  56
               10.1.7  Management Reports   . . . . . . . . . . . . . . . . .  57
               10.1.8  Insurance Information  . . . . . . . . . . . . . . . .  57
               10.1.9  Annual Budget  . . . . . . . . . . . . . . . . . . . .  57
               10.1.10 Other Information  . . . . . . . . . . . . . . . . . .  57
   10.2  Books, Records and Inspections   . . . . . . . . . . . . . . . . . .  57
   10.3  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   10.4  Compliance with Laws; Maintenance of Property;
               Payment of Taxes and Liabilities   . . . . . . . . . . . . . .  58
   10.5  Maintenance of Existence, etc.   . . . . . . . . . . . . . . . . . .  58
   10.6  Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . .  59
               10.6.1  Total Leverage Ratio   . . . . . . . . . . . . . . . .  59
               10.6.2  Senior Leverage Ratio  . . . . . . . . . . . . . . . .  59
               10.6.3  Interest Coverage Ratio  . . . . . . . . . . . . . . .  59
               10.6.4  Computation of Financial Covenants   . . . . . . . . .  59
   10.7  Limitations on Debt  . . . . . . . . . . . . . . . . . . . . . . . .  59
   10.8  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
   10.9  Limitation on Restricted Payments.   . . . . . . . . . . . . . . . .  61
   10.10 Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
   10.11 Mergers, Consolidations, Sales, Acquisitions   . . . . . . . . . . .  64
   10.12 Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   10.13 Transactions with Affiliates   . . . . . . . . . . . . . . . . . . .  65
   10.14 Employee Benefit Plans   . . . . . . . . . . . . . . . . . . . . . .  66
   10.15 Environmental Covenants  . . . . . . . . . . . . . . . . . . . . . .  66
               10.15.1  Environmental Response Obligation   . . . . . . . . .  66
               10.15.2  Environmental Liabilities   . . . . . . . . . . . . .  66
   10.16 Unconditional Purchase Obligations   . . . . . . . . . . . . . . . .  66
   10.17 Inconsistent Agreements  . . . . . . . . . . . . . . . . . . . . . .  67
   10.18 Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . .  67
   10.19 Amendments to Certain Documents  . . . . . . . . . . . . . . . . . .  67
   10.20 Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . . .  67
   10.21 Limitations on Sale and Leaseback Transactions   . . . . . . . . . .  67
   10.22 Tax Allocation Agreement   . . . . . . . . . . . . . . . . . . . . .  68
   10.23 Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
   10.24 Holding Company Status   . . . . . . . . . . . . . . . . . . . . . .  68
   10.25 Limitation on Dividends and Other Payment
           Restrictions Affecting Restricted Subsidiaries   . . . . . . . . .  68
   10.26 Designation and Ownership of Subsidiaries  . . . . . . . . . . . . .  68
   10.27 New Restricted Subsidiaries, Investments and Acquisitions  . . . . .  69
   10.28 Pledge of AP-91  . . . . . . . . . . . . . . . . . . . . . . . . . .  69


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
                                                                               Page
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S>
   10.29 Operating Leases   . . . . . . . . . . . . . . . . . . . . . . . . .  70
   10.30 Scheme Matters   . . . . . . . . . . . . . . . . . . . . . . . . . .  70
   10.31 Post-Scheme Matters  . . . . . . . . . . . . . . . . . . . . . . . .  71
   10.32 Scheme Certificate   . . . . . . . . . . . . . . . . . . . . . . . .  71
   10.33 AP-91 Further Restricted   . . . . . . . . . . . . . . . . . . . . .  71
   10.34 Capital Expenditures   . . . . . . . . . . . . . . . . . . . . . . .  71

SECTION 11  CONDITIONS OF LENDING . . . . . . . . . . . . . . . . . . . . . .  72
   11.1  Documentary Conditions to Amendment Effective Date   . . . . . . . .  72
               11.1.1  Notes  . . . . . . . . . . . . . . . . . . . . . . . .  72
               11.1.2  Resolutions  . . . . . . . . . . . . . . . . . . . . .  72
               11.1.3  Consents, etc  . . . . . . . . . . . . . . . . . . . .  72
               11.1.4  Incumbency and Signature Certificates  . . . . . . . .  72
               11.1.5  Reaffirmation  . . . . . . . . . . . . . . . . . . . .  72
               11.1.6  Pledge Agreements  . . . . . . . . . . . . . . . . . .  72
               11.1.7  Hollinger International Guaranty   . . . . . . . . . .  73
               11.1.8  Opinion of Counsel for the Company and the
                          Guarantors  . . . . . . . . . . . . . . . . . . . .  73
               11.1.9  No Material Adverse Effect   . . . . . . . . . . . . .  73
               11.1.10 Compliance Certificate   . . . . . . . . . . . . . . .  73
               11.1.11 Take-Out of First Chicago  . . . . . . . . . . . . . .  73
               11.1.12 Fees   . . . . . . . . . . . . . . . . . . . . . . . .  73
               11.1.13 Other  . . . . . . . . . . . . . . . . . . . . . . . .  74
   11.2  Documentary Conditions to Closing Date   . . . . . . . . . . . . . .  74
               11.2.1           . . . . . . . . . . . . . . . . . . . . . . .  74
               11.2.2  Holdco Facility and FDTH Credit Agreement  . . . . . .  74
               11.2.3  No Material Adverse Effect   . . . . . . . . . . . . .  74
               11.2.4  Approval of the Scheme   . . . . . . . . . . . . . . .  74
               11.2.5  Scheme Sanction  . . . . . . . . . . . . . . . . . . .  75
               11.2.6  No Litigation Re: Scheme   . . . . . . . . . . . . . .  75
               11.2.7  Consummation of Other Transactions   . . . . . . . . .  75
               11.2.8  Capital Structure  . . . . . . . . . . . . . . . . . .  75
               11.2.9  Capital Markets  . . . . . . . . . . . . . . . . . . .  76
               11.2.10  Compliance Certificate  . . . . . . . . . . . . . . .  76
               11.2.11  Publishing/Telegraph Subscription Agreement   . . . .  76
               11.2.12  Fees  . . . . . . . . . . . . . . . . . . . . . . . .  76
               11.2.13  Other   . . . . . . . . . . . . . . . . . . . . . . .  76
   11.3  All Loans and Letters of Credit  . . . . . . . . . . . . . . . . . .  76
               11.3.1  No Default, etc.   . . . . . . . . . . . . . . . . . .  76
               11.3.2  Confirmatory Certificate   . . . . . . . . . . . . . .  77

SECTION 12  EVENTS OF DEFAULT AND THEIR EFFECT  . . . . . . . . . . . . . . .  77
   12.1  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . .  77
               12.1.1  Non-Payment of the Loans, etc  . . . . . . . . . . . .  77
               12.1.2  Default under Other Debt   . . . . . . . . . . . . . .  77
               12.1.3  Other Material Obligations   . . . . . . . . . . . . .  78
               12.1.4  Bankruptcy, Insolvency, etc  . . . . . . . . . . . . .  78
               12.1.5  Non-Compliance with Provisions of This
                         Agreement  . . . . . . . . . . . . . . . . . . . . .  79

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
                                                                               Page
                                                                               ----
               12.1.6  Warranties   . . . . . . . . . . . . . . . . . . . . .  79
               12.1.7  Pension Plans  . . . . . . . . . . . . . . . . . . . .  79
               12.1.8  Judgments  . . . . . . . . . . . . . . . . . . . . . .  79
               12.1.9  Holdco Guaranty  . . . . . . . . . . . . . . . . . . .  79
               12.1.10 Southam Collateral   . . . . . . . . . . . . . . . . .  80
               12.1.11 Invalidity of Guaranty, etc.   . . . . . . . . . . . .  80
               12.1.12 Invalidity of Collateral Documents, etc.   . . . . . .  80
               12.1.13 Change in Control  . . . . . . . . . . . . . . . . . .  80
               12.1.14 Material Adverse Change  . . . . . . . . . . . . . . .  80
               12.1.15 Ownership of Restricted Subsidiaries   . . . . . . . .  80
   12.2  Effect of Event of Default   . . . . . . . . . . . . . . . . . . . .  80

SECTION 13  THE AGENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
   13.1  Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
   13.2  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . .  81
   13.3  Exculpation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
   13.4  Credit Investigation   . . . . . . . . . . . . . . . . . . . . . . .  82
   13.5  Agent and Affiliates   . . . . . . . . . . . . . . . . . . . . . . .  82
   13.6  Action on Instructions of the Lenders  . . . . . . . . . . . . . . .  83
   13.7  Funding Reliance   . . . . . . . . . . . . . . . . . . . . . . . . .  83
   13.8  Collateral Matters   . . . . . . . . . . . . . . . . . . . . . . . .  84
   13.9  Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

SECTION 14  GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
   14.1  Waiver; Amendments   . . . . . . . . . . . . . . . . . . . . . . . .  85
   14.2  Confirmations  . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
   14.3  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
   14.4  Computations   . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
   14.5  Regulations G, T, U and X  . . . . . . . . . . . . . . . . . . . . .  86
   14.6  Costs, Expenses and Taxes  . . . . . . . . . . . . . . . . . . . . .  86
   14.7  Subsidiary References  . . . . . . . . . . . . . . . . . . . . . . .  87
   14.8  Captions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
   14.9  Assignments; Participations  . . . . . . . . . . . . . . . . . . . .  87
          14.9.1  Assignments   . . . . . . . . . . . . . . . . . . . . . . .  87
          14.9.2  Participations  . . . . . . . . . . . . . . . . . . . . . .  89
   14.10  Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . .  89
   14.11  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
   14.12  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . .  90
   14.13  Indemnification by the Company  . . . . . . . . . . . . . . . . . .  90
   14.14  Survival of Indemnities   . . . . . . . . . . . . . . . . . . . . .  91
   14.15  Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . .  91
   14.16  Forum Selection and Consent to Jurisdiction   . . . . . . . . . . .  91
   14.17  Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . .  92
   14.18  Judgment Currency   . . . . . . . . . . . . . . . . . . . . . . . .  92

EXHIBIT A                    Form of Note
EXHIBIT B                    Form of Compliance Certificate
EXHIBIT C                    Form of Reaffirmation
EXHIBIT D                    Form of Amended & Restated Hollinger
                              International Guaranty
EXHIBIT E-1                  Form of Holdco Pledge Agreement
EXHIBIT E-2                  Form of U.K. Pledge Agreement
EXHIBIT E-3                  Form of Amended and Restated Company Pledge
                              Agreement
EXHIBIT F                    Form of Opinion of Kirkpatrick & Lockhart LLP
EXHIBIT G                    Form of Assignment Agreement
EXHIBIT H                    Form of Subsidiary Note
EXHIBIT I                    Form of Subsidiary Security Agreement
EXHIBIT J                    Form of Scheme Certificate
EXHIBIT K                    Form of Tax Allocation Agreement


SCHEDULE 1.1                 Commitments and Percentages
SCHEDULE 1.2                 Pricing Grid
SCHEDULE 2.6                 Existing Letters of Credit
SCHEDULE 9.5                 Recent Developments
SCHEDULE 9.6                 Litigation and Contingent Liabilities
SCHEDULE 9.8                 Subsidiaries
SCHEDULE 9.9                 Welfare Plans
SCHEDULE 9.15                Insurance
SCHEDULE 9.16                Contracts; Labor Matters
SCHEDULE 9.17                Environmental and Safety and Health Matters
SCHEDULE 10.7                Debt
SCHEDULE 10.8                Liens
SCHEDULE 10.10               Investments
SCHEDULE 14.3                Addresses for Notices

                     AMENDED AND RESTATED CREDIT AGREEMENT


     This AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 30, 1996 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is entered into among HOLLINGER INTERNATIONAL PUBLISHING INC., a Delaware corporation (the "Company"), the undersigned financial institutions (together with their respective successors and assigns, collectively the "Lenders" and individually each a "Lender"), THE TORONTO-DOMINION BANK (in its individual capacity, "Toronto-Dominion") as issuing bank and TORONTO DOMINION (TEXAS), INC. (in its individual capacity, "TD-Texas") as administrative agent for the Lenders.

     WHEREAS, the Company, TD-Texas, as Administrative Agent, Toronto-Dominion, as Issuing Bank and The First National Bank of Chicago ("First Chicago"), as Documentation Agent entered into that certain Credit Agreement dated as of February 7, 1996, as amended or modified and in effect immediately prior to the Amendment Effective Date (the "Existing Credit Agreement") whereunder certain financial institutions agreed to make revolving loans and to issue letters of credit in the maximum amount of $100,000,000 (such revolving loans and letters of credit outstanding on the Amendment Effective Date, collectively the "Existing Credit Extensions");

     WHEREAS, pursuant to that certain proposal, First DT Holdings Limited, an English company and a subsidiary of the Company ("FDTH"), will acquire the publicly held shares and options in The Telegraph plc, a public limited liability company incorporated under the laws of England and Wales ("Telegraph") not owned by the Company or any of its Subsidiaries to be effected by way of a "Scheme of Arrangement" under Section 425 of the Companies Act 1985 (the "Scheme");

     WHEREAS, the Company has requested the Lenders to provide financing for its acquisition of Telegraph shares;

     WHEREAS, the Company desires to refinance the Existing Credit Extensions and obtain a revolving loan commitment (to include availability for revolving loans and the issuance of letters of credit) pursuant to which borrowings of revolving loans in the maximum aggregate principal amount not to exceed $125,000,000 would be made to the Company;

     WHEREAS, the Company has requested the Lenders to amend and restate the Existing Credit Agreement on the terms and conditions set forth in this Agreement, to set forth, among other things, the terms and conditions under which the Lenders hereafter will make credit extensions to the Company; it being the intention of the Company, the Lenders and the Administrative Agent that this

Agreement and the Loan Documents executed in connection herewith shall not effect the novation of the obligations of the Company under the Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations hereafter; and

     WHEREAS, the Existing Credit Extensions outstanding immediately prior to the Amendment Effective Date pursuant to the Existing Credit Agreement shall be deemed to be issued and outstanding under the Commitment for all purposes hereof and of the Loan Documents after giving effect to the Amendment Effective Date;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1  DEFINITIONS.

     When used herein the following terms shall have the following meaning (such definitions to be applicable to both the singular and plural forms of such terms);

     Acceleration Right means a right, which at the time is immediately exercisable (without further notice or lapse of time), by the holders or a trustee to cause the acceleration of the maturity of Debt of the Company or a Restricted Subsidiary having an aggregate principal amount outstanding of at least $5,000,000.

     Acquisition means (a) any acquisition or merger by the Company or any of its Restricted Subsidiaries of or with any other Person which owns or operates newspapers or other similar publication businesses or printing businesses, which acquisition or merger has been approved and recommended in writing by the Board of Directors of the Person to be acquired or, if such Board approval is not required or practicable, which merger or acquisition otherwise has been made and consummated without any hostile or antagonistic measures, which Person shall then become consolidated with the Company or any such Restricted Subsidiary in accordance with GAAP, or (b) any acquisition by the Company or any of its Restricted Subsidiaries of the assets of any Newspaper Business which acquisition has been approved and recommended in writing by the Board of Directors of the business whose assets are being acquired or, if such Board approval is not practicable, which acquisition otherwise has been made and approved without any hostile or antagonistic measures.

     Acquisition Annualized Operating Cash Flow means, with respect to an Acquisition permitted hereunder, an amount equal to (a) (i) the cumulative Operating Cash Flow (x) of the Restricted Subsidiary acquired in such Acquisition or (y) which is derived from the Newspaper Business or assets acquired therein, for the period beginning on the first day of the first full calendar quarter commencing immediately after the date of such Acquisition, and ending on the last day of the calendar quarter being tested, divided by (ii) the number of full calendar quarters which, as of the applicable calculation date, have elapsed since the date of such Acquisition, multiplied by (b) four (4); provided, however, after four (4) full calendar quarters have elapsed since the date of such Acquisition, Acquisition Annualized Operating Cash Flow shall with respect to such Acquisition be cumulative Operating Cash Flow for the preceding four (4) full calendar quarters. The foregoing calculation and determination of the Acquisition Annualized Operating Cash Flow shall be certified from time to time as required herein by the Company to the Administrative Agent and the Lenders pursuant to a form substantially in accordance with the form of Exhibit B.

     Acquisition Certificate - see Section 10.11(d).

     Acquisition Debt means any Debt of the Company or any of its Restricted Subsidiaries to any Person other than the Company or any Restricted Subsidiary
(a) at any time or from time to time incurred, created or assumed in connection with any Acquisition prior to the Amendment Effective Date or (b) existing at the time any Person (including an Unrestricted Subsidiary) becomes a Restricted Subsidiary but excluding in case of clauses (a) and (b) (x) Debt incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such Acquisition, (y) any Debt of the Company to the Administrative Agent and the Lenders, or any of them, under this Agreement or under any other Loan Document and (z) Intercompany Debt.

     Administrative Agent means TD-Texas in its capacity as administrative agent for the Lenders hereunder and any successor thereto in such capacity.

     Affected Lender means any Lender that has given notice to the Company (which has not been rescinded) of (a) any obligation by the Company to pay any amount pursuant to Section 7.6 or 8.1 or (b) the occurrence of any circumstances of the nature described in Section 8.2 or 8.3.

     Affected Loan - see Section 8.3.

     Affiliate means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (b) any other Person that owns, directly or indirectly, 10% or more of such Person's equity ownership or Voting Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any Person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agents means the Administrative Agent and any co-agent named from time to time by the Administrative Agent and the Company.

     Agreement - see the Preamble.

     Alternate Base Rate means, at any time, the greater of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the Base Rate.

     Amendment Effective Date - see Section 11.1.

     Amortization Expense of any Person means, for any period, amounts recognized during such period as (a) amortization of goodwill or (b) amortization of any other intangible assets with an original life of ten years or more, in each case in accordance with GAAP and to the extent reflected in the Consolidated Net Income (Loss) of the Company and the Restricted Subsidiaries.

     AP-91 means American Publishing (1991) Inc., a Delaware corporation.

     AP-91 Agreement means that certain letter agreement, dated as of February 7, 1996, as amended, modified or supplemented from time to time, executed by AP-91, relating to the APAC-90 8% Preferred Stock.

     AP-91 Senior Notes means those certain 10.24% Series A Senior Secured Notes due September 1, 1996, 10.34% Series B Senior Secured Notes due September 1, 1997, 10.44% Series C Senior Secured Notes due September 1, 1998, 10.49% Series D Senior Secured Notes due September 1, 1999 and 10.53% Series E Senior Secured Notes due September 1, 2000 issued by AP-91 pursuant to those certain Note Purchase Agreements, each dated as of September 12, 1990, pursuant to which such Notes were issued by AP-91 to those purchasers identified therein, as such Senior Secured Notes and Note Purchase Agreements are amended and in effect on the Amendment Effective Date.

     APAC-90means APAC-90 Inc., a Delaware corporation.

     APAC-90 8% Preferred Stock means the 8% First Series Preferred Shares issued by APAC-90.

     APAC-90 Preferred Stockmeans collectively the APAC-90 8% Preferred Stock and the Second Series Preferred Stock issued by APAC-90.

     APAC 95 means APAC-95 Inc., a Delaware corporation.

     APHI means American Publishing Holdings Inc., a Delaware corporation.

     Applicable Commitment Fee Rate means the rate set forth beneath "Commitment Fee Rate" on the Pricing Grid for the applicable period.

     Applicable Margin means (a) in the case of Eurocurrency Loans the rate set forth beneath "Eurocurrency Rate" on the Pricing Grid and (b) in the case of Floating Rate Loans, the rate set forth beneath "Alternate Base Rate" on the Pricing Grid.

     Asset Sale means (a) any sale, lease, transfer or other disposition (including by way of merger or consolidation or Asset Swap) by the Company or any Restricted Subsidiary of any asset (including the sale of the Capital Stock of any Restricted Subsidiary) outside the ordinary course of business to a Person other than the Company or a Restricted Subsidiary, or (b) any sale or assignment with or without recourse of accounts receivable of the Company or any Restricted Subsidiary. For purposes of this definition, the term "Asset Sale" shall not include any transfer of property and assets (i) having a market value of less than $1,000,000 (it being understood that if the market value of the properties or assets being transferred exceeds $1,000,000, the entire value and not just the portion in excess of $1,000,000 shall be deemed to have been the subject of an Asset Sale), (ii) which are obsolete (in the case of equipment) to the Company's and its Restricted Subsidiaries' businesses and (iii) consisting of any transfer of common shares of HTH by FDTH to Hollinger Inc. pursuant to the provisions of the HTH/FDTH Share Exchange Agreement.

     Asset Swap means the exchange of the assets of any Newspaper Business owned by the Company or any Restricted Subsidiary ("Traded Newspaper Assets") as an entirety or substantially as an entirety for all or substantially all of the assets of another Newspaper Business ("Traded-For Newspaper Assets") owned by the Person (or an Affiliate of the Person) to whom such Traded Newspaper Assets shall be transferred in such exchange.

     Assignee - see Section 14.9.1.

     Assignment Agreement - see Section 14.9.1.

     Base Rate means the rate per annum determined by the Administrative Agent to be the rate of interest announced by Toronto-Dominion in New York as its reference rate for the determination of interest rates for loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by Toronto-Dominion in New York as its "prime rate" from time to time, changing when and as said rate changes; it being understood that in neither case is such rate necessarily the lowest rate of interest provided to borrowers by the quoting institution.

     Board of Directors means the board of directors of a Person or any duly authorized committee of such board.

     Business Day means any day on which commercial banks are open for commercial banking business in Chicago and New York and, in the case of a Business Day which relates to a Eurocurrency Loan, on which dealings in Dollars and Sterling are carried on in the London interbank market.

     Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

     Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

     Capital Stock of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock.

     Cash Equivalent Investment means, at any time:

     (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government;

     (b) commercial paper, maturing not more than one year from the date of issue, which is issued by

          (i) a corporation (except an Affiliate) organized under the laws of any State of the United States of America or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's, at the time of investment, or

          (ii)  any Lender (or its holding company);

     (c) any certificate of deposit or bankers' acceptance or eurodollar time deposit, maturing not more than one year after the date of issue, which is issued by either

          (i) a financial institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

          (ii)  any Lender; or

     (d)  any repurchase agreement with a term of one year or less which


          (i)  is entered into with

                   (A) any Lender, or

                   (B) any other commercial banking institution of the stature referred to in clause (c)(i),

          (ii) is secured by a fully perfected Lien in any obligation of the type described in any of clauses (a) through (c), and

          (iii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder;

     (e) investments in money market funds that invest solely in Cash Equivalent Investments described in clauses (a) through (d); or

     (f) investments in short-term asset management accounts offered by any Lender for the purpose of investing in loans to any corporation (other than an Affiliate) organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's.

     Change in Control means the occurrence of any of the following after the Amendment Effective Date:

     (a) there is a report filed on Schedule 13D, 14D-1 or 14D-1F (or any successor schedule, form or report) pursuant to the Exchange Act, disclosing that any person (for purposes of this definition, as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing), other than any person consisting solely of Conrad M. Black (or his heirs, executors or legal representatives) and his Affiliates, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of Voting Stock representing 50% or more of the total voting power attached to all Voting Stock of Hollinger Inc. or Hollinger International then outstanding; provided, however, that a person shall not be deemed to be the beneficial owner of, or to own beneficially, (i) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (ii) any securities if such beneficial ownership (A) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to applicable law, and
(B) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act;

     (b) there is a report filed or required to be filed with any securities commission or securities regulatory authority in Canada, disclosing that any offeror (as the term "offeror" is defined in Section 89(1) of Securities Act (Ontario) for the purpose of Section 101 of such Securities Act or any successor provision of the foregoing) other than any person consisting solely of Conrad M. Black (or his heirs, executors or legal representatives) and his Affiliates, has acquired beneficial ownership (within the meaning of the Securities Act (Ontario)) of, or the power to exercise control or direction over, or securities convertible into, any voting or equity shares of Hollinger Inc. that together with such offeror's securities (as the term "offeror's securities" is defined in Section 89(1) of the Securities Act (Ontario) or any successor provision thereto in relation to the voting or equity shares of Hollinger Inc.) would constitute Voting Stock of Hollinger Inc. representing 50% or more of the total voting power attached to all Voting Stock of Hollinger Inc. then outstanding;

     (c) Hollinger International shall cease to own, directly or indirectly, 100% of the Voting Stock of the Company or TelHoldco, or, on and after the Closing Date, Telegraph (other than the Telegraph Ordinary Shares issued pursuant to Put/Call Options or any New Preference Shares issued pursuant to the Purchase Option); or

     (d) Conrad M. Black (or his heirs, executors and legal representatives) and his Affiliates cease to beneficially own and control the voting of, directly or indirectly, Voting Stock of Hollinger International representing a greater percentage of the total voting power attached to the Voting Stock of Hollinger International than the percentage beneficially owned and controlled, directly or indirectly, by any other single shareholder of Hollinger International together with its Affiliates.

     CIBC Credit Facility means the Cdn$300,000,000 credit facility described in the Summary of Terms and Conditions dated May 24, 1996 among Hollinger International, certain financial institutions and Canadian Imperial Bank of Commerce, as administrative agent.

     Closing Date - see Section 11.2.

     Code means the Internal Revenue Code of 1986, as amended.

     Collateral means, collectively, all of the property and assets that are from time to time subject to the Collateral Documents.

     Collateral Document means the Company Security Agreement, each Pledge Agreement, each Subsidiary Note, each Subsidiary Security Agreement, and the Reaffirmation.

     Commitment means as to any Lender the commitment of such Lender to make Loans to and to issue or participate in Letters of Credit for the account of the Company pursuant to Section 2.1(a). The initial amount of the Commitment of each Lender is set forth on Schedule 1.1.

     Commitment Termination Date means (i) September 30, 1996 if the Closing Date has not occurred on or prior to such date or (ii) the date which is the earlier of six months from the Closing Date or such other date on which the Commitments shall terminate pursuant to Section 12.

     Company - see the Preamble.

     Company Pledge Agreement - see Section 11.1.6.

     Company Security Agreement means that certain Company Security Agreement, dated as of February 7, 1996, as amended, modified or supplemented from time to time, issued by the Sun-Times and its Subsidiaries (other than STDS), APHI, APAC 95, Daily Southtown, Inc., and certain other Restricted Subsidiaries in favor of the Administration Agent.

     Computation Period means, for each Fiscal Quarter, the four consecutive Fiscal Quarters ending on the last day of such Fiscal Quarter.

     Consolidated Net Income (Loss) of the Company and the Restricted Subsidiaries means, for any period, the consolidated net income (or loss) of the Company and the Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such consolidated net income (or loss), by excluding, without duplication, (a) all extraordinary gains and losses, (b) the portion of consolidated net income (or loss) of the Company and its Restricted Subsidiaries allocable to Investments in unconsolidated Persons (other than Unrestricted Subsidiaries) to the extent that cash dividends or distributions have not actually been received by such Person or one of its consolidated Restricted Subsidiaries, (c) the portion of consolidated net income (or loss) of the Company and its Restricted Subsidiaries allocable to the Company's Unrestricted Subsidiaries (or to payments received therefrom), (d) net income (or loss) of a Person combined with the Company or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination, (e) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (f) aggregate net gains and losses (less all fees and expenses relating thereto) in respect of dispositions of assets (including sales of shares of Unrestricted Subsidiaries or unconsolidated Persons) other than in the ordinary course of business, (g) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders; provided, however, that the foregoing shall not apply to the net income of AP-91 relating to the business of AP-91 as conducted as of the Amendment Effective Date on account of restrictions on AP-91 in the AP-91 Senior Notes, (h) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued at any time following the date of this Agreement, (i) any net gain from the collection of proceeds of life insurance policies, (j) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Debt of the Company or (k) aggregate net gains or losses relating to foreign currency transactions or translations.

     Contributed Cash Flow means on any date of any assets sold or proposed to be sold (or deemed disposed of) in any Asset Sale, or of any assets consisting of Traded Newspaper Assets or Traded-For Newspaper Assets included or proposed to be included in any Asset Swap, the Operating Cash Flow generated by such assets for the period of four Fiscal Quarters ended on or (if such date shall not be the last day of a Fiscal Quarter) most recently prior to such date.

     Debt of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including Intercompany Debt), whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than current accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including, without limitation, the Letters of Credit) and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock now or hereafter outstanding, (f) all liabilities of such Person in respect of Hedging Agreements, (g) all Debt referred to in clauses (a) through
(d) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien, upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt, (h) all Guarantee Obligations of such Person, (i) Acquisition Debt, (j) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends and (k) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing or any Debt of the types referred to in clauses (a) through (j) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable

Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Debt shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of such Person. Debt shall not include the obligations of any Person related to deferred taxes or severance obligations of any nature payable by such Person.

     Debt/Equity Proceeds means the aggregate Net Cash Proceeds from the issuance of any equity or Debt by Hollinger International, Holdco or any Subsidiary of Hollinger International or Holdco formed on or after the Amendment Effective Date.

     Determination Date - see Section 2.12.

     Dollar and the sign "$" mean lawful money of the United States of America.

     Dollar Equivalent means, (i) with respect to Dollars or an amount denominated in Dollars, such amount, and (ii) with respect to any amount of Sterling, at any time for the determination thereof, the equivalent amount of Dollars obtained by converting such Sterling involved in such computation into Dollars at the spot rate as quoted by the Administrative Agent for the purchase of Dollars with Sterling through the FX Trading Office at approximately 8:00 a.m. (Houston time) two Business Days prior to the date on which such computation is made.

     DTH means DT Holdings Limited, a limited liability company incorporated under the laws of England and Wales.

     Environmental Laws means the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, the Toxic Substances Control Act, and any other applicable federal, state or local statute, law, ordinance, code, rule, regulation, order, decree or other officially-promulgated and legally binding policy regulating, relating to, or imposing liability or standards of conduct (including, but not limited to, permit requirements and emission or effluent restrictions) concerning any Regulated Materials, as now or at any time hereafter in effect applicable to the Company or any of its Restricted Subsidiaries.

     Equity Offering means the issuance by Hollinger International in February, 1996 of 16,100,000 shares of Class A Common Stock, par value $.01 per share, concurrently with the issuance of the Senior Subordinated Notes.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

     Eurocurrency Loan means any Loan which bears interest at a rate determined by reference to the Eurocurrency Rate (Reserve Adjusted).

     Eurocurrency Office means (a) with respect to any Lender, the office or offices of such Lender which shall be making or maintaining the Eurocurrency Loans of such Lender hereunder or such other office or offices at which such Lender determines its Eurocurrency Rate and (b) with respect to the Administrative Agent, the office or offices of the Administrative Agent which shall receive payments or disburse borrowings in Dollars and Sterling as the Administrative Agent designates to the Lenders and the Company from time to time. A Eurocurrency Office may be either a domestic or foreign office.

     Eurocurrency Rate means, with respect to any Eurocurrency Loan for any Interest Period,

     (a) with respect to Eurocurrency Loans denominated in Dollars, the rate of interest (rounded, if necessary, to the next higher 1/16 of 1%) of the rate per annum at which Dollar deposits in immediately available funds are offered by the Administrative Agent's Eurocurrency Office in the London interbank market at or about 11:00 a.m. (London time), two Business Days prior to the first day of such Interest Period, in the approximate amount of TD-Texas' relevant Eurocurrency Loan and having a maturity approximately equal to such Interest Period; and

     (b) with respect to Eurocurrency Loans denominated in Sterling, the rate of interest (rounded, if necessary, to the next higher 1/16 of one percent) equal to the rate at which Sterling deposits in immediately available funds are offered by the Administrative Agent's Eurocurrency Office in the London interbank market at or about 11:00 a.m. (London time) two Business Days' prior to the beginning of such Interest Period in the approximate amount of TD-Texas' relevant Eurocurrency Loan and having a maturity approximately equal to such Interest Period.

     Eurocurrency Rate (Reserve Adjusted)means, relative to any Loan to be made, continued or maintained as, or converted into, a Eurocurrency Rate Loan, for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

     Eurocurrency Rate       =    Eurocurrency Rate
     (Reserve Adjusted)           --------------------------------------
                                  1.00 - Eurocurrency Reserve Percentage

     Eurocurrency Reserve Percentagemeans, with respect to any Eurocurrency Loan denominated in Dollars for any Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentage in effect on each day of such Interest Period, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the aggregate maximum reserve requirements applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other then applicable regulation of such Board of Governors which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as presently defined in Regulation D.

     Event of Default means any of the events described in Section 12.1.

     Excess Cash Flow means, as of the last day of any Fiscal Quarter, the sum, without duplication, of:

     (a) Operating Cash Flow for such Fiscal Quarter;

     minus

     (b) the sum of:

          (i) Total Interest Expense, to the extent actually paid during such Fiscal Quarter;

          plus

          (ii) all scheduled principal payments on Funded Debt other than obligations under the Loan Documents during such Fiscal Quarter,

           plus

          (iii) all Federal, state, local and foreign income taxes (actually paid) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) during such Fiscal Quarter, plus

          (iv) Restricted Payments actually made pursuant to Section 10.9(a) and Permitted Payments actually made pursuant to Sections 10.9(b)(i) and 10.9(b)(ii) during such Fiscal Quarter, plus

          (v)      Capital Expenditures during such Fiscal Quarter.

     Excess Debt/Equity Proceeds means 50% of the aggregate Debt/Equity Proceeds after any mandatory repayment of the Holdco Facility, the mandatory commitment reduction pursuant to Section 6.1.2(d) of the FDTH Credit Agreement, and repayment of the CIBC Credit Facility.

     Exchange Act means the Securities Exchange Act of 1934, as amended.

     Excluded Taxes - see definition of Taxes.

     Exemption Agreement - see Section 7.6.

     Exemption Representation - see Section 7.6.

     Existing Credit Agreement - see the Recitals.

     Existing Credit Extensions - see the Recitals.

     Existing Letters of Credit means the letters of credit listed on Schedule 2.6.

     Extraordinary Cash Dividends means in respect of the Southam Interests:

     (a) a cash dividend in respect of a particular calendar year representing the excess, if any, of (i) the aggregate of all cash dividends declared and paid on such securities during the calendar year over (ii) the greatest of (x) 200% of the aggregate of all cash dividends declared and paid on such securities during the immediately preceding calendar year, (y) 300% of the average of the aggregate of all cash dividends declared and paid on such securities during the immediately preceding three calendar years; and (z) 100% of the aggregate consolidated net income of the issuer of such securities, before extraordinary items, for its immediately preceding fiscal year; and

     (b) any cash dividend declared by Southam on its common shares which the directors of Southam by resolution determine to be extraordinary, taking into account the amount of the dividend, the effect of the dividend on the market value of such securities after payment thereof, the form of payment, the financial position of Southam, economic conditions, business practices and such other factors as the directors of Southam considered to be relevant.

     FDTH means First DT Holdings Limited, a limited liability company incorporated under the laws of England and Wales and a wholly owned subsidiary of DTH.

     FDTH Credit Agreement means that certain Credit Agreement dated as of May 30, 1996 among FDTH, Toronto-Dominion as administrative agent and Toronto-Dominion as issuing bank, whereunder certain financial institutions agree to make revolving loans and to issue letters of credit in the maximum amount of L250,000,000.

     Federal Funds Rate means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 2:00 p.m., New York City time, for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     First Chicago - see the Recitals.

     Fiscal Quarter means a fiscal quarter of a Fiscal Year.

     Fiscal Year means the fiscal year of the Company and its Restricted Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1995") refer to the Fiscal Year ending on December 31 of such calendar year.

     Floating Rate Loan means any Loan which bears interest at or by reference to the Alternate Base Rate.

     Funded Debt means the sum of (a) all Debt of the Company and its Restricted Subsidiaries pursuant to clauses (a), (b), (d), (g), (h) and (i) of the definition of Debt, minus (b) Debt of the Company to Restricted Subsidiaries and Debt of Restricted Subsidiaries to the Company or to other Restricted Subsidiaries.

     FX Trading Office means the foreign exchange trading center of the Administrative Agent located in Houston, Texas, or whatever other office the Administrative Agent may from time to time designate.

     GAAPmeans generally accepted accounting principles in the United States, as in effect from time to time.

     Group - see Section 2.2.

     Guarantee Obligation means any agreement, undertaking or arrangement by which any Person guarantees or endorses (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Guarantee Obligation shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

     Guarantor means (a) as of the Amendment Effective Date, Hollinger International and each of the Company's Restricted Subsidiaries listed on
Schedule 9.8 other than the Subsidiaries of AP-91, Palestine Post, JPEH, JPPL and STDS, and (b) thereafter, the Persons referred to in clause (a) and each other Person which from time to time executes and delivers a counterpart of the Subsidiary Guaranty.

     Guaranties means the Hollinger International Guaranty and the Subsidiary Guaranty.

     Hedging Agreement means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     Holdco means Hollinger International Publishing Holdings Inc., a Delaware corporation and wholly owned subsidiary of Hollinger International.

     Holdco Facility means the Securities Purchase Agreement dated as of May 30, 1996 between Holdco and Toronto Dominion Investments, Inc. providing for a secured senior exchangeable note facility in the maximum principal amount of $100,000,000.

     Holdco Pledge Agreement - see Section 11.1.6.

     Hollinger Inc. means Hollinger Inc., a corporation continued under the laws of Canada.

     Hollinger International means Hollinger International Inc., a Delaware corporation.

     Hollinger International Guaranty see Section 11.1.7.

     HTH means Hollinger-Telegraph Holdings, Inc., a corporation continued under the laws of Alberta.

     HTH/FDTH Share Exchange Agreement means the share exchange agreement dated as of July 19, 1995 between Hollinger Inc. and FDTH.

     Indemnified Liability - see Section 14.13.

     Intercompany Debt means all Debt owed by the Company and/or its Restricted Subsidiaries to Hollinger Inc. or Hollinger International, or any other Affiliate other than the Company or any Restricted Subsidiary.

     Interest Coverage Ratio means, as of the last day of any Computation Period, the ratio of (a) Operating Cash Flow for such Computation Period to (b) Total Interest Expense for such Computation Period.

     Interest Period - see Section 4.3.

     Investment means, with respect to any Person:

     (a)  any loan or advance made by such Person to any other Person; and

     (b) any ownership or similar interest held by such Person in any other Person.

     The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     Issuing Bank means Toronto-Dominion in its capacity as issuer of Letters of Credit.

     Jerusalem Post Note means the Capital Note from the Palestine Post to the Company (as assignee of Hollinger International) dated December 31, 1995 in the original principal amount of 44,978,242 New Israeli Shekels.

     JPEH means Jerusalem Post Employees Holding (1983) Ltd., an Israeli corporation.

     JPPL means Jerusalem Post Publications Limited, an Israeli corporation.

     Lender - see the Preamble.

     Lender Party - see Section 14.13.

     Letter of Credit means a standby letter of credit having terms and provisions which are permitted by this Agreement and which otherwise are reasonably satisfactory to the Issuing Bank.

     Letter of Credit Application means a letter of credit application in the form then used by the Issuing Bank for standby letters of credit (with appropriate adjustments to indicate that any letter of credit issued thereunder is to be issued pursuant to, and subject to the terms and conditions of, this Agreement).

     Lien means, when used with respect to any Person, any interest of any other Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

     Limited means 323067 Canada Limited, a company organized under the laws of Canada.

     Loans - see Section 2.1.

     Loan Documents means this Agreement, the Notes, the Guaranties, the Letter of Credit Applications and the Collateral Documents.

     Management Fees means any management, consulting, non-competition, advisory or other similar fees or payments, or any interest thereon, payable by the Company or any of its Restricted Subsidiaries to Hollinger, Hollinger International or any other Affiliate other than the Company or any Restricted Subsidiary.

     Margin Stock means any "margin stock" as defined in any of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

     Material Adverse Effect means a material adverse effect on (a) the condition (financial or otherwise), operations, business, prospects, properties or assets of the Company and its Restricted Subsidiaries taken as a whole; or
(b) the ability of the Company and the Restricted Subsidiaries which are Guarantors taken as a whole to timely and fully perform any of their payment or other material obligations under this Agreement or any other Loan Document to which they are a party.

     Media Business means the business of the broadcast of radio or television broadcasting, cable and satellite programs (including national, regional or local radio, television, cable and satellite programs).

     Moody's means Moody's Investors Service, Inc. or any successor rating agency.

     Negative Trade Differential means with respect to any Asset Swap the amount, if any, by which the Contributed Cash Flow of the Traded Newspaper Assets included in such Asset Swap (as determined in good faith by the Board of Directors of the Company) as of the date of such Asset Swap exceeds the Contributed Cash Flow of the Traded-For Newspaper Assets included in such Asset Swap (as so determined).

     Net Cash Proceeds means (a) with respect to any Asset Sale by any Person, the proceeds thereof in the form of cash or cash equivalents including payments of principal and interest in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or cash equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire indebtedness where payment of such indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Administrative Agent, (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or cash equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof, and (c) with respect to the issuance by the Company of Subordinated Debt, the proceeds of such issuance net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance.

     Newspaper Business means the business of publishing and distributing (including distributing by electronic means) newspapers, magazines and other paid or free publications having national, regional, local or targeted markets, including publications having limited or no news or editorial content such as shoppers or other "total market coverage" publications and similar publications.

     New Preference Shares has the meaning set out in the Scheme Documents.

     Notes - see Section 3.1.

     Occupational Safety and Health Law means the Occupational Safety and Health Act of 1970 and any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety.

     Operating Cash Flow means, as of the last day of any Fiscal Quarter, the sum, without duplication, of:

     (a)    Consolidated Net Income (Loss) for the Computation Period,

     plus

     (b) the consolidated interest expense and other financing costs of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) for such Computation Period,

     plus

     (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) for such Computation Period, plus

     (d) all federal, state, local and foreign income taxes (whether paid or deferred) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) for such Computation Period, plus

     (e) other non-cash expenses and all extraordinary and non-recurring expenses (including all one-time, non-recurring transaction expenses associated with the Reorganization, the Senior Subordinated Notes, the Existing Credit Agreement or the Scheme, to the extent such expenses are included in determining Consolidated Net Income (Loss)) deducted in determining Consolidated Net Income
(Loss).

In the case of an Acquisition or Asset Swap permitted hereunder, Operating Cash Flow of the Company and its Restricted Subsidiaries on a consolidated basis for purposes of any calculation of Operating Cash Flow made for the period ending prior to the first day of the first full calendar quarter after the date of such Acquisition or Asset Swap shall be adjusted to give effect to such Acquisition or Asset Swap by adding or subtracting, as the case may be, the Company's estimate of Operating Cash Flow for such Acquisition or Asset Swap, which estimate shall be approved in advance by the Required Lenders. In the case of an Asset Swap, the Company's estimate of Operating Cash Flow of the Traded-For Newspaper Assets shall be reduced by an amount equal to the actual Operating Cash Flow of the Traded Newspaper Assets. In the event the Company and the Required Lenders do not agree on such adjustment, Operating Cash Flow for such Acquisition shall be zero. The Operating Cash Flow of the Company on a consolidated basis with its Restricted Subsidiaries for the twelve-month period commencing on the first day of the first full calendar quarter commencing immediately after the date of such Acquisition or Asset Swap and for any twelve-month period ending on the last day of any calendar quarter during such twelve-month period shall be adjusted by (1) adding or subtracting, as the case may be, the Acquisition Annualized Operating Cash Flow of the Restricted Subsidiary so acquired and (2) excluding the Operating Cash Flow of the Restricted Subsidiary for the Computation Period; in the case of an Asset Swap, the Acquisition Annualized Operating Cash Flow of the Traded-For Newspaper Assets shall be reduced by an amount equal to the actual Operating Cash Flow of the Traded Newspaper Assets. In the case of any Acquisition or Asset Swap, the expenses incurred by the Company in connection with such Acquisition, in an amount to be approved by the Required Lenders, may be excluded from the determination of Operating Cash Flow of the Company and its Restricted Subsidiaries for the twelve-month period ending with the last day of the calendar quarter during which such Acquisition or Asset Swap occurred; provided, however, that in such event, the expenses so excluded shall be taken into account and deducted from Operating Cash Flow in the first full calendar quarter immediately succeeding the date of such Acquisition or Asset Swap, as if such expenses actually had been incurred during such succeeding fiscal quarter. For purposes of this Agreement, "Operating Cash Flow" shall not include any portion of the Operating Cash Flow of any Person other than Restricted Subsidiaries.

     Optionholders has the meaning set out in the Scheme Circular.

     Options Proposals has the meaning set out in the Scheme Circular.

     Palestine Post means The Palestine Post Limited, an Israeli corporation.

     Participant - see Section 14.9.2.

     PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     Pension Plan means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Company or any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414 of the Internal Revenue Code or section 4001 of ERISA, may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

     Percentage means as to any Lender the percentage which (a) the amount of such Lender's Commitment is of (b) the aggregate amount of Commitments of all Lenders; provided that after the Commitments have been terminated, "Percentage" shall mean as to any Lender the percentage which the aggregate principal amount of such Lender's Loans is of the aggregate principal amount of all Loans. The initial Percentage for each Lender is set forth opposite such Lender's name on
Schedule 1.1.

     Person means any natural person, corporation, partnership, limited liability company, trust, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

     Pledge Agreements means the Holdco Pledge Agreement, the UK Pledge Agreement, and the Company Pledge Agreement.

     Preferred Stock means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

     Pricing Grid means the Pricing Grid set forth on Schedule 1.2.

     Publishing/Telegraph Subscription Agreement means the Subscription Agreement between Publishing and Telegraph relating to the Subscription by Publishing of approximately 15,000,000 Telegraph Ordinary Shares on the Closing Date (assuming a Subscription price of $8.40) in form and substance satisfactory to the Administrative Agent.

     Put/Call Options means the Optionholders' rights to purchase Telegraph Ordinary Shares which remain outstanding after the Scheme becomes effective which are subject to puts and calls as outlined in the Options Proposals.

     Qualified Capital Stockof any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

     Rating Agency means S&P and Moody's.

     Reaffirmation - see Section 11.1.5.

     Redeemable Capital Stock means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to any stated maturity of the principal of the Senior Subordinated Notes or is redeemable at the option of the holder thereof at any time prior to any such stated maturity, or is convertible into or exchangeable for debt securities at any time prior to any such stated maturity at the option of the holder thereof, provided, however, that Redeemable Capital Stock shall not include any shares of APAC-90 Preferred Stock so long as such shares are owned by the Company or one or more Restricted Subsidiaries.

     Regulated Materials means any toxic substance, hazardous substance, hazardous material, hazardous chemical or hazardous waste defined or qualifying as such in (or for the purposes of) any Environmental Law, or any pollutant or contaminant, and shall include, but not be limited to, petroleum, including crude oil or any fraction thereof which is liquid at standard conditions of temperature or pressure (60 degrees fahrenheit and 14.7 pounds per square inch absolute), any radioactive material, including, but not limited to, any source, special nuclear or by-product material as defined at 42 U.S.C. section 2011 et. seq., as amended from time to time, polychlorinated biphenyls and asbestos in any form or condition.

     Reorganization means the reorganization of the assets of Hollinger Inc., Hollinger International and their Subsidiaries consummated on October 13, 1995 pursuant to the Share Exchange Agreement dated as of July 19, 1995, between Hollinger Inc. and Hollinger International.

     Required Lenders means Lenders having an aggregate Percentage of more than 66-2/3 but in any event not less than two Lenders.

     Restricted Subsidiary means, initially, each Subsidiary of the Company existing on the date of this Agreement, other than DTH and its Subsidiaries and TelHoldco, and any other Restricted Subsidiary designated from time to time by the Board of Directors of the Company as a "Restricted Subsidiary" in accordance with Section 10.26 of this Agreement.

     Scheme - see the Recitals.

     Scheme Circular means the documents to be despatched, inter alia, to Telegraph's shareholders describing the Scheme and including the explanatory statement required by Section 426 of the Companies Act 1985.

     Scheme Documents means the Scheme Circular and the documents to be despatched to the Optionholders in connection with the Options Proposals.

     SEC means the Securities and Exchange Commission.

     Senior Funded Debt means Funded Debt excluding Debt pursuant to the Senior Subordinated Notes.

     Senior Leverage Ratio means, as of the last day of any Computation Period the ratio of (a) Senior Funded Debt as of such date to (b) Operating Cash Flow for such Computation Period. For purposes of calculating Senior Funded Debt for any period or portion thereof ending on or before the Closing Date (the "Pre-Funding Period"), Senior Funded Debt shall be determined by assuming that this Agreement had been in effect during the entire Pre-Funding Period and Loans in an amount equal to the aggregate Commitment hereunder had been outstanding for the entire Pre-Funding Period.

     Senior Subordinated Indenture means that certain Indenture dated as of February 1, 1996 between the Company and Fleet

National Bank of Connecticut, as Trustee, relating to the Senior Subordinated Notes, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and hereof and in effect.

     Senior Subordinated Notes means the 9.25% Senior Subordinated Notes due February 1, 2006 of the Company issued under the Senior Subordinated Indenture.

     Series A Preferred Shares means the Series A Redeemable Convertible Preferred Stock of Hollinger International, as in effect on the date of this Agreement.

     Southam means Southam Inc., a corporation continued under the laws of Canada.

     Southam Collateral means collectively Hollinger International's interest in
(a) 16,349,743 Common Shares of Southam owned by Limited or any successor owner,
(b) the Capital Stock of Limited and (c) any promissory notes from Limited in favor of Hollinger International.

     Southam Dividend Amount means the lesser of (a) the aggregate amount paid or payable by Hollinger International since February 7, 1996 in respect of regularly scheduled periodic dividends on the Series A Preferred Shares and (b) the aggregate amount of the Southam Interests Dividends received by the Company since the date hereof on account of its ownership interest (whether direct or indirect) in Southam.

     Southam Interests means the aggregate of (a) 7,145,000 Southam common shares, being one-half the shares held by HTH (in which the Company holds a 50% indirect equity interest) and (b) 250,000 Southam common shares held by FDTH (in which the Company holds a 100% indirect equity interest); provided, however, that if Southam shall pay a dividend, or make a distribution, on its common shares in the form of Capital Stock of the same or another corporation, or subdivide its outstanding common shares into a greater number of common shares, or combine its outstanding common shares into a smaller number of common shares, or effect a reorganization or reclassification of its Capital Stock, or amalgamate, enter into an arrangement or consolidation or merge with or into another entity (other than an amalgamation, arrangement, consolidation or merger which does not result in a reclassification or change of the outstanding common shares of Southam), the "Southam Interests" shall thereafter include any securities distributed with respect to any such shares or into which any such shares shall be converted, changed or reclassified or for which any such shares shall be exchanged.

     Southam Interests Dividend means a dividend or other distribution paid on or with respect to the Southam Interests on or prior to the earlier of (a) the redemption date for the redemption of all the Series A Preferred Shares outstanding as of such redemption date or (b) the date of final distribution to the holders of the Series A Preferred Shares of the full preferential amount provided under the terms thereof; provided, however, that the term "Southam Interests Dividend" does not mean or include (x) any part of any dividend or distribution that is payable otherwise than in cash or that constitutes an Extraordinary Cash Dividend as applied to the Southam Interests, or (y) any dividend or distribution on or with respect to the 250,000 Southam common shares of which a Deedtask Limited is the direct owner or the 7,145,000 Southam common shares which constitute the balance of the Southam common shares held by HTH in which Telegraph has a 50% indirect equity interest.

     Southtown/Star Facility means the real estate, improvements, fixtures and related personal property associated with a facility located in Tinley Park, Illinois used by Daily Southtown Inc. and Star Publishing Inc.

     S&P means Standard & Poor's Corporation, or any successor rating agency.

     Stated Amount means, with respect to any Letter of Credit at any date of determination, the maximum aggregate amount available thereunder at any time during the then ensuing term of such Letter of Credit under any and all circumstances, plus the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

     STDS means Sun-Times Distribution Systems, Inc., a Delaware corporation.

     Sterling and L mean the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

     Subordinated Debt means (a) Debt pursuant to the Senior Subordinated Notes and (b) any unsecured Debt of the Company in amounts which, when added to Funded Debt, would not cause the Company on a pro forma basis as of the date of such incurrence to violate the provisions of Section 10.6, does not require any amortization prior to the date which is one year after the Commitment Termination Date and has maturities and terms, and which is subordinated to the obligations of the Company hereunder in a manner, satisfactory to the Lenders.

     Subsidiary means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors or their equivalents. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company, provided that none of DTH, any of DTH's Subsidiaries, or TelHoldco shall be deemed a Restricted Subsidiary of the Company for purposes of this Agreement.

     Subsidiary Guaranty means that certain Subsidiary Guaranty dated as of February 7, 1996, as amended, modified or supplemented from time to time, executed by the Restricted Subsidiaries of the Company other than the Subsidiaries of AP-91, JPEH, JPPL, Palestine Post and STDS.

     Subsidiary Notes means, collectively, (a) any promissory note issued, now or in the future, by any Restricted Subsidiary of the Company in favor of the Company or another Restricted Subsidiary, as the case may be, each substantially in the form of Exhibit H and (b) the Jerusalem Post Note, and any extensions, renewals or amendments of any of the foregoing.

     Subsidiary Security Agreements means, collectively, any security agreement substantially in the form of Exhibit I or other security or collateral instrument or documents in form and substance approved by the Administrative Agent and the Required Lenders issued or given by any Restricted Subsidiary in favor of the Company or another Restricted Subsidiary, as the case may be, to secure Debt of such Restricted Subsidiary under a Subsidiary Note.

     Sun Times means The Sun-Times Company, a Delaware corporation.

     Sun Times Plant means the real estate, improvements, fixtures and related personal property associated with a new printing plant for the Sun Times.

     Tax Allocation Agreement - means a tax allocation agreement substantially in the form of Exhibit K executed by the Company and its Restricted Subsidiaries, as amended, modified or supplemented from time to time.

     Taxes relative to any Person means taxes, assessments or other governmental charges or levies imposed upon such Person, its income or any of its properties, franchises or assets (excluding, in the case of payments made to a Lender or an Agent, the following taxes (all of the following taxes being "Excluded Taxes"): taxes imposed upon the overall net income of such Lender or such Agent, franchise taxes imposed upon such Lender or such Agent with respect to its net income by the jurisdiction under the laws of which such Lender or such Agent, as the case may be, is organized or any political subdivision thereof, and franchise taxes imposed upon such Lender or such Agent with respect to its net income by the jurisdiction in which such Lender's or such Agent's Eurocurrency Office is located or any political subdivision thereof).

     TD Texas - see the Preamble.

     Telegraph - see the Recitals.

     Telegraph Ordinary Shares means ordinary shares of Telegraph purchased by the Company or any Restricted Subsidiary pursuant to the Publishing/Telegraph Subscription Agreement.

     Telegraph Preference Shares means the 5,000,000 non-voting Redeemable Preference Shares issued by Telegraph.

     TelHoldco means TelHoldco Inc., a Delaware corporation.

     Toronto-Dominion - see the Preamble.

     Total Interest Expense means, for any period, the consolidated interest expense and commitment fees of the Company and its Restricted Subsidiaries for such period accrued on Funded Debt. For purposes of calculating consolidated interest expense and commitment fees, Funded Debt shall include Funded Debt under the Credit Agreement dated as of September 28, 1995 among Hollinger International, various financial institutions and TD Texas, as administration agent, to the extent such Funded Debt was outstanding during such period.

     Total Leverage Ratio means, as of the last day of any Computation Period, the ratio of (a) Funded Debt as of such date to (b) Operating Cash Flow for such Computation Period. For purposes of calculating Funded Debt for any period or portion thereof ending on or before the Closing Date (the "Pre-Funding Period"), Funded Debt shall be determined by assuming that this Agreement had been in effect during the entire Pre-Funding Period and Loans in an amount equal to the aggregate Commitment hereunder had been outstanding for the entire Pre-Funding Period.

     Traded Newspaper Assets - see definition of "Asset Swap."

     Traded-For Newspaper Assets - see definition of "Asset Swap."

     Type of Loan or Borrowing - see Section 2.2. The types of Loans or borrowings under this Agreement are as follows: Floating Rate Loans or borrowings and Eurocurrency Loans or borrowings.

     U.K. Pledge Agreement - see Section 11.2.1(f).

     Unmatured Event of Default means any event which if it continues uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

     Unrestricted Subsidiary means any Subsidiary that is not a Restricted Subsidiary; provided, however, that a Person may not be designated as an Unrestricted Subsidiary unless (a) the creditors of such Person have no direct or indirect recourse (including, but not limited to, recourse with respect to the payment of principal or interest on Debt of such Unrestricted Subsidiary) to the Company or a Restricted Subsidiary and (b) a default by such Person on any of its Debt will not result in, or permit any holder of Debt of the Company or a Restricted Subsidiary to declare, a default on such Debt of the Company or a Restricted Subsidiary or cause the payment thereof to be accelerated or payable prior to its stated maturity. Any subsidiary of an Unrestricted Subsidiary shall be an Unrestricted Subsidiary for purposes of this Agreement.

     Voting Stock means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     Welfare Plan means a "welfare plan", as such term is defined in Section 3(1) of ERISA.

     Wholly-Owned Restricted Subsidiary means a Restricted Subsidiary of which the Company and/or another of its Wholly-Owned Restricted Subsidiaries own, directly or indirectly, all of the outstanding shares of Capital Stock (other than directors' qualifying shares).


     SECTION 2 COMMITMENTS OF THE LENDERS; TYPES OF LOANS; LETTERS OF CREDIT; BORROWING PROCEDURES.

     2.1 Commitments. On and subject to the terms and conditions of this Agreement, (a) each of the Lenders, severally and for itself alone, agrees to make loans to the Company on a revolving basis ("Loans") from time to time before the Commitment Termination Date in such Lender's Percentage of such aggregate amounts as the Company may from time to time request from all Lenders under the Commitments, provided that the aggregate principal amount of all Loans which all Lenders shall be committed to have outstanding at any one time shall not exceed an amount equal to (x) the aggregate amount of the Commitments minus (y) the Stated Amount of all outstanding Letters of Credit; and (b) the Issuing Bank agrees to issue Letters of Credit at the request of and for the account of the Company from time to time before the Commitment Termination Date and, as more fully set forth in Section 2.6, each Lender agrees to purchase a participation in each such Letter of Credit, provided that the aggregate Stated Amount of all Letters of Credit shall not at any time exceed the lesser of (i) $15,000,000 or
(ii) an amount equal to (A) the aggregate amount of the Commitments minus (B) the aggregate principal amount of all outstanding Loans.

     Notwithstanding the foregoing, prior to the Closing Date, the aggregate Stated Amount of all Letters of Credit shall not exceed $5,000,000 and the aggregate Stated Amount of all Letters of Credit plus the aggregate principal amount of all outstanding Loans shall not exceed $10,000,000.

     2.2 Various Types of Loans. Each Loan shall be divided into tranches which are either a Floating Rate Loan or a Eurocurrency Loan (each a "type" of Loan), as the Company shall specify in the related notice of borrowing or conversion pursuant to Section 2.3 or 2.4. Eurocurrency Loans having the same Interest Period are sometimes called a "Group" or collectively "Groups". Floating Rate Loans and Eurocurrency Loans may be outstanding at the same time, provided that (i) not more than eight different Groups of Loans shall be outstanding at any one time, (ii) the aggregate principal amount of each Group of Eurocurrency Loans in Dollars shall at all times be at least $1,000,000 and an integral multiple of $500,000 and (iii) the aggregate principal amount of each Group of Eurocurrency Loans in Sterling shall at all times be at least the Dollar Equivalent of $1,000,000 and an integral multiple of $500,000. All borrowings, conversions and repayments of Loans shall be effected so that each Lender will have a pro rata share (according to its Percentage) of all types and Groups of Loans.

     2.3 Borrowing Procedures. The Company shall give telephonic notice (promptly followed by written notice) to the Administrative Agent of its proposed borrowing not later than (a) in the case of a Floating Rate borrowing, 10:00 a.m., New York City time, on the proposed date of such borrowing, (b) in the case of a Eurocurrency borrowing in Dollars, 10:00 a.m., New York City time, at least three Business Days prior to the proposed date of such borrowing, and
(c) in the case of a Eurocurrency borrowing in Sterling, 10:00 a.m., New York City time, at least five Business Days prior to the proposed date of such Borrowing. Each such notice shall be effective upon receipt by the Administrative Agent, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a Eurocurrency borrowing, the applicable currency and initial

Interest Period therefor. Promptly upon receipt of such notice, the Administrative Agent shall advise each Lender thereof. Not later than 1:00 p.m., New York City time, on the date of a proposed borrowing, each Lender shall provide the Administrative Agent by fed wire at the Administrative Agent's designated Eurocurrency Office with immediately available funds in the applicable currency covering such Lender's Percentage of such borrowing and, subject to the satisfaction of the conditions precedent set forth in Section 11 with respect to such borrowing, the Administrative Agent shall pay over the requested amount to the Company on the requested borrowing date. Each borrowing shall be on a Business Day. Each borrowing denominated in Dollars shall be in an aggregate amount of at least $1,000,000 and an integral multiple of $500,000 and the aggregate principal amount of each Group of Eurocurrency Loans in Sterling shall at all times be the Dollar Equivalent of at least $1,000,000 and an integral multiple of $500,000. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Company (i) with respect to Floating Rate Loans at the Administrative Agent's office in New York and (ii) with respect to all Eurocurrency Rate Loans, at the Administrative Agent's Eurocurrency Office, in each case by wire transfer to the accounts the Company shall have specified in its borrowing request.

     2.4 Procedures for Conversion of Type of Loan. Subject to the provisions of Section 2.2, the Company may convert all or any part of its outstanding Loan into a Loan of a different type by giving telephonic notice (promptly followed by written notice) to the Administrative Agent not later than 10:00 a.m., New York City time, at least three Business Days prior to the proposed date of such conversion. Each such notice shall be effective upon receipt by the Administrative Agent, shall be irrevocable, and shall specify the date and amount of such conversion, the Loan to be so converted, the type of Loan to be converted into and, in the case of a conversion into a Eurocurrency Loan, the initial Interest Period therefor. Promptly upon receipt of such notice, the Administrative Agent shall advise each Lender thereof. Subject to Sections 2.10 and 2.11, such Loan shall be so converted on the requested date of conversion. Each conversion shall be on a Business Day. Notwithstanding the foregoing, the Company shall not be entitled to convert (a) Eurocurrency Loans denominated in one currency into Loans in another currency or (b) Eurocurrency Loans denominated in Sterling into a Floating Rate Loan.

     2.5 Letter of Credit Procedures. The Company shall give notice to the Issuing Bank of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser period as to which the Issuing Bank may agree) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by a Letter of Credit Application, duly executed by the Company (and if a Restricted Subsidiary is to be a co-applicant, such Restricted Subsidiary) and in all respects satisfactory to the Issuing Bank, together with such other documentation as the Issuing Bank may reasonably request in support thereof, it being understood that each Letter of Credit Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than five Business Days prior to the Commitment Termination Date) and whether such Letter of Credit is to be transferable in whole or in part. Subject to the satisfaction of the conditions precedent set forth in Section 11 with respect to the issuance of such Letter of Credit, the Issuing Bank shall issue such Letter of Credit on the requested issuance date. The Company shall not be entitled to request the issuance of a Letter of Credit for the account of any Unrestricted Subsidiary or any Restricted Subsidiary which is not a Guarantor.

     2.6 Participations in Letters of Credit. (a) On and after the Amendment Effective Date, the Existing Letters of Credit shall be deemed for all purposes, including for purposes of the fees to be collected pursuant to Section 5.2, and reimbursement of costs and expenses to the extent provided herein, Letters of Credit outstanding under this Agreement and entitled to the benefits of this Agreement and the other Loan Documents, and shall be governed by the applications and agreements pertaining thereto and by this Agreement. Each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank on the Amendment Effective Date, without recourse or warranty, an undivided interest and participation in each such Existing Letter of Credit and the Company's reimbursement obligation with respect thereto in an amount equal to such Lender's Percentage.

     (b) Concurrently with the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such other Lender's Percentage, in such Letter of Credit and the Company's reimbursement obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Issuing Bank's "participation" therein. The Issuing Bank hereby agrees, upon request of any Lender, to deliver to such Lender a list of all outstanding Letters of Credit, together with such information related thereto as such other Lender may reasonably request.

     2.7 Reimbursement Obligations. The Company hereby unconditionally and irrevocably agrees to reimburse the Issuing Bank for each payment or disbursement made by the Issuing Bank under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or distribution shall bear interest from and including the date of such payment or disbursement to but not including the date that the Issuing Bank is reimbursed by the Company therefor, payable on demand, at a rate per annum equal to the sum of the Alternate Base Rate plus the Applicable Margin from time to time in effect (plus, at any time an Event of Default exists, 2%). The Issuing Bank shall notify the Company and the Administrative Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided, however, that the failure of the Issuing Bank to so notify the Company or the Administrative Agent shall not affect the rights of the Issuing Bank or the Lenders in any manner whatsoever.

     2.8 Limitation on the Issuing Bank's Obligations. In determining whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation to the Company or any Lender other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Issuing Bank any liability to the Company or any Lender and shall not reduce or impair the Company's reimbursement obligations set forth in Section 2.7 or the obligations of the Lenders pursuant to Section 2.9.

     2.9 Funding by Lenders to the Issuing Bank. If the Issuing Bank makes any payment or disbursement under any Letter of Credit and the Company has not reimbursed the Issuing Bank in full for such payment or disbursement by 10:00 a.m., New York City time, on the date of such payment or disbursement or if any reimbursement received by the Issuing Bank from the Company is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Company or otherwise, each Lender shall be obligated to pay to the Issuing Bank, in full or partial payment of the purchase price of its participation in such Letter of Credit, its pro rata share (according to its Percentage) of such payment or disbursement (but no such payment shall diminish the obligations of the Company under Section 2.7), and the Administrative Agent shall promptly notify each Lender thereof. Each Lender irrevocably and unconditionally agrees, severally and for itself alone, to so pay to the Administrative Agent in immediately available funds for the Issuing Bank's account the amount of such Lender's Percentage of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Administrative Agent by 2:00 p.m., New York City time, on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, New York City time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Issuing Bank's account forthwith on demand for each day from and including the date such amount was to have been delivered to the Administrative Agent to but excluding the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Alternate Base Rate from time to time in effect. Any Lender's failure to make available to the Administrative Agent its Percentage of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Percentage of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent such other Lender's Percentage of any such payment or disbursement.

     2.10  Warranty.  Each notice of borrowing and/or of conversion pursuant to
Section 2.3 or 2.4, and the delivery of each Letter of Credit Application pursuant to Section 2.5 shall automatically constitute a warranty by the Company to the Administrative Agent and each Lender to the effect that on the date of such requested borrowing or conversion or the issuance of the requested Letter of Credit, as the case may be, (a) the warranties contained in Section 9 (excluding, except in the case of Loans made on the Closing Date, Sections 9.4, 9.6, 9.8 and 9.15 through 9.17) of this Agreement shall be true and correct as of such requested date as though made on the date thereof and (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing or will result therefrom.

     2.11  Conditions.  Notwithstanding any other provision of this Agreement,
(a) no Lender shall be obligated to make any Loan, and (b) no Lender shall be obligated to convert into or permit the continuation at the end of the applicable Interest Period of any Eurocurrency Loan, and (c) the Issuing Bank shall not be obligated to issue any Letter of Credit if, in any such case, an Event of Default or Unmatured Event of Default exists or would result therefrom.

     2.12 Determination of Dollar Equivalents. The Administrative Agent will determine the Dollar Equivalent with respect to any Loans denominated in Sterling (i) on the requested borrowing date or date of any requested continuation of a Loan denominated in Sterling, and (ii) as of the last Business Day of each month, and (iii) during the occurrence and continuation of an Event of Default, such other dates as may be requested by the Required Lenders (but in no event more frequently than once a week) (each such date being a "Determination Date").

     2.13 Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.


     SECTION 3    NOTES EVIDENCING LOANS.

     3.1  Notes.  The Loans of each Lender shall be evidenced by a promissory note in the applicable currency (as amended, supplemented, replaced or otherwise modified from time to time, individually each a "Note" and collectively for all Lenders the "Notes") substantially in the form of Exhibit A, with appropriate insertions, dated the Amendment Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent) and payable to the order of such Lender in an amount equal to the sum of such Lender's Commitment (or, if less, in the aggregate unpaid principal amount of all of such Lender's Loans) as follows: (a) prior to the Commitment Termination Date, Loans may be borrowed, repaid and, subject to compliance with Section 10.12, reborrowed and (b) all outstanding Loans shall be repaid in full on the Commitment Termination Date.

     3.2 Recordkeeping. Each Lender shall record in its records the date and amount of each Loan made by such Lender, each repayment or conversion thereof and, in the case of each Eurocurrency Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Lender's Notes. The failure to so record any such amount or information or any error in so recording any such amount or information shall not, however, limit or otherwise affect the obligations of the Company hereunder or under any Note to repay when due the principal amount of the Loans evidenced by such Note together with all interest accruing thereon.


     SECTION 4    INTEREST.

     4.1 Interest Rates. The Company promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full, as follows:

     (a) at all times while such Loan is a Floating Rate Loan, at a rate per annum equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin; and

     (b) at all times while such Loan is a Eurocurrency Loan, at a rate per annum equal to the sum of the Eurocurrency Rate (Reserve Adjusted) applicable to each Interest Period for such Loan plus the Applicable Margin;

provided, however, that at any time an Event of Default has occurred and is continuing, the interest rate applicable to (i) each Floating Rate Loan shall be the sum of (x) the Alternate Base Rate plus (y) the Applicable Margin plus
(z) 2% and (ii) each Eurocurrency Loan, the higher of (x) the sum of (A) the Eurocurrency Rate (Reserve Adjusted) plus (B) the Applicable Margin plus (C) 2% and (y) the sum of (A) the Alternate Base Rate plus (B) the Applicable Margin plus (C) 2%.

     4.2 Interest Payment Dates Accrued interest on each Floating Rate Loan shall be payable quarterly in arrears on the last Business Day of each Fiscal Quarter and at maturity, commencing with the first of such dates to occur after the date of such Loan. Accrued interest on each Eurocurrency Loan shall be payable on the last day of each Interest Period relating to such Loan. After maturity, accrued interest on all Loans shall be payable on demand.

     4.3 Interest Periods. Each "Interest Period" for a Eurocurrency Loan shall commence on the date such Eurocurrency Loan is made or converted from a Floating Rate Loan, or (if such Eurocurrency Loan is a continuation of a prior Eurocurrency Loan) on the expiration of the immediately preceding Interest Period for such continued Eurocurrency Loan, and shall end on the date which is one, two, or three months thereafter, as the Company may specify:

     (a) in the case of an Interest Period which commences on the date a Eurocurrency Loan is made or converted from a Floating Rate Loan, in the related notice of borrowing or conversion pursuant to Section 2.3 or 2.4, or

     (b) in the case of a succeeding Interest Period with respect to any continued Eurocurrency Loan, by telephonic notice (promptly followed by written notice) to the Administrative Agent not later than 10:00 a.m., New York City time, at least three Business Days prior to the first day of such succeeding Interest Period, it being understood that (i) each such notice shall be effective upon receipt by the Administrative Agent and (ii) if the Company fails to give such notice, such Loan, if denominated in Dollars shall automatically become a Floating Rate Loan at the end of its then-current Interest Period or, if denominated in Sterling, shall be continued as a Loan denominated in Sterling for an Interest Period of one month at a rate per annum equal to the sum of (A) Eurocurrency Reserve (Rate Adjusted) plus (B) the Applicable Margin plus (C) 2%.

Each Interest Period that begins on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Each Interest Period which would otherwise end on a day which is not a Business Day shall end on the immediately succeeding Business Day (unless such immediately succeeding Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the immediately preceding Business Day). The Company may not select any Interest Period prior to the Commitment Termination Date for a Loan which would end after the Commitment Termination Date.

     4.4 Setting and Notice of Eurocurrency Rates. The applicable Eurocurrency Rate for each Interest Period shall be determined by the Administrative Agent and notice thereof shall be given by the Administrative Agent promptly to the Company and each Lender. Each determination of the applicable Eurocurrency Rate by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Administrative Agent shall, upon written request of the Company or any Lender, deliver to the Company or such Lender a statement showing the computations used by the Administrative Agent in determining any applicable Eurocurrency Rate hereunder.

     4.5 Computation of Interest. Interest shall be computed on Eurocurrency Loans denominated in Dollars for the actual number of days elapsed on the basis of a year of 360 days. Interest shall be computed on Floating Rate Loans and for Eurocurrency Loans denominated in Sterling for the actual number of days elapsed on the basis of a year of 365 or 366 days, as the case may be. The applicable interest rate for each Floating Rate Loan shall change simultaneously with each change in the Alternate Base Rate.


     SECTION 5    FEES.

     5.1 Commitment Fee. The Company shall pay to the Administrative Agent for the account of each Lender a commitment fee equal to the Applicable Commitment Fee Rate on the daily average of the unused amount of such Lender's Commitment. Such commitment fee shall accrue from April 23, 1996 to but excluding the Commitment Termination Date. Such commitment fee shall be payable in arrears on the Amendment Effective Date, on the Closing Date, on the last Business Day of each Fiscal Quarter and on the Commitment Termination Date, in each case for the period then ending for which such commitment fee shall not have been theretofore paid. The commitment fee shall be computed for the actual number of days elapsed on the basis of a year of 365 or 366 days, as the case may be.

     5.2 Letter of Credit Fees. (a) The Company agrees to pay to the Administrative Agent for the account of the Lenders pro rata according to their respective Percentages a letter of credit fee for each Letter of Credit in an amount per annum of the daily average of the aggregate Stated Amount of such Letter of Credit (excluding any unreimbursed payment or disbursement thereunder) equal to the Applicable Margin for Eurocurrency Loans from time to time.

     (b) The Company agrees to pay to the Issuing Bank a fronting fee in an amount equal to 1/8 of 1% per annum of the daily average of the aggregate Stated Amount of each Letter of Credit (excluding any unreimbursed payment or disbursement thereunder).

     (c) The fees payable pursuant to clauses (a) and (b) above shall be computed for the actual number of days elapsed on the basis of a year of 360 days and shall be payable in arrears on the last Business Day of each Fiscal Quarter and on the Commitment Termination Date for the period from and including the date of the issuance of the applicable Letter of Credit to but excluding the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

     (d) In addition, with respect to each Letter of Credit, the Company agrees to pay to the Issuing Bank such fees and expenses as the Issuing Bank customarily requires in connection with the issuance, amendment, transfer, negotiation, processing and/or administration of letters of credit.

     5.3 Additional Fees. The Company agrees to pay to the Administrative Agent such additional fees at such times and in such amounts as are mutually agreed upon in writing by the Company and the Administrative Agent.

     SECTION 6    REDUCTION OR TERMINATION OF THE COMMITMENTS; REPAYMENTS.

     6.1  Reduction or Termination of the Commitments.

     6.1.1 Voluntary Reduction or Termination. The Company may from time to time prior to the Commitment Termination Date, on at least three Business Days' prior written notice received by the Administrative Agent (which shall promptly advise each Lender thereof), permanently reduce the amount of the Commitments to an amount not less than the sum of the aggregate principal amount of all outstanding Loans and the Stated Amount of all outstanding Letters of Credit. Any such reduction shall be in an aggregate amount of $1,000,000 or integral multiples thereof. The Company may at any time on like notice prior to the Commitment Termination Date terminate the Commitments upon payment in full of the Notes and all other obligations of the Company hereunder and the expiration, cancellation or cash collateralization (on terms satisfactory to the Administrative Agent and the Issuing Bank) of all outstanding Letters of Credit. Upon any termination of the Commitment in whole all of the Loans shall become immediately due and payable. All reductions of the Commitments shall be pro rata among the Lenders according to their Percentages.

     6.1.2 Mandatory Commitment Reduction. On each date that is one Business Day after the receipt by the Company or any of its Subsidiaries of Net Cash Proceeds, the Commitment shall, without further action, automatically and permanently be reduced by an amount equal to such Net Cash Proceeds.

     6.2  Prepayments.

     6.2.1 Mandatory Prepayments due to Commitment Reductions. If, after giving effect to any reduction of the Commitments pursuant to Section 6.1, (a) the sum of the aggregate principal amount of all outstanding Loans plus the Stated Amount of all outstanding Letters of Credit exceeds (b) the aggregate amount of Commitments, the Company will make an immediate repayment of Loans in an amount equal to such excess (rounded upward, if necessary, to an integral multiple of $250,000).

     6.2.2 Mandatory Prepayments due to Currency Fluctuations. The Company shall promptly (and in any event within three Business Days) following its receipt of any notice that the Administrative Agent shall have determined on any Determination Date that the sum of (a) the aggregate principal amount of all Loans denominated in Dollars plus (b) the Dollar Equivalent of the aggregate principal amount of all Loans denominated in Sterling exceeds the Commitments then in effect, make a mandatory prepayment of the outstanding principal amount of Loans in an amount equal to such excess.

     6.2.3 Mandatory Prepayments due to Excess Debt/Equity Proceeds. On each date that is one Business Day after the receipt of any Excess Debt/Equity Proceeds, the Company will make an immediate repayment of Loans in an amount equal to such Excess Debt/Equity Proceeds; provided that prepayments pursuant to this Section 6.2.3 shall not be required if at such time the Total Leverage Ratio is 5.0:1.0 or less.

     6.2.4 Voluntary Prepayments. The Company may from time to time prepay the Loans in whole or in part, provided that (a) the Company shall give the Administrative Agent (which shall promptly advise each Lender) not less than three Business Days' prior written notice thereof (five Business Days in the case of Loans denominated in Sterling), specifying the Loans to be prepaid and the date and amount of prepayment and (b) each partial prepayment of Loans shall be in a principal amount of at least $1,000,000 and an integral multiple of $500,000 (or, in the case of Loans denominated in Sterling, the Dollar Equivalent of $1,000,000 to and an integral multiple of $500,000).

     6.2.5 All Prepayments. All prepayments of Loans shall be pro rata among the Lenders according to their Percentages and any prepayment of a Loan shall include accrued interest to the date of prepayment on the principal amount being repaid. Any prepayment of a Eurocurrency Loan on a day other than the last day of an Interest Period therefor shall be subject to Section 8.4.

     6.2.6 Commitment Termination Date. The Company shall repay to the Lenders on the Commitment Termination Date the aggregate principal amount of all Loans outstanding on such date.


     SECTION 7    MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

     7.1 Making of Payments. (a) All payments of principal of or interest on the Loans, and of all fees, shall be made by the Company in the applicable currency to the Administrative Agent in immediately available funds at its designated Eurocurrency Office not later than 2:00 p.m., local time, on the date due; and funds received after that hour shall be deemed to have been received by the Administrative Agent on the next following Business Day. The Administrative Agent shall promptly remit to each Lender its share of all such payments received in collected funds by the Administrative Agent for the account of such Lender.

     (b) All payments under Sections 8.1 and 8.4 shall be made by the Company directly to the Lender or Lenders entitled thereto.

     7.2 Application of Certain Payments. Except as otherwise expressly provided herein, each payment of principal shall be applied to such Loans as the Company shall direct by notice to be received by the Administrative Agent on or before the date of such payment or, in the absence of such notice, as the Administrative Agent shall determine in its reasonable discretion. Concurrently with each remittance to any Lender of its share of any such payment, the Administrative Agent shall advise such Lender as to the application of such payment.

     7.3 Due Date Extension. If any payment of principal or interest with respect to any of the Notes, or of any fees, falls due on a day which is not a Business Day, then, except as provided in Section 4.3, such due date shall be extended to the next following Business Day and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

     7.4 Setoff. The Company agrees that the Administrative Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, the Company agrees that at any time any Event of Default has occurred and is continuing, the Administrative Agent and each Lender may apply to any obligation of the Company hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Company then or thereafter with the Administrative Agent or such Lender.

     7.5 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on any Loan (or on account of its participation in any Letter of Credit) in excess of its pro rata share of payments and other recoveries obtained by all Lenders on account of principal of and interest on Loans (or such participations) then held by them (other than any non-pro rata interest payment resulting from a Loan being an Affected Loan or any payment resulting from replacement of a Lender pursuant to Section 8.7), such Lender shall purchase from the other Lenders such participation in the Loans (or sub-participations in Letters of Credit) held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

     7.6  Net Payments; Tax Exemptions.

     (a) All payments by the Company of principal, interest, fees, indemnities and other amounts payable hereunder and under the Notes shall be made to the recipient thereof without setoff or counterclaim and free and clear of, and without withholding or deduction for or on account of, any present or future Taxes (other than Excluded Taxes) now or hereafter imposed on such recipient or its income, property, assets or franchises (such recipient's "Recipient Taxes"), except to the extent that such withholding or deduction (i) is required by applicable law, (ii) results from the breach by such recipient of its Exemption Agreement (as defined below) or (iii) would not be required if such recipient's Exemption Representation (as defined below) were true. If any such withholding or deduction is required by applicable law, the Company will:

          (A) pay to the relevant authorities the full amount so required to be withheld or deducted;

          (B) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authorities; and

          (C) except to the extent that such withholding or deduction results from the breach by the recipient of its Exemption Agreement or would not be required if such recipient's Exemption Representation were true, pay to the Administrative Agent for the account of the relevant recipient such additional amount as is necessary to ensure that the net amount actually received by such recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

     (b)  In consideration of the Company's agreements in clause (a) of this
Section 7.6, each Lender which is not organized under the laws of the United States or a State thereof hereby agrees (such Lender's "Exemption Agreement"), to the extent permitted by applicable law (including any applicable double taxation treaty of the jurisdiction of its incorporation and the jurisdiction in which its Eurocurrency Office is located), to execute and deliver to the Company and the Administrative Agent (i) on or before the first scheduled payment date after the Amendment Effective Date, a United States Internal Revenue Service Form 1001 or 4224 as appropriate (or successor forms), properly completed and claiming a complete exemption, as the case may be, from withholding or deduction for or on account of Recipient Taxes of such Lender, and (ii) a new Form 1001 or 4224 (or successor form), as appropriate, upon the expiration or obsolescence of any previously delivered Form.

     (c) Each Lender hereby represents and warrants (such Lender's "Exemption Representation") to the Company that on the Amendment Effective Date (or, if later, the date it becomes a party to this Agreement) it is entitled to receive payments of principal of, and interest on, Loans made by such Lender without withholding or deduction for or on account of such Lender's Recipient Taxes imposed by the United States of America or any political subdivision thereof.


     SECTION 8    INCREASED COSTS; SPECIAL PROVISIONS FOR EUROCURRENCY LOANS.

     8.1 Increased Costs. (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Eurocurrency Office of such Lender) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

          (i) shall subject any Lender (or any Eurocurrency Office of such Lender) to any tax, duty or other charge with respect to its Eurocurrency Loans, its Note or its obligation to make Eurocurrency Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurocurrency Loans or any other amounts due under this Agreement in respect of its Eurocurrency Loans or its obligation to make Eurocurrency Loans (except for changes in the rate of tax on the overall net income of such Lender or its Eurocurrency Office imposed by the jurisdiction in which such Lender's principal executive office or Eurocurrency Office is located); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender (or any Eurocurrency Office of such Lender); or

          (iii) shall impose on any Lender (or its Eurocurrency Office) any other condition affecting its Eurocurrency Loans, its Note or its obligation to make Eurocurrency Loans;

and the result of any of the foregoing is to increase the cost to (or in the case of Regulation D of the Board of Governors of the Federal Reserve System, to impose a cost on) such Lender (or any Eurocurrency Office of such Lender) of making or maintaining any Eurocurrency Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Eurocurrency Office) under this Agreement or under its Note with respect thereto, then within 10 days after demand by such Lender (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for and a calculation of the amount of such demand, a copy of which shall be furnished to the Administrative Agent), the Company shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or such reduction.

     (b) If any Lender shall reasonably determine that the adoption or phase-in of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Eurocurrency Office) or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such controlling Person's capital as a consequence of such Lender's obligations hereunder (including, without limitation, such Lender's obligations under the Commitment) to a level below that which such Lender or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, within 10 days after demand by such Lender (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for and a calculation of the amount of such demand, a copy of which shall be furnished to the Administrative Agent), the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling Person for such reduction.

     8.2 Basis for Determining Interest Rate Inadequate or Unfair. If with respect to any Interest Period:

     (a) deposits in Dollars or Sterling (in the applicable amounts) are not being offered to the Administrative Agent in the interbank eurocurrency market for such Interest Period, or the Administrative Agent otherwise reasonably determines (which determination shall be binding and conclusive on the Company) that by reason of circumstances affecting the interbank eurocurrency market adequate and reasonable means do not exist for ascertaining the applicable Eurocurrency Rate;

     (b) two or more Lenders having an aggregate Percentage of 30% or more advise the Administrative Agent that the Eurocurrency Rate (Reserve Adjusted) as determined by the Administrative Agent will not as determined in good faith by such Lenders adequately and fairly reflect the cost to such Lenders of maintaining or funding such Loans for such Interest Period (taking into account any amount to which such Lenders may be entitled under Section 8.1); or

     (c) Lenders having an aggregate Percentage of 30% or more advise the Administrative Agent that the making or funding of Eurocurrency Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lenders materially affects such Loans;

then the Administrative Agent shall promptly notify the other parties hereto and, so long as such circumstances shall continue, (i) no Lender shall be under any obligation to make, or convert any Floating Rate Loan into, Eurocurrency Loans and (ii) on the last day of the current Interest Period for each Eurocurrency Loan, such Loan shall, unless then repaid in full, automatically convert to a Floating Rate Loan.

     8.3 Changes in Law Rendering Eurocurrency Loans Unlawful. In the event that any change in (including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Lender cause a substantial question as to whether it is) unlawful for any Lender to make, maintain or fund Eurocurrency Loans, then such Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, (a) such Lender shall have no obligation to make, or convert any Floating Rate Loan into, Eurocurrency Loans (but shall make Floating Rate Loans concurrently with the making of, or conversion into, Eurocurrency Loans by the Lenders which are not so affected, in each case in an amount equal to such Lender's pro rata share of all Eurocurrency Loans which would be made or converted at such time in the absence of such circumstances) and (b) on the last day of the current Interest Period for each Eurocurrency Loan of such Lender (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such Eurocurrency Loan shall, unless then repaid in full, automatically convert to a Floating Rate Loan provided, however, that Eurocurrency Loans denominated in

Sterling must be repaid and reborrowed as a Floating Rate Loan on such date. Each Floating Rate Loan made by a Lender which, but for the circumstances described in the foregoing sentence, would be a Eurocurrency Loan (an "Affected Loan") shall remain outstanding for the same period as the Group of Eurocurrency Loans of which such Affected Loan would be a part absent such circumstances.

     8.4 Funding Losses. The Company hereby agrees that upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed, a copy of which shall be furnished to the Administrative Agent) the Company will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Eurocurrency Loan), as reasonably determined by such Lender, as a result of (a) any payment or prepayment or conversion of any Eurocurrency Loan of such Lender on a date other than the last day of an Interest Period for such Loan (including, without limitation, any conversion pursuant to Section 8.3) or (b) any failure of the Company to borrow or convert any Loans on a date specified therefor in a notice of borrowing or conversion pursuant to this Agreement. For this purpose, all notices to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.5 Right of Lenders to Fund through Other Offices. Each Lender may, if it so elects, fulfill its commitment as to any Eurocurrency Loan by causing a foreign branch or Affiliate of such Lender to make such Loan, provided that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by such Lender and the obligation of the Company to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

     8.6 Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Eurocurrency Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the Eurocurrency Rate for such Interest Period.

     8.7 Mitigation of Circumstances; Replacement of Affected Lender. (a) Each Lender shall promptly notify the Company and the Administrative Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender's good faith judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Company to pay any amount pursuant to Section 7.6 or 8.1 and (ii) the occurrence of any circumstances of the nature described in Section
8.2 or 8.3 (and, if any Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Company and the Administrative Agent). Without limiting the foregoing, each Lender will designate a different funding office if such designation will avoid (or reduce the cost to the Company of) any event described in clause (i) or (ii) of the preceding sentence and such designation will not, in such Lender's sole judgment, be otherwise disadvantageous to such Lender.

     (b) At any time any Lender is an Affected Lender, the Company may replace such Affected Lender as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the Administrative Agent and the Issuing Bank and, upon notice from the Company, such Affected Lender shall assign pursuant to an Assignment Agreement, and without recourse or warranty, its Commitment, if any, its Loans, its Note, its participation in Letters of Credit, if any, and all of its other rights and obligations hereunder to such replacement bank(s) or other financial institution(s) for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued and unpaid commitment fees and Letter of Credit fees, any amounts payable under Section 8.4 as a result of such Lender receiving payment of any Eurocurrency Loan prior to the end of an Interest Period therefor and all other obligations owed to such Affected Lender hereunder.

     8.8 Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to Section 8.1, 8.2, 8.3 or 8.4 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of this Agreement.


     SECTION 9    WARRANTIES.

     To induce the Agents and the Lenders to enter into this Agreement, the Issuing Bank to issue Letters of Credit and the

Lenders to make Loans and purchase participations in Letters of Credit hereunder, the Company warrants to the Agents, the Issuing Bank and the Lenders that:

     9.1 Organization, etc. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; each Restricted Subsidiary is a corporation duly organized, validly existing and in good standing under the state of its incorporation; the Company and each Restricted Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect; and the Company and each Restricted Subsidiary has full corporate power and authority to own its property and conduct its business as presently conducted by it.

     9.2 Authorization; No Conflict. The execution and delivery by the Company of this Agreement and each other Loan Document to which it is a party, the borrowings hereunder, the execution and delivery by each Guarantor of each Loan Document to which it is a party and the performance by each of the Company and each Guarantor of its obligations under each Loan Document to which it is a party are within the corporate powers of the Company and each Guarantor, as applicable, have been duly authorized by all necessary corporate action on the part of the Company and each Guarantor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any Restricted Subsidiary, (b) contravene or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of the Company or any Restricted Subsidiary or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding on the Company or any Restricted Subsidiary or (c) result in, or require, the creation or imposition of any Lien on any property of the Company or any Restricted Subsidiary (other than pursuant to the Loan Documents).

     9.3 Validity and Binding Nature. This Agreement is, and upon the execution and delivery thereof each other Loan Document to which the Company is a party will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and each Loan Document to which a Guarantor is a party will be, upon the execution and delivery thereof by such Guarantor, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

     9.4 Financial Information. (a) The audited supplemental consolidated financial statements of the Company and its Restricted Subsidiaries as at December 31, 1994 and December 31, 1995, and the unaudited consolidated financial statements of the Company and its Restricted Subsidiaries as at March 31, 1996, copies of which have been delivered to the Lenders in each case (i) are true and correct in all material respects, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and (iii) present fairly the consolidated financial condition of the Company and its Restricted Subsidiaries at such dates and the results of their operations for the periods then ended.

     (b) The forecasted consolidating balance sheet, profits and loss statement and cash flow statement of the Company and its Restricted Subsidiaries (after giving effect to the Scheme), together with supporting details and statement of underlying assumptions dated May 30, 1996, copies of which have been delivered to each Lender, have been prepared by the Company in light of the past operations of the business of the Company and its Restricted Subsidiaries and represent, as of the date of this Agreement, the good faith estimate of the Company and its senior management of the most probable course of the business of the Company and its subsidiaries after giving effect to the Scheme.

     9.5 No Material Adverse Change. Except as disclosed in Schedule 9.5, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     9.6 Litigation and Contingent Liabilities. No litigation (including, without limitation, derivative actions), arbitration proceeding or governmental proceeding is pending or, to the Company's knowledge, threatened against the Company or any Restricted Subsidiary which, if adversely determined, might have a Material Adverse Effect, except as set forth in Schedule 9.6. Other than any liability incident to such litigation or proceedings, neither the Company nor any Restricted Subsidiary has any material contingent liabilities not provided for or disclosed in the financial statements referred to in clause (a) of Section 9.4 or listed in Schedule 9.6.

     9.7 Ownership of Properties; Liens. Each of the Company and each Restricted Subsidiary owns good and marketable title to, or a valid leasehold interest in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 10.8.

     9.8  Subsidiaries.  The Company has no Subsidiaries except those listed in
Schedule 9.8 as of the Amendment Effective Date or the Closing Date.

     9.9 Pension and Welfare Plans. Except as disclosed to the Lenders in writing prior to the date of this Agreement, during the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Loan hereunder, (a) no steps have been taken to terminate any Pension Plan which would be reasonably likely to result in the Company being required to make a contribution to such Pension Plan, or incurring a liability or obligation to such Pension Plan, in excess of $2,000,000, and (b) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty under ERISA or the Code. Except as set forth on Schedule 9.9, the Company has no contingent liability with respect to any post- retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of subtitle B of title I of ERISA.

     9.10 Investment Company Act. Neither the Company nor any Restricted Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     9.11 Public Utility Holding Company Act. Neither the Company nor any Restricted Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     9.12 Regulations G, T, U and X. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     9.13 Taxes. Each of the Company and each Restricted Subsidiary has filed all income tax and other material tax returns and reports required by law to have been filed by it and has paid all income taxes and other material taxes and governmental charges thereby shown to be owing, except (a) as disclosed on
Schedule 9.6 and (b) for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     9.14 Solvency, etc. On the Closing Date (or, in the case of any Person which becomes a Guarantor after the Closing Date, on the date such Person becomes a Guarantor), and immediately prior to and after giving effect to the issuance of each Letter of Credit, each borrowing hereunder and the use of the proceeds thereof, (a) the assets of each of the Company and each Restricted Subsidiary which is a Guarantor will exceed its liabilities and (b) each of the Company and each Restricted Subsidiary which is a Guarantor will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

     9.15 Insurance. Set forth on Schedule 9.15 is a complete and accurate summary of the property, casualty and business interruption insurance program carried by the Company and its Restricted Subsidiaries on the date of this Agreement, including the insurer's(s') name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, the annual premium(s), exclusions, deductibles and self- insured retention and a description in reasonable detail of (a) any retrospective rating plan, fronting arrangement or other self-insurance or risk assumption agreed to by the Company or any Restricted Subsidiary or imposed upon the Company or any Restricted Subsidiary by any such insurer and (b) any self-insurance program that is in effect.

     9.16 Contracts; Labor Matters. Except as disclosed on Schedule 9.16: (a) neither the Company nor any Restricted Subsidiary is a party to any contract or agreement, or is subject to any charge, corporate restriction, judgment, decree or order, which has a Material Adverse Effect; (b) no labor contract to which the Company or any Restricted Subsidiary is a party or is otherwise subject is scheduled to expire prior to the Commitment Termination Date; (c) neither the Company nor any Restricted Subsidiary has, within the two-year period preceding the date of this Agreement, taken any action which would have constituted or


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resulted in a "plant closing" or "mass layoff" within the meaning of the
Federal Worker Adjustment and Retraining Notification Act of 1988 or any similar applicable federal, state or local law, and the Company has any reasonable expectation that any such action is or will be required at any time prior to the Commitment Termination Date; and (d) on the Closing Date there are no strikes or walkouts relating to any labor contracts to which the Company or any Restricted Subsidiary is a party or is otherwise subject.

     9.17  Environmental and Safety and Health Matters.  Except as disclosed on
Schedule 9.17, the Company and each of its Subsidiaries and each property, operation and facility that the Company or any Subsidiary may own, operate or control (i) complies in all material respects with (A) all applicable Environmental Laws and (B) all applicable Occupational Safety and Health Laws;
(ii) is not subject to any judicial or administrative proceeding alleging the violation of any Environmental Law or Occupational Safety and Health Law; (iii) has not received any notice (A) that it may be in violation of any Environmental Law or Occupational Safety and Health Law, or (B) threatening the commencement of any proceeding relating to allegedly unlawful, unsafe or unhealthy conditions or (C) alleging that it is or may be responsible for any response, cleanup, or corrective action, including, but not limited to, any remedial investigation/feasibility study, under any Environmental Law or Occupational Safety and Health Law; (iv) has not received any notice that it is the subject of federal or state investigation evaluating whether any investigation, remedial action or other response is needed to respond to (A) a spillage, disposal or release or threatened release into the environment of any Regulated Material, or
(B) any alleged violation of any Occupational Safety and Health Law; (v) has not filed any notice under or relating to any Environmental Law or Occupational Safety and Health Law indicating or reporting (A) any past or present spillage, disposal or release (other than permitted releases) into the environment of, or treatment, storage or disposal of (other than permitted releases), any Regulated Material in excess of quantities requiring notification under any Environmental Law, or (B) any violation of any Occupational Safety and Health Law and (vi) to the best knowledge of the Company has no material contingent liability in connection with (A) any actual or potential spillage, disposal or release into the environment of, or otherwise with respect to, any Regulated Material, whether on any premises owned or occupied by the Company or any Subsidiary or on any other premises or (B) any unsafe or unhealthful condition. Except as disclosed on Schedule 9.17, there are no Regulated Materials on, in or under any property or facilities, owned, operated or controlled by the Company or any Subsidiary (except Regulated Materials used in the ordinary course of the business of the Company and its Subsidiaries and used, stored,


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
handled, treated and disposed of in all material respects in accordance with all applicable Environmental Laws and Occupational Safety and Health Laws) that, under applicable Environmental Laws or Occupational Safety and Health Laws (A) impose or could reasonably be expected to impose a liability for removal, remediation, or other cleanup or damage to natural resources, in an amount equal to or greater than $500,000; (B) could reasonably be expected to have a Material Adverse Effect; or (C) could reasonably be expected to result in the imposition of a Lien on the property or other assets of the Company or its Subsidiaries.

     9.18 Information. All written information heretofore or contemporaneously herewith furnished by or on behalf of the Company or any Restricted Subsidiary to any Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of the Company or any Restricted Subsidiary to any Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     9.19 Senior Subordinated Indenture. The obligations of the Company under this Agreement constitute "Senior Indebtedness" (1) under the terms of the Senior Subordinated Indenture and (2) under the terms of the "New Bank Credit Facility," as such term is defined in the Senior Subordinated Indenture.

     SECTION 10    COVENANTS.

     Until the expiration or termination of the Commitments and thereafter until all obligations of the Company hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, the Company agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     10.1 Reports, Certificates and Other Information. Furnish to the Administrative Agent and each Lender at its respective office:

     10.1.1 Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year, (a) a copy of the annual report of the Company and its Restricted Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Company and its Restricted Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Company and its Restricted


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
Subsidiaries for such Fiscal Year, which report (i) shall be prepared in accordance with GAAP and certified by independent auditors of recognized national standing selected by the Company and reasonably acceptable to the Required Lenders, in an audit report which shall be without qualification as to going concern or scope and (ii) shall be accompanied by a written statement from such auditors to the effect that in making the examination necessary for the signing of such audit report they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail; and (b) a copy of the consolidating balance sheets of the Company and its Restricted Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings for the Company and its Restricted Subsidiaries for such Fiscal Year, together with a certificate signed by one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Company certifying that such financial statements fairly present the financial condition and results of operations of the Company and its Restricted Subsidiaries as of the dates and periods indicated.

     10.1.2 Quarterly Reports. Promptly when available and in any event within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year,
(a) consolidated balance sheets of the Company and its Restricted Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and consolidated statements of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, including a comparison with the corresponding Fiscal Quarter and period of the previous Fiscal Year and prepared in accordance with GAAP, and (b) consolidating balance sheets of the Company and its Restricted Subsidiaries as of the end of such Fiscal Quarter and consolidating statements of earnings for the Company and its Restricted Subsidiaries for such Fiscal Quarter, together with a certificate signed by one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Company to the effect that such financial statements fairly present the financial condition and results of operations of the Company and its Restricted Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

     10.1.3 Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1.1, and each set of statements pursuant to Section 10.1.2, a duly completed certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by one of the chief executive officer, the chief financial officer, the chief operating officer


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
or the controller of the Company, containing a computation of each of the financial ratios and restrictions set forth in this Section 10 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.

     10.1.4 Reports to SEC and to Shareholders. Promptly upon the filing or sending thereof, a copy of (a) any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed by the Company with the SEC or any securities exchange and (b) any report, proxy statement or similar communication to the Company's public shareholders, if any.

     10.1.5 Notice of Default, Litigation and ERISA Matters. Promptly (and in any event within one Business Day in the case of clause (a) and within five days in the case of clauses (b) through (e)) after any officer of the Company learns of any of the following, written notice describing the same and the steps being taken by the Company or the Restricted Subsidiary affected thereby with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Lenders which has been instituted or, to the knowledge of the Company, is threatened against the Company or any Restricted Subsidiary or to which any of the properties of any thereof is subject which has had or is reasonably likely to have a Material Adverse Effect; (c) any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed on Schedule 9.6 or pursuant to clause (b); (d) the institution of any steps by the Company, any of its Subsidiaries or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty, or any material increase in the contingent liability of the Company with respect to any post-retirement Welfare Plan benefit; and (e) the occurrence of any other event or circumstance which has had or is reasonably likely to have a Material Adverse Effect.

     10.1.6 Subsidiaries. Promptly upon the occurrences thereof, a written report of any change in the list of its Restricted Subsidiaries.


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
     10.1.7 Management Reports. Promptly upon the request of the Administrative Agent or any Lender, copies of all detailed financial and management reports submitted to the Company by independent auditors in connection with any annual or interim audit made by such auditors of the books of the Company.

     10.1.8 Insurance Information. Not later than 90 days after the end of each Fiscal Year, a complete and accurate summary of the property, business interruption and casualty insurance program of the Company and its Subsidiaries, containing substantially the same information with respect to such insurance program as the information set forth on Schedule 9.15; and promptly upon the occurrence thereof, a written report of any change in the Company's insurance program which will materially reduce the amount or scope of coverage of any type of insurance.

     10.1.9 Annual Budget. Not later than the earlier of (a) the date the annual report is required to be delivered pursuant to Section 10.1.1 and (b) the date on which preparation of such budget is completed, a copy of the Company's annual budget for the next succeeding Fiscal Year.

     10.1.10 Other Information. Promptly from time to time, such other information concerning the Company and its Restricted Subsidiaries as any Lender or the Administrative Agent may reasonably request.

     10.2 Books, Records and Inspections. Keep, and cause each Restricted Subsidiary to keep, proper books and records in which full and correct entries shall be made sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Restricted Subsidiary to permit, on reasonable notice and at reasonable times and intervals any Lender, the Administrative Agent or any representative thereof to (a) visit and inspect the properties of the Company or any of its Restricted Subsidiaries during normal business hours, (b) inspect and make extracts from and copies of their respective books and records, and (c) discuss with their respective principal officers their respective businesses, operations and financial matters. The Company and each of its Restricted Subsidiaries will (i) after the occurrence and during the continuance of any Event of Default and (ii) otherwise with the consent of the Company, which consent shall not be unreasonably withheld, also permit any Lender, the Administrative Agent or any representative thereof to discuss with the Company's independent auditors their respective businesses, operations and financial matters, provided that the Company is given reasonable prior notice of and an opportunity to attend any meeting between such auditors and any Lender, the Administrative Agent or any representative thereof at which such issues will be discussed. All visits, discussions, and


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
examinations by the Administrative Agent shall be at the Company's expense.

     10.3 Insurance. Maintain, and cause each Restricted Subsidiary to maintain, with reputable, financially sound insurance companies (in all cases rated at least A- by A.M. Best & Co.), insurance to such extent and against such hazards and liabilities as is customarily maintained by companies similarly situated (and, in any event, such insurance as may be required by any law or governmental regulation or any court order or decree); and, upon request of the Administrative Agent or any Lender, furnish to the Administrative Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Company and its Subsidiaries.

     10.4 Compliance with Laws; Maintenance of Property; Payment of Taxes and Liabilities. (a) Comply, and cause each Restricted Subsidiary to comply, in all material respects with all applicable laws, rules, regulations and orders the noncompliance with which would be reasonably likely to have a Material Adverse Effect; (b) maintain or cause to be maintained, and cause each Restricted Subsidiary to maintain or cause to be maintained, in good repair, working order and condition all material properties used in its business, and make, and cause each Restricted Subsidiary to make, all appropriate repairs, renewals and replacements of such properties; (c) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property; provided, however, that the foregoing shall not require the Company or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto; and (d) not, and not permit any Restricted Subsidiary to, file or consent to the filing of any consolidated income tax return with any Person other than the Company and its Subsidiaries.

     10.5 Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 10.11) cause each Restricted Subsidiary to maintain and preserve, (a) its existence and good standing in the jurisdiction of its incorporation, (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing would not be reasonably likely to result in a Material Adverse Effect), and (c) each other corporate franchise the failure or absence of which would have a Material Adverse Effect.


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
     10.6  Financial Covenants.

     10.6.1 Total Leverage Ratio. Not permit the Total Leverage Ratio to exceed (a) 6.5:1.0 at any time before the Closing Date, nor (b) 6.0:1.0 at any time on or after the Closing Date.

     10.6.2 Senior Leverage Ratio. Not permit the Senior Leverage Ratio to exceed (a) 3.5:1.0 at any time before the Closing Date, nor (b) 3.0:1.0 at any time on or after the Closing Date.

     10.6.3 Interest Coverage Ratio. Not permit the Interest Coverage Ratio to be less than 2.0:1.0 as of any Computation Period.

     10.6.4 Computation of Financial Covenants. For purposes of calculating any financial covenant contained in this Section 10.6, any accounting adjustments or the reversal of any reserves established in connection therewith shall not affect the calculation of such financial covenant. Upon the implementation of any accounting adjustments, the financial statements delivered hereunder and the financial covenants shall be prepared without regard to such adjustments until a mutually satisfactory amendment to the financial covenants has been implemented.

     10.7 Limitations on Debt. Not, and not permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Debt, except (a) obligations arising under the Loan Documents; (b) Debt of Restricted Subsidiaries under the Subsidiary Notes; (c) Debt of Palestine Post under the Jerusalem Post Note, provided such Debt shall not exceed $18,000,000 in the aggregate at any time;
(d) unsecured Debt of the Company to its Wholly-Owned Restricted Subsidiaries provided such debt is subordinated to the Obligations and the Senior Subordinated Notes on terms and conditions satisfactory to the Required Lenders;
(e) Hedging Agreements entered into by the Company; (f) Guarantee Obligations in respect of any obligation of the Company or any Restricted Subsidiary permitted under this Agreement; (g) Debt in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with Section 10.4; (h) Debt outstanding on the Amendment Effective Date and listed on Schedule 10.7 under the heading "Continuing Debt" and other Debt hereafter incurred by Restricted Subsidiaries in connection with Liens permitted by Section 10.8, and extensions, renewals and refinancings of any Debt described in this clause (h) so long as the permitted or available principal amount thereof is not increased; (i) Debt of Wholly-Owned Restricted Subsidiaries to or from Wholly-Owned Restricted Subsidiaries; (j) Debt under the AP-91 Senior Notes; and (k) Debt under the Senior Subordinated Notes and other


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
Subordinated Debt under clause (c) of the definition of Subordinated Debt.

     10.8 Liens. Not, and not permit any Restricted Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except
(a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP; (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA)) or in connection with surety and appeal bonds, bids, performance bonds and similar obligations for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves; (c) Liens identified on Schedule 10.8; (d) any Lien arising in connection with the acquisition, construction or improvement of tangible personal property by a Restricted Subsidiary after February 7, 1996 and attaching only to the property being acquired, constructed or improved, if the Lien and the Debt secured thereby does not exceed 100% of the cost of such Acquisition, cost or improvement, as the case may be, nor $3,000,000 in the aggregate of all such Debt of the Company and its Restricted Subsidiaries at any one time outstanding; (e) attachments, judgments and other similar Liens, for sums not exceeding $2,000,000 ($500,000 with respect to any Restricted Subsidiary) (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay) arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off or for which adequate reserves are maintained; (f) easements, party wall agreements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company and its Restricted Subsidiaries taken as a whole; (g) leases or subleases granted by the Company or any Restricted Subsidiary in the ordinary course of its business; (h) extensions, renewals or replacements of any Lien permitted by the foregoing provisions of this Section 10.8, but only if the principal amount of the Debt secured thereby immediately prior to such extension, renewal or replacement is not increased and such Lien is not extended to any


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
other property; (i) Liens pursuant to the Subsidiary Security Agreements; and
(j) Liens in favor of the Administrative Agent.

     10.9 Limitation on Restricted Payments. (a) Not, and not permit any Restricted Subsidiary to, directly or indirectly:

          (i) declare or pay any dividend or make any other distribution or payment on or in respect of the Company's Capital Stock, or make any payment or other distribution to (including dividends or distributions of the Capital Stock of any Restricted Subsidiary), or make any other payment to the direct or indirect holders (in their capacities as such) of the Company's Capital Stock (other than dividends or distributions payable in shares of the Company's Qualified Capital Stock or in options, warrants or other rights to acquire such Qualified Capital Stock);

          (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any Capital Stock of the Company or any Capital Stock of any Affiliate of the Company (other than Capital Stock of any Wholly-Owned Restricted Subsidiary or Capital Stock of a Person that, immediately following such repurchase, will become a Wholly-Owned Restricted Subsidiary) or options, warrants or other rights to acquire such Capital Stock;

          (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Debt;

          (iv) declare or pay any dividend or distribution on any Capital Stock of any Restricted Subsidiary to any Person (other than (x) with respect to any Capital Stock held by the Company or any of its Wholly-Owned Restricted Subsidiaries or (y) with respect to Capital Stock held by any other Person (other than an Affiliate of the Company or an Affiliate of such Affiliate) made on a pro rata basis consistent with the ownership interests in such Capital Stock to the owners of such Capital Stock, except that, in the case of the Capital Stock of a Restricted Subsidiary that is a Guarantor, (i) no Unmatured Event of Default or Event of Default shall have occurred and be continuing and (ii) no holders of any other Debt of the Company or any Restricted Subsidiary shall have an Acceleration Right);

          (v) incur, create or assume any guarantee of Debt of any Affiliate of the Company (other than a Wholly-Owned Restricted Subsidiary of the Company);


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
          (vi) make any Investment in any Person (other than any Investments permitted under Section 10.10);

          (vii) pay any Management Fees; or

          (viii) designate any Restricted Subsidiary as an Unrestricted Subsidiary;

(any of the payments described in paragraphs (i) through (viii) above, other than any such action that is a Permitted Payment (as defined below), collectively, "Restricted Payments"). Notwithstanding the foregoing, (1) the Company may make Restricted Payments pursuant to paragraph (i) above in an amount equal to the sum of (x) the regular quarterly dividend declared by Hollinger International and (y) the interest payable pursuant to the Holdco Facility which FDTH is not permitted to pay pursuant to Section 10.9 of the FDTH Credit Agreement, provided (A) no Unmatured Event of Default or Event of Default shall have occurred and be continuing or shall result from the payment of such Restricted Payment; (B) no holders of any other Debt of the Company or any Restricted Subsidiary shall have an Acceleration Right; and (C) the amount of the quarterly dividends declared on its Common Stock by Hollinger International do not exceed $0.10 per share as adjusted for any stock splits, stock dividends, reverse stock splits and other similar events occurring after the date hereof; and (2) each Fiscal Quarter the Company may make Restricted Payments pursuant to paragraph (vii) above to the extent not in excess of the lesser of (x) Excess Cash Flow and (y) $2,250,000, provided no (A) Unmatured Event of Default or Event of Default shall have occurred and be continuing or shall result from the payment of such Restricted Payment, and (B) no holders of any other Debt of the Company or any Restricted Subsidiary shall have an Acceleration Right.

     (b) Notwithstanding the foregoing so long as (1) no Unmatured Event of Default or Event of Default has occurred and is continuing or would result therefrom and (2) no holders of any other Debt of the Company or any Restricted Subsidiary have an Acceleration Right, the foregoing provisions will not prohibit the following actions (clauses (i) through (iii) being referred to as "Permitted Payments"):

          (i) dividends paid to Hollinger International after February 7, 1996 to the extent not in excess of the Southam Dividend Amount;

          (ii) loans, advances, dividends or distributions by any Restricted Subsidiary to the Company or any Wholly-Owned Restricted Subsidiary and by FDTH or, to the extent it has received such funds directly or indirectly from FDTH, DTH or the Company to Hollinger International for the purpose of


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     redeeming shares of Series A Preferred Stock not exceeding in the aggregate any payments made by Hollinger Inc. to FDTH pursuant to the provisions of the HTH/FDTH Share Exchange Agreement; and

          (iii) tax payments pursuant to the Tax Allocation Agreement to the extent that the aggregate amount of such payments do not exceed the aggregate amount of the tax payments that the Company and its Restricted Subsidiaries would have been required to make if they alone constituted a single consolidated tax group.

     10.10 Investments. Not, and not permit any Restricted Subsidiary to, make, incur, assume or suffer to exist any Investment in any other Person, except:

     (a)  Investments existing on the Amendment Effective Date and identified in
Schedule 10.10;

     (b)  Cash Equivalent Investments;

     (c) Investments by the Company in its Restricted Subsidiaries (subject to the limitation in Section 10.7(b)) or by any Restricted Subsidiary in its Wholly-Owned Restricted Subsidiary, in the form of contributions to capital or loans or advances; provided that, (i) any loans are evidenced by Subsidiary Notes and Subsidiary Security Agreements which have been pledged pursuant to a Pledge Agreement and (ii) immediately before and after giving effect to such Investment, no Unmatured Event of Default or Event of Default shall have occurred and be continuing;

     (d) Investments by the Company or any Restricted Subsidiary in any Restricted Subsidiary, in the form of capital contributions or loans and advances existing on the date hereof;

     (e)  loans or advances made by any Restricted Subsidiary to the Company;

     (f) loans or advances to officers and employees of the Company or of any Restricted Subsidiary for travel or other ordinary business expenses not in excess of $250,000 in the aggregate at any time;

     (g) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale of goods and services in the ordinary course of business;


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     (h)  shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business; and

     (i) Investments by the Company or a Restricted Subsidiary in Telegraph Ordinary Shares on the Closing Date pursuant to the Publishing/Telegraph Subscription Agreement.

     Notwithstanding any provision in this Section 10.10, (i) during the period from the Amendment Effective Date through the Closing Date, the Company shall not create or make investments in any Subsidiary and (ii) neither the Company nor any of its Subsidiaries shall make any Investment in AP-91 or its Subsidiaries, except for investments in connection with scheduled principal payments on the AP-91 Notes in an amount not to exceed such scheduled principal payments, unless AP-91 and its Subsidiaries shall have executed Loan Documents as required by Section 10.28.

     10.11 Mergers, Consolidations, Sales, Acquisitions. Not, and not permit any Restricted Subsidiary to, be a party to any merger, consolidation, Asset Sale, or to purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person except for (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Restricted Subsidiary into the Company or into, with or to any Wholly-Owned Restricted Subsidiary, and (b) any such purchase or other acquisition by the Company or any Wholly-Owned Restricted Subsidiary of the assets or stock of any Wholly-Owned Restricted Subsidiary, (c) Asset Sales provided (i) no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, (ii) the sales price of any Asset Sale made after the Amendment Effective Date does not exceed $5,000,000 and the aggregate sales price of all Asset Sales made after the Amendment Effective Date does not exceed $8,000,000, and (iii) five Business Days prior to such Asset Sale, the Company shall give written notice to the Administrative Agent and the Lenders of its proposed Asset Sale, and (d) Acquisitions provided (i) no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, (ii) the Company complies with Section 10.27, (iii) the total purchase price of all Acquisitions made after the Amendment Effective Date does not exceed the sum of
(a) $10,000,000 plus (b) the Net Cash Proceeds from Asset Sales permitted under
Section 10.11(c) plus (c) the aggregate amount of all prepayments made pursuant to Section 6.2.3, and (iv) five Business Days prior to any Acquisition having a purchase price in excess of $10,000,000, the Required Lenders shall have approved in advance in their sole and absolute discretion, in writing, any such acquisition and the terms thereof and the Company shall have


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provided to the Administrative Agent and the Lenders a certificate pursuant to a form substantially in accordance with Exhibit B (the "Acquisition Certificate") setting forth (A) a complete description of and financial information (including financial projections) relating to such Acquisition, (B) the total purchase price of such Acquisition and the manner of payment thereof and (C) a calculation of the covenants in Section 10.6 before and after giving effect to such Acquisition, demonstrating compliance with such covenants, and, if made in reliance on prepayments made pursuant to Section 6.2.3., demonstrating on a pro forma basis that Total Leverage Ratio after such Acquisition does not exceed 5.0:1.0, and (D) certifying as to the matters in clauses d(i) and (ii).

     10.12 Use of Proceeds. Not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock. The Company will use the proceeds of Loans and Letters of Credit:

     (a)  to refinance the Existing Credit Extensions;

     (b) to pay the purchase price pursuant to the Publishing/Telegraph Subscription Agreement;

     (c) to pay a portion of the transaction costs and expenses associated with the Scheme (including but not limited to payments pursuant to tax indemnity agreements);

     (d) in the case of Letters of Credit, for issuing standby Letters of Credit for working capital and general corporate purposes,

     (e)  to make Permitted Payments,

     (f) to make scheduled payments of principal and interest on the AP-91 Senior Notes,

     (g) for working capital needs and general corporate purposes of the Company and its Subsidiaries (subject to any limitations hereunder, including with respect to any availability to the Company).

     10.13 Transactions with Affiliates. Not, and not permit any Restricted Subsidiary to, enter into or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates. Without limiting the foregoing, the Company will not, and will not permit any Restricted Subsidiary to, pay any


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management, consulting or similar fee to any Affiliate other than Management
Fees to the extent permitted under Section 10.9(a)(2).

     10.14 Employee Benefit Plans. Maintain, and cause each Restricted Subsidiary to maintain, each Pension Plan in compliance in all material respects with all applicable requirements of law and regulations.

     10.15  Environmental Covenants.

     10.15.1 Environmental Response Obligation. (a) Comply, and cause each Subsidiary to comply, with any Federal or state judicial or administrative order requiring the performance at any real property owned, operated or leased by the Company or any Subsidiary (or in which such Person has a direct or indirect interest) of activities in response to the release or threatened release of a Regulated Material, except for the period of time that the Company or such Subsidiary is diligently in good faith contesting such order; (b) notify the Administrative Agent within ten days of the receipt of any written claim, demand, proceeding, action or notice of liability by any Person arising out of or relating to the release or threatened release of a Regulated Material which are reasonably likely to give rise to cleanup or remediation liabilities under Environmental Laws; and (c) notify the Administrative Agent within ten days of any release, threat of release, or disposal of Regulated Material reported by the Company or any Subsidiary to any governmental or regulatory authority at any real property owned, operated, or leased by the Company or any Subsidiary (or in which such Person has a direct or indirect interest) which are reasonably likely to give rise to cleanup or remediation liabilities under Environmental Laws.

     10.15.2 Environmental Liabilities. (a) Comply, and cause each Subsidiary to comply, in all material respects with all Environmental Laws the noncompliance with which would be reasonably likely to have a Material Adverse Effect; (b) without limiting clause (a), not commence disposal of any Regulated Material into or onto any real property owned, operated or leased by the Company or any Subsidiary in violation of any Environmental Law; and (c) without limiting clause (a), not allow any Lien imposed pursuant to any law, regulation or order relating to Regulated Materials or the disposal thereof to remain on any real property owned, operated or leased by the Company or any Subsidiary.

     10.16 Unconditional Purchase Obligations. Not, and not permit any Restricted Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.


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
     10.17 Inconsistent Agreements. Not, and not permit any Restricted Subsidiary to, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Company hereunder or by the performance by the Company or any Restricted Subsidiary of any of its obligations hereunder or under any other Loan Document.

     10.18 Further Assurances. Take, and cause each Restricted Subsidiary to take, such actions as the Administrative Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, pledge agreements, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (a) the obligations of the Company hereunder and under the other Loan Documents are secured by 65% of the issued and outstanding Capital Stock of JPEH and Palestine Post, 55% of the issued and outstanding common stock of DTH, all Capital Stock of Telegraph owned directly by the Company, 80% of the issued and outstanding Capital Stock of STDS, and 100% of the Capital Stock of all other Restricted Subsidiaries (except AP-91 and its Subsidiaries and the APAC-90 8% Preferred Shares) and guaranteed by all the Restricted Subsidiaries (other than AP-91's Subsidiaries, Palestine Post, JPEH, JPPL and STDS) (including, promptly upon the acquisition or creation thereof, any Restricted Subsidiary created or acquired after the date hereof), (b) the obligations of each Restricted Subsidiary under its Subsidiary Note (other than the Jerusalem Post Note and the Subsidiary Notes made by APAC 95, Sun Times and APHI) are secured by substantially all of the assets of such Restricted Subsidiary (other than real property), (subject, in the case of both clause (a) and clause (b), to such exceptions as the Administrative Agent or the Required Lenders from time to time may permit).

     10.19 Amendments to Certain Documents. Not make or agree to any amendment to or modification of, or waive any of its rights under, any of the terms of (a) the documents relating to the AP-91 Senior Notes or the Subordinated Debt, (b) the Tax Allocation Agreement, (c) the Subsidiary Notes or the Subsidiary Security Agreements or (d) the Publishing/Telegraph Subscription Agreement.

     10.20 Conduct of Business. Not, and not permit any Restricted Subsidiary to, engage in any business other than the Newspaper Business.

     10.21 Limitations on Sale and Leaseback Transactions. Not, and not permit any Restricted Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Restricted Subsidiary of any real or tangible


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
personal property, which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person in contemplation of such leasing.

     10.22 Tax Allocation Agreement. Not, and not permit any Restricted Subsidiary to, enter into any tax sharing or similar agreement or arrangement, other than the Tax Allocation Agreement.

     10.23 Fiscal Year. Not, and not permit any Restricted Subsidiary to, change its Fiscal Year.

     10.24 Holding Company Status. Not own any material assets other than stock of Subsidiaries and shall not permit JPEH, Palestine Post or AP-91 to own any Subsidiaries other than the Subsidiaries owned by such Person on the Amendment Effective Date.

     10.25 Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries. Not, and not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distribution on its Capital Stock to the Company or any other Restricted Subsidiary, (b) pay any Debt owed to the Company or any other Restricted Subsidiary, (c) make any Investment in the Company or (d) transfer any of its properties or assets to the Company or any Restricted Subsidiary, except (i) any encumbrance or restriction pursuant to the AP-91 Senior Notes, (ii) any encumbrance or restriction, with respect to a Restricted Subsidiary that is not a Restricted Subsidiary of the Company on the Effective Date, in existence at the time such Person becomes a Restricted Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Company or any Restricted Subsidiary and (iv) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clauses (i) and (ii) (other than the covenants in AP-91 Senior Notes); provided that the terms and conditions of any such encumbrances or restrictions are not materially less favorable to the Lenders than those under or pursuant to the agreement evidencing the Debt so extended, renewed, refinanced or replaced.

     10.26 Designation and Ownership of Subsidiaries. Not designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary.


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
     10.27 New Restricted Subsidiaries, Investments and Acquisitions. As soon as available and in any event within thirty (30) days after the date of any Acquisition or Investment or the formation of any new Restricted Subsidiary of the Company or any of its Restricted Subsidiaries, the Company and its Restricted Subsidiaries, as appropriate, shall (a) if applicable, cause such Restricted Subsidiary to execute and deliver (i) a Subsidiary Note and Subsidiary Security Agreement and (ii) a counterpart of the Subsidiary Guaranty;
(b) pledge and assign to the Administrative Agent for the benefit of the Lenders such Subsidiary Note and each Subsidiary Security Agreement and all of the issued and outstanding shares of Capital Stock or other instruments or securities evidencing ownership of such Restricted Subsidiary beneficially owned by the Company or any of the Company's Restricted Subsidiaries, as the case may be, as additional collateral for the Obligations, to constitute part of the Collateral and to be held by the Administrative Agent on behalf of the Lenders in accordance with the terms of the Company Pledge Agreement (together with such stock powers, allonges, instruments, financial statements and other documentation as in the opinion of the Administrative Agent are appropriate); and (c) provide evidence of necessary authorizations and one or more opinions of counsel in form and substance reasonably satisfactory to the Required Lenders which in the opinion of the Required Lenders is appropriate with respect to such Acquisition, Investment or new Restricted Subsidiary. Any such document or agreement executed or issued pursuant to this Section 10.27 shall be a "Loan Document" for purposes of this Agreement.

     10.28 Pledge of AP-91. Promptly, but in any event within thirty (30) days after the date the AP-91 Senior Notes are paid in full, the Company and AP-91, as appropriate, shall (a) cause AP-91 and each of its Subsidiaries to execute and deliver a counterpart of the Subsidiary Guaranty and either (x) a Subsidiary Note and Subsidiary Security Agreement or (y) the Company Security Agreement;
(b) pledge and assign to the Administrative Agent for the benefit of the Lenders such Subsidiary Notes and Subsidiary Security Agreements and all of the issued and outstanding shares of Capital Stock or other instruments or securities evidencing ownership of AP-91 and its Subsidiaries and any APAC-90 8% Preferred Shares owned by AP-91 as additional Collateral for the Obligations, to constitute part of the Collateral and to be held by the Administrative Agent on behalf of the Lenders in accordance with the terms of the Company Pledge Agreement (together with such stock powers, allonges, instruments, financing statements and other documentation as in the opinion of the Administrative Agent are appropriate) and (c) provide evidence of necessary authorizations and one or more opinions of counsel in form and substance reasonably satisfactory to the Required Lenders. Any such document or agreement executed


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
or issued pursuant to this Section 10.28 shall be a "Loan Document" for purposes of this Agreement.

     10.29 Operating Leases. Not, and not permit any Restricted Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease if the aggregate annual rental payments for all such operating leases for the four Fiscal Quarters immediately following such date of determination shall exceed $5,000,000.

     10.30  Scheme Matters.  Cause Telegraph to:

     (a) not issue and despatch the Scheme Documents without the prior written consent of the Administrative Agent (such consent shall not be withheld where the Administrative Agent is satisfied as to the terms and conditions of the Scheme);

     (b) not vary, extend, revise, waive or supplement the terms or conditions of the Scheme or the Options Proposals without the prior written consent of the Administrative Agent;

     (c) comply with all laws, regulations and procedural requirements in relation to and in connection with the Scheme;

     (d) take all steps necessary for the implementation of the Scheme as soon as practicable and in a diligent and expeditious manner;

     (e) procure that no publicity materials, press releases or announcements intended to be published in relation to the Scheme (or the funding thereof) or the Scheme Documents by or on behalf of Telegraph, the Company or any of its Affiliates shall be made without the consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed;

     (f) provide full written disclosure to the Administrative Agent, as soon as reasonably practicable, of all information which (i) is material to the Scheme and (ii) is material to the decision to waive any conditions set out in the Scheme Documents or this Agreement; and

     (g) take all necessary steps to withdraw the Scheme or amend the Scheme to reflect that this Agreement, the Publishing Credit Agreement and the Holdco Facility will not be available to finance the Scheme if any Event of Default occurs or arises prior to the Scheme being consummated.


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
     10.31  Post-Scheme Matters.  Cause FDTH and TelHoldco to, and will itself:

     (a) procure that Telegraph shall, as soon as possible, but in any event within 7 days of the Scheme being consummated, be re-registered as a private limited company;

     (b) procure that, as soon as possible and in any event within 7 days of the Scheme being consummated, Telegraph and its Subsidiaries, where applicable, implement and consummate the provisions and procedures contained in Sections 155-158 of the Companies Act 1985 for the purposes of enabling such companies to grant the security interests and give the guarantees contemplated hereby; and

     (c) procure that each of the Telegraph and its Subsidiaries, where applicable, shall deliver to the Administrative Agent evidence satisfactory to the Administrative Agent (including auditors' net asset letters addressed to the Administrative Agent) that each of such companies has complied with the provisions and procedures required by Sections 155-158 of the Companies Act 1985.

     10.32 Scheme Certificate. Upon request of the Administrative Agent in connection with the Administrative Agent's issuance of any confirmatory letter required under the Scheme Documents, execute and deliver to the Administrative Agent a Certificate substantially in the form of Exhibit J.

     10.33 AP-91 Further Restricted. Restrict AP-91 from engaging in any activity other than (a) performing its obligations under documents relating to the AP-91 Senior Notes, (b) paying dividends or making other distributions to the Company, and (c) making certain maintenance capital expenditures as permitted by Section 10.34.

     10.34 Capital Expenditures. Not, and not permit any Restricted Subsidiary to, make or commit to make any Capital Expenditure during any Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 1996, unless, after giving effect to such Capital Expenditure, the aggregate amount of all Capital Expenditures made by the Company and its Restricted Subsidiaries shall not exceed $4,500,000 (provided that the aggregate amount of all Capital Expenditures made by AP-91 and its Subsidiaries during Fiscal Quarter shall not exceed $1,000,000). In addition, the Company and its Restricted Subsidiaries may make Capital Expenditures during the term of this Agreement not exceeding
(x) $15,000,000 in the aggregate for the Sun-Times Plant and (y) $4,000,000 in the aggregate for the Southtown/Star Facility.


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
     SECTION 11   CONDITIONS OF LENDING

     11.1 Documentary Conditions to Amendment Effective Date. This Agreement shall be and become effective on the date (the "Amendment Effective Date") on which the Company, the Lenders and the Agents shall have executed and delivered this Agreement and the Administrative Agent shall have received all of the following, each duly executed and dated the Amendment Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent) in form and substance satisfactory to the Administrative Agent and each (except for the Notes of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Lender:

     11.1.1  Notes.  The Notes.

     11.1.2 Resolutions. Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Agreement, the Notes and the other Loan Documents to which the Company is a party; and certified copies of resolutions of the Board of Directors of each Guarantor authorizing or ratifying the execution, delivery and performance by such Guarantor of the Guaranty and the other Loan Documents to which such Guarantor is a party.

     11.1.3 Consents, etc. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) required for the execution, delivery and performance of the Loan Documents by the Company and each Guarantor.

     11.1.4 Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary of the Company and each Guarantor certifying the names of the officer or officers of such entity authorized to sign the Loan Documents to which such entity is a party, together with a sample of the true signature of each such officer (it being understood that the Administrative Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

     11.1.5 Reaffirmation. A Reaffirmation, substantially in the form of Exhibit C, executed by the Company and each of its Restricted Subsidiaries which are a party to any of the Subsidiary Guaranty, the Company Security Agreement, and the AP-91 Agreement (as amended, modified or supplemented from time to time, the "Reaffirmation").

     11.1.6 Pledge Agreements. A pledge agreement, substantially in the form of Exhibit E-1, issued by Holdco (as


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
amended, supplemented or otherwise modified from time to time, the "Holdco Pledge Agreement"), and an amended and restated pledge agreement, substantially in the form of Exhibit E-3, issued by the Company and, to the extent applicable, each of its Restricted Subsidiaries other than AP-91 and its Subsidiaries, Palatine Post, JPPL and SPEH (as amended, supplemented or otherwise modified from time to time, the "Company Pledge Agreement"), together, in the case of each Pledge Agreement, with the stock certificates or instruments (including without limitation the Subsidiary Notes) to be pledged hereunder and any necessary allonges and stock powers executed in blank.

     11.1.7 Hollinger International Guaranty. An amended and restated Guaranty, substantially in the form of Exhibit D, issued by Hollinger International (as amended, supplemented or otherwise modified from time to time, the "Hollinger International Guaranty").

     11.1.8 Opinion of Counsel for the Company and the Guarantors. The opinion of Kirkpatrick & Lockhart LLP, counsel for the Company and the Guarantors, in the form of Exhibit F.

     11.1.9 No Material Adverse Effect. Except as disclosed on Schedule 9.5, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     11.1.10 Compliance Certificate. A duly completed certificate in the form of Exhibit B, with appropriate insertions, dated the date of the most recently ended Fiscal Quarter and signed by one of the chief executive officers, the chief financial officer, the chief operating officer or the controller of the Company, containing a computation of each of the financial ratios and restrictions set forth in Section 10 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing.

     11.1.11 Take-Out of First Chicago. An assignment agreement, substantially in the form of Exhibit G, executed by First Chicago and evidencing its resignation as documentation agent relating to and assignment of its rights under the Existing Credit Agreement and payment of all amounts due and owing other than the Existing Letters of Credit (including all Commitment Fees and Letters of Credit Fees due through the Effective Date).

     11.1.12 Fees. The Company shall have paid all fees and expenses then due and payable to the Agents or any Lender under this Agreement (including, to the extent then billed, all amounts payable pursuant to Section 14.5).


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     11.1.13 Other.  Such other documents as the Administrative Agent or any
Lender may reasonably request.

     11.2 Documentary Conditions to Closing Date. The obligation of each Lender to make additional Loans and of the Issuing Bank to issue additional Letters of Credit in excess of $10,000,000 is, in addition to the conditions precedent specified in Sections 11.1, and 11.3, subject to the prior or concurrent satisfaction of each of the conditions set forth in this Section 11.2 (and the date on which all such conditions have been satisfied or waived in writing by the Lenders and the Lenders make loans to the Company in excess of $10,000,000 is called the "Closing Date").

     11.2.1 The Administrative Agent shall have received all of the following, each duly executed and dated the Closing Date (or such earlier date as shall be satisfactory to the Administrative Agent) in form and substance satisfactory to the Administrative Agent, and each in sufficient number of signed counterparts to provide one for each Lender:

     (a) Pledge Agreement. A pledge agreement, substantially in the form of Exhibit E-2, issued by the Company (such pledge agreement, as amended, supplemented or otherwise modified from time to time, the "U.K. Pledge Agreement"), together with the stock certificates or instruments (including without limitation any Pledged Notes) to be pledged thereunder and allonges and stock powers executed in blank.

     (b) Opinions of Counsel for the Company. The opinions of each of Kirkpatrick & Lockhart LLP and Clifford Chance, both counsel for the Company.

     11.2.2 Holdco Facility and FDTH Credit Agreement. The Administrative Agent shall have received evidence, reasonably satisfactory to the Administrative Agent, that each of the Holdco Facility and FDTH Credit Agreement has closed on terms and conditions reasonably satisfactory to the Administrative Agent and that sufficient cash will be available to the Company to consummate the Scheme and to repay certain Telegraph debt, taking into account the Loans hereunder and the loans under the Holdco Facility and FDTH Credit Agreement.

     11.2.3 No Material Adverse Effect. Except as disclosed on Schedule 9.5, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     11.2.4 Approval of the Scheme. The Administrative Agent shall have been satisfied with the terms and conditions of the


                                   74
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Scheme, the Scheme Documents and any related document including, without limitation, (a) the form of recommendation from the Board of Telegraph, (b) the provision for the acquisition of 100% of the ordinary shares and options of the Telegraph Ordinary Shares and (c) the maximum, per share price which will be paid for the shares of Telegraph and the terms of any share or loan note alternatives.

     11.2.5 Scheme Sanction. The Administrative Agent shall have received evidence and confirmation satisfactory to it and its counsel that (a) the Scheme has been sanctioned by the English courts, (b) either the Scheme has been sanctioned by the English courts without any variation, amendment or revision to the Scheme as described in the Scheme Documents or that the Administrative Agent has consented in writing to any such variation, amendment or revision, (c) either none of the conditions to the Scheme have been waived or other forbearance given by Hollinger International or FDTH (or Telegraph) or that the Administrative Agent has consented in writing to any such waiver or forbearance and (iv) that an office copy of the court order has been delivered to the Registrar of Companies of England and Wales in compliance with the provisions of
Section 425(3) of the Companies Act 1985.

     11.2.6 No Litigation Re: Scheme. There shall not exist any litigation or claims with respect to any aspect of the Scheme, any related transaction or any other transaction contemplated thereby or hereby or the financing thereof, which the Administrative Agent reasonably considers to be material.

     11.2.7 Consummation of Other Transactions. There shall have occurred prior or contemporaneous consummation of the Scheme and all related transactions and other transactions contemplated hereunder including, without limitation, approval by shareholders of Telegraph in general meeting and by the requisite majorities of resolutions reducing the share capital of Telegraph, authorizing the Directors to allot a sufficient number of new Telegraph shares to implement the Scheme and to alter the Articles of Association of Telegraph to permit the adoption of put and call option arrangements in respect of Telegraph shares issued to Telegraph employees on exercise of options under the terms of Telegraph's share option schemes.

     11.2.8 Capital Structure. The Administrative Agent and its counsel shall be satisfied with the existing and proposed capital structure (both debt and equity) and corporate structure of Hollinger International and the Company and its Subsidiaries and all other matters relating to the financial and operating condition of each of the Company and its Subsidiaries and with the terms and provisions of the Company's and its Subsidiaries' material contracts.


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     11.2.9  Capital Markets.  Prior to the meetings of the shareholders of
Telegraph to approve the Scheme, there shall not have been any material disruption in the capital markets generally which could, in the reasonable good faith determination of the Administrative Agent, have a materially adverse effect on the ability to extend, or maintain any commitment to extend, at the time contemplated hereby, senior secured bank financing of the type contemplated hereby.

     11.2.10 Compliance Certificate. A duly completed certificate in the form of Exhibit B, with appropriate insertions, dated the date of the most recently ended Fiscal Quarter and signed by one of the chief executive officers, the chief financial officer, the chief operating office or the controller of the Company, containing a computation of each of the financial ratios and restrictions set forth in Section 10 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing.

     11.2.11  Publishing/Telegraph Subscription Agreement.  The
Publishing/Telegraph Subscription Agreement shall have been executed and the Company shall have paid for the Telegraph shares subject to such agreement.

     11.2.12 Fees. The Company shall have paid (or shall have made arrangements to pay with the proceeds of the initial Loan) all fees and expenses then due and payable to the Agents or any Lender (including, to the extent then billed, all amounts payable pursuant to Section 14.6).

     11.2.13 Other. Such other documents as the Administrative Agent or any Lender may reasonably request.

     11.3 All Loans and Letters of Credit. The obligation of each Lender to make each Loan and of the Issuing Bank to issue each Letter of Credit is subject to the following further conditions precedent that:

     11.3.1 No Default, etc. (a) No Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of such Loan, (b) the warranties of the Company contained in Section 9 (excluding, in the case of all Loans other than the Loans made on or prior to the Closing Date, Sections 9.4, 9.6, 9.8 and 9.15 through 9.17) are true and correct as of the date of such requested Loan or the issuance of such Letter of Credit, with the same effect as though made on such date and (c) except as disclosed in Schedule 9.5, since the date of the financial statements described in Section 9.4 or, if later, the date of the most recent financial statements delivered to the Lenders pursuant to Section 10.1.1 or 10.1.2, no event


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(including, without limitation, any labor controversy, litigation, arbitration, governmental investigation or proceeding or environmental matter) has occurred which, in the reasonable good faith judgment of the Required Lenders, may have a Material Adverse Effect.

     11.3.2 Confirmatory Certificate. If requested by the Administrative Agent or any Lender, the Administrative Agent shall have received (in sufficient counterparts to provide one to each Lender) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of the Company as to the matters set out in clauses (a) and (b) of Section 11.3.1 (it being understood that each request by the Company for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a warranty by the Company that the conditions precedent set forth in
Section 11.3.1 will be satisfied at the time of the making of such Loan or issuing such Letter of Credit), together with such other documents as the Administrative Agent or any Lender may reasonably request in support thereof.


     SECTION 12   EVENTS OF DEFAULT AND THEIR EFFECT.

     12.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

     12.1.1 Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan; or default, and continuance thereof for five Business Days, in the payment when due of any interest on any Loan, any reimbursement obligation with respect to any Letter of Credit or any fee or other amount payable by the Company hereunder or under any other Loan Document.

     12.1.2 Default under Other Debt. (a) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Debt of Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or any Restricted Subsidiary, or (b) default in the performance or observance of any obligation or condition (subject to any applicable grace period) with respect to any such other Debt of Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or any Restricted Subsidiary, if, in the case of either clause (a) or (b) above, the effect of such default is to permit the holder of such Debt to accelerate the maturity of (or there is matured and unpaid) such other Debt aggregating $5,000,000 ($2,000,000 with respect to any Restricted Subsidiary) or more.


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     12.1.3  Other Material Obligations.  Default in the payment when due, whether by acceleration or otherwise, or in the performance or observance of, any material obligation of, or condition agreed to by, the Company or any Restricted Subsidiary with respect to any material purchase or lease of goods or services (except only to the extent that the existence of any such default is being contested by the Company or such Restricted Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default) but only if the aggregate liability of the Company and the Restricted Subsidiaries in respect of all such purchases and leases so affected shall exceed $5,000,000 ($2,000,000 with respect to any Restricted Subsidiary).

     12.1.4 Bankruptcy, Insolvency, etc. Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or any Restricted Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or any Restricted Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or such Restricted Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or any Restricted Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of a Restricted Subsidiary), is commenced in respect of Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or any Restricted Subsidiary and if such case or proceeding is not commenced by Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or such Restricted Subsidiary, it is consented to or acquiesced in by Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or such Restricted Subsidiary, or remains for 60 days undismissed; Hollinger International, any intermediate Subsidiary between Hollinger International and the Company, the Company or any Restricted Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.


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     12.1.5  Non-Compliance with Provisions of This Agreement.  Failure by the
Company to comply with or to perform any covenant set forth in Section 10.3, 10.5, 10.6, 10.7 through 10.13, 10.19, 10.26, 10.27 or 10.28 or 10.30 through
10.33; failure by the Company to comply with or to perform any covenant set forth in Section 10.18 and continuance of such failure for five days after notice thereof to the Company from the Administrative Agent or any Lender (or, if such failure cannot be cured with reasonable diligence within said five day period, such longer period up to a total of 60 days after notice thereof provided the Company promptly commence a cure within such five day period and diligently pursues the same); or failure by the Company to comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this Section 12) and continuance of such failure for 30 days after notice thereof to the Company from the Administrative Agent or any Lender (or, if such failure cannot be cured with reasonable diligence within said 30 day period, such longer period up to a total of 60 days after notice thereof provided the Company promptly commence a cure within such 30 day period and diligently pursues the same).

     12.1.6 Warranties. Any warranty made by the Company herein is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by the Company or any Guarantor to any Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

     12.1.7 Pension Plans. (a) Institution of any steps by the Company or any other Person to terminate a Pension Plan if as a result of such termination the Company could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $5,000,000 or
(b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

     12.1.8 Judgments. Final judgments which exceed an aggregate of $5,000,000 ($2,000,000 with respect to any Restricted Subsidiary) (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay) shall be rendered against Hollinger International, the Company or any Restricted Subsidiary and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

     12.1.9 Holdco Guaranty. Upon repayment in full of the Holdco Facility, Holdco neither (a) executes a guaranty of this


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Agreement substantially in the form of the Hollinger International Guaranty, nor (b) is dissolved into Hollinger International and Hollinger International concurrently becomes a party to the Holdco Pledge Agreement, as required by the Hollinger International Guaranty.

     12.1.10 Southam Collateral. Hollinger International shall fail to provide the Southam Collateral as required under Section 4.8 of the Hollinger International Guaranty.

     12.1.11 Invalidity of Guaranty, etc. Any Guaranty shall cease to be in full force and effect with respect to any Guarantor (other than as expressly permitted hereunder); any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of such Guaranty, or any Guarantor (or any Person by, through or on behalf of such Guarantor) shall contest in any manner the validity, binding nature or enforceability of such Guaranty with respect to such Guarantor.

     12.1.12 Invalidity of Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect with respect to the Company or any Guarantor (other than as expressly permitted hereunder); or the Company or any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document, or the Company or any Guarantor (or any Person by, through or on behalf of the Company or any Guarantor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

     12.1.13  Change in Control.  A Change in Control shall occur.

     12.1.14 Material Adverse Change. The Required Lenders shall have reasonably determined in good faith that an event has occurred or a condition exists that has had or will have a Material Adverse Effect.

     12.1.15 Ownership of Restricted Subsidiaries. Except as expressly permitted hereunder, the Company shall fail to own directly or indirectly, free and clear of all Liens (except the Lien of the Administrative Agent), 100% of the issued and outstanding Capital Stock of the Restricted Subsidiaries in existence on the Closing Date for any reason.

     12.2  Effect of Event of Default.  If any Event of Default described in
Section 12.1.4 shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and the Notes and all other obligations hereunder shall become immediately due and payable and the Company shall become


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immediately obligated to deliver to the Administrative Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may (and upon written request of the Required Lenders shall) declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other obligations hereunder to be due and payable, and/or demand that the Company immediately deliver to the Administrative Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable and/or the Company shall immediately become obligated to deliver to the Administrative Agent cash collateral in an amount equal to the face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind. The Administrative Agent shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 12.1.1 or
Section 12.1.4 may be waived by the written concurrence of all of the Lenders, and the effect as an Event of Default of any other event described in this
Section 12 may be waived by the written concurrence of the Required Lenders.
Any cash collateral delivered hereunder shall be held by the Administrative Agent and applied to obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Administrative Agent to any remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may direct.

     SECTION 13    THE AGENTS.

     13.1 Authorization. Each Lender authorizes the Administrative Agent to act on behalf of such Lender to the extent provided herein or in any other Loan Document or any other document or instrument delivered hereunder or in connection herewith, and to take such other action as may be reasonably incidental thereto.

     13.2 Indemnification. Each Lender agrees to reimburse and indemnify each Agent for, and hold each Agent harmless against, a share (determined in accordance with its respective Percentage) of any loss, damage, penalty, action, judgment, obligation, cost, disbursement, liability or expense (including attorneys' fees) incurred without gross negligence or willful misconduct on the part of each Agent arising out of or in connection with the performance of its respective obligations or the exercise of its


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
respective powers hereunder or under any other Loan Document or any other document or instrument delivered hereunder or in connection herewith, as well as the costs and expenses of defending against any claim against such Agent arising hereunder or thereunder.

     13.3 Exculpation. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters, and upon this Agreement, any other Loan Document and any schedule, certificate, statement, report, notice or other writing which it believes to be genuine or to have been presented by a proper Person. None of the Agents nor any of their respective directors, officers, employees or agents shall (a) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of, this Agreement, any other Loan Document or any other instrument or document delivered hereunder or in connection herewith,
(b) be responsible for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any collateral security, (c) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by the Company or any other obligor of its obligations, or (d) in any event, be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, either Agent in its individual capacity.

     13.4 Credit Investigation. Each Lender acknowledges that it has made such inquiries and taken such care on its own behalf as would have been the case had such Lender's Commitments been granted, the Letters of Credit been issued and such Lender's Loans been made directly by such Lender to the Company without the intervention of the Agents or any other Lender. Each Lender agrees and acknowledges that the Agents make no representations or warranties about the creditworthiness of the Company or any other party to this Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of this Agreement or any other Loan Document or the value of any security therefor.

     13.5 Agent and Affiliates. Each Agent in its individual capacity shall have the same rights and powers hereunder as any other Lender and may exercise or refrain from exercising the same as though it were not an Agent, and each Agent and its Affiliates may accept deposits from, make loans to and generally engage in any kind of business with the Company or any Affiliate thereof as if it were not an Agent hereunder.


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     13.6  Action on Instructions of the Lenders.  As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of any Loan Document or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but the Agents shall in all cases be fully protected in acting or refraining from acting upon the written instructions from the Lenders. In no event will any Agent be required to take any action which exposes such Agent to personal liability or which is contrary to this Agreement, any other Loan Document or applicable law. The relationship between the Agents and the Lenders is and shall be that of agent and principal only and nothing herein contained shall be construed to constitute any Agent a trustee for any Lender or any holder of a participation in any Loan nor to impose on any Agent duties and obligations other than those expressly provided for herein.

     13.7 Funding Reliance. (a) Unless the Administrative Agent receives notice from a Lender by 11:00 a.m., New York City time, on the day of a proposed borrowing that such Lender will not make available to the Administrative Agent the amount which would constitute its Percentage of such borrowing in accordance with Section 2.3, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make a corresponding amount available to the Company. If and to the extent such Lender has not made any such amount available to the Administrative Agent, such Lender and the Company jointly and severally agree to repay such amount to the Administrative Agent forthwith on demand, together with interest thereon at the interest rate applicable to Loans comprising such borrowing (or, in the case of any Lender which repays such amount within three Business Days, the Federal Funds Rate). Nothing set forth in this clause (a) shall relieve any Lender of any obligation it may have to make any Loan hereunder.

     (b) Unless the Administrative Agent receives notice from the Company prior to the due date for any payment hereunder that the Company does not intend to make such payment, the Administrative Agent may assume that the Company has made such payment and, in reliance upon such assumption, make available to each Lender its share of such payment. If and to the extent that the Company has not made any such payment to the Administrative Agent, each Lender which received a share of such payment shall repay such share (or the relevant portion thereof) to the Administrative Agent forthwith on demand, together with interest thereon at the Federal Funds Rate. Nothing set forth in this clause (b) shall relieve the Company of any obligation it may have to make any payment hereunder.


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     13.8  Collateral Matters.  The Lenders irrevocably authorize the
Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (a) upon termination of the Commitments and any Hedging Agreements with any Lender and payment in full of all Loans and all other obligations of the Company under this Agreement and under any other Loan Document and any Hedging Agreements with any Lender; (b) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (c) constituting property in which the Company or any Restricted Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (d) constituting property leased to the Company or any Restricted Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Restricted Subsidiary to be, renewed or extended; or (e) subject to the third sentence of Section 14.1, if approved, authorized or ratified in writing by the Required Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 13.8.

     13.9 Resignation. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Company and the Lenders. The Lenders shall (with, so long as no Event of Default or Unmatured Event of Default exists, the prior written consent of the Company, which shall not be unreasonably withheld or delayed) as promptly as practicable appoint a successor Administrative Agent. If no successor shall have been so appointed, and shall have accepted such appointment, within 30 days after the giving of notice of such resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank having an office in Chicago, Illinois or New York, New York and having a combined capital, surplus and undivided profits of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all further duties and obligations under this Agreement. After any resignation pursuant to this Section 13.9, the provisions of this Section 13 shall inure to the benefit of the retiring Administrative Agent as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.


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     SECTION 14    GENERAL.

     14.1 Waiver; Amendments. No delay on the part of any Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by the Company and by Lenders having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent (a) shall amend, modify or waive any condition precedent to any Loan without the consent of Lenders holding 100% of the Commitments or (b) shall (i) extend or increase the amount of any Commitment, (ii) extend the date for payment of any principal of or interest on the Loans or any fees payable hereunder, (iii) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, (iv) release any Person from its obligations under any Guaranty or release any substantial part of the collateral granted under the Collateral Documents except Collateral having a fair market value of less than $5,000,000 in the aggregate or as otherwise permitted under this Agreement or the Collateral Documents or (v) change the definition of Required Lenders or the aggregate Percentage required to effect an amendment, modification, waiver or consent or amend this Section 14.1 without, in each case, the consent of all Lenders. No provisions of Section 13 shall be amended, modified or waived without the consent of the Administrative Agent or the Agents, as the case may be. No provision relating to Section 2.5, 2.6, 2.7, 2.8, 2.9, 2.11(c) or 5.2(b) shall be amended, modified or waived without the consent of the Issuing Bank.

     14.2 Confirmations. The Company and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Administrative Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

     14.3 Notices. Except as otherwise provided in Sections 2.3, 2.4 and 4.3, all notices hereunder shall be in writing (including, without limitation, facsimile transmission) and shall be sent to the applicable party at its address shown on


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Schedule 14.3 or at such other address as such party may, by written notice received by the other parties hereto, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been given when received. For purposes of Sections 2.3, 2.4 and 4.3, the Administrative Agent shall be entitled to rely on telephonic instructions from any person that the Administrative Agent in good faith believes is an authorized officer or employee of the Company and the Company shall hold the Administrative Agent and each Lender harmless from any loss, cost or expense resulting from any such reliance.

     14.4 Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP applied on a basis consistent with those used in the preparation of the Company's audited financial statements referred to in clause
(a) of Section 9.4.

     14.5 Regulations G, T, U and X. Each Lender represents that it in good faith is not relying, either directly or indirectly, upon any Margin Stock as collateral security for the extension or maintenance by it of any credit provided for in this Agreement.

     14.6 Costs, Expenses and Taxes. The Company agrees to pay on demand (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the fees and charges of counsel for the Administrative Agent and of local counsel, if any, who may be retained by said counsel) in connection with the preparation, execution, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including, without limitation, any amendment, supplement or waiver to any Loan Document), and (b) all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees, court costs and other legal expenses) incurred by the Administrative Agent and each Lender after an Event of Default in connection with the enforcement of this Agreement, the other Loan Documents or any such other documents. Each Lender agrees to reimburse the Administrative Agent for such Lender's pro rata share (based on its respective Percentage) of any such costs and expenses of the Administrative Agent not paid by the Company. In addition, the Company agrees to pay, and to save the Administrative Agent and the Lenders harmless from all


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liability for, any stamp or other taxes which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other document provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided for in this
Section 14.6 shall survive repayment of the Loans, cancellation of the Notes and any termination of this Agreement.

     14.7 Subsidiary References. The provisions of this Agreement relating to Subsidiaries of the Company shall apply only during such times as the Company has one or more Subsidiaries.

     14.8 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     14.9  Assignments; Participations.

     14.9.1 Assignments. Any Lender may, with the prior written consent of the Company (at all times other than during the existence of an Event of Default), the Issuing Bank and the Administrative Agent (which consents shall not be unreasonably delayed or withheld), at any time assign and delegate to one or more commercial banks or other Persons (any Person to whom such an assignment and delegation is to be made being herein called an "Assignee"), all or any fraction of such Lender's Loans and Commitment hereunder and under the FDTH Credit Agreement (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Commitment, participation in Letters of Credit and Loans hereunder and under the FDTH Credit Agreement) in a minimum aggregate amount equal to the lesser of (a) the sum of the assigning Lender's remaining Loans, participation in Letters of Credit and (to the extent not used) Commitment hereunder and under the FDTH Credit Agreement and (b) US $10,000,000 in the aggregate; provided, however, that (i) no assignment and delegation may be made to any Person if, at the time of such assignment and delegation, the Company would be obligated to pay any greater amount under Section 7.6 or Section 8 to the Assignee than the Company are then obligated to pay to the assigning Lender under such Section and (ii) the Company, the Issuing Bank and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:

     (x) five Business Days (or such lesser period of time as the Administrative Agent and the assigning Lender shall agree) shall have passed after written notice of such


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
assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, shall have been given to the Company and the Administrative Agent by such assigning Lender and the Assignee,

     (y) the assigning Lender and the Assignee shall have executed and delivered to the Company and the Administrative Agent an assignment agreement substantially in the form of Exhibit G (an "Assignment Agreement"), together with any documents required to be delivered thereunder, which Assignment Agreement shall have been accepted by the Administrative Agent, the Issuing Bank and, if applicable, the Company, and

     (z) the assigning Lender or the Assignee shall have paid the Administrative Agent a processing fee of $2,500.

From and after the date on which the conditions described above have been met,
(A) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder, and (B) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations hereunder. The Administrative Agent shall prepare all necessary documents, if any, in connection with assignments. Within five Business Days after the effectiveness of any assignment and delegation, the Company shall execute and deliver to the Administrative Agent (for delivery to the Assignee and the Assignor, as applicable) a new Note in a principal amount equal to the sum of the Assignee's Commitment (if any) and, if the assigning Lender has retained a Commitment or Loans hereunder, a replacement Note in the principal amount equal to the sum of the Commitment (if any) retained by the assigning Lender (such Note to be in exchange for, but not in payment of, the predecessor Note held by such assigning Lender). Each such Note shall be dated the effective date of such assignment. The assigning Lender shall mark the predecessor Note "exchanged" and deliver it to the Company. Accrued interest on that part of the predecessor Note being assigned shall be paid as provided in the Assignment Agreement. Accrued interest and fees on that part of the predecessor Note not being assigned shall be paid to the assigning Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Any attempted assignment and delegation not made in accordance with this Section 14.9.1 shall be null and void.

     Notwithstanding the foregoing provisions of this Section 14.9.1 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Loans and its Note to a Federal Reserve Bank (but no such assignment shall release any Lender from any of its obligations hereunder).

     14.9.2 Participations. Any Lender may at any time sell to one or more commercial banks or other Persons participating interests in any Loan owing to such Lender, the Note held by such Lender, the Commitment of such Lender, the direct or participation interest of such Lender in any Letter of Credit or any other interest of such Lender hereunder (any Person purchasing any such participating interest being herein called a "Participant") provided that such assignments shall be of a constant and not a varying percentage of the selling Lender's Commitment, Letters of Credit and Loans. In the event of a sale by a Lender of a participating interest to a Participant, (x) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (y) the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder and (z) all amounts payable by the Company shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender. No Participant shall have any direct or indirect voting rights hereunder except with respect to any of the events described in the third sentence of Section 14.1. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of setoff shall be subject to the obligation of each Participant to share with the Lenders, and the Lenders agree to share with each Participant, as provided in Section 7.5. The Company also agrees that each Participant shall be entitled to the benefits of
Section 8 as if it were a Lender (provided that no Participant shall receive any greater compensation pursuant to Section 8 than would have been paid to the participating Lender if no participation had been sold).

     14.10 Governing Law. This Agreement and each Note shall be a contract made under and governed by the internal laws of the State of New York. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Company and rights of the Agents and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

     14.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     14.12 Successors and Assigns. This Agreement shall be binding upon the Company, the Lenders and the Agents and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Issuing Bank and the Agents and the permitted successors and assigns of the Lenders, the Issuing Bank and the Agents.

     14.13  Indemnification by the Company.

     (a) In consideration of the execution and delivery of this Agreement by the Agents and the Lenders and the agreement to extend the Commitments provided hereunder, the Company hereby agrees to indemnify, exonerate and hold the Issuing Bank, each Agent, each Lender and each of the officers, directors, employees and agents of the Issuing Bank, each Agent and each Lender (collectively the "Lender Parties" and individually each a "Lender Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and charges (collectively therein called the "Indemnified Liabilities"), incurred by the Lender Parties or any of them as a result of, or arising out of, or relating to (i) any tender offer, merger, purchase of stock, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans or Letters of Credit or (ii) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any of the Lender Parties, except for any such Indemnified Liabilities as to any Lender Party arising on account of such Lender Party's bad faith, gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Nothing set forth above shall be construed to relieve any Lender Party from any obligation it may have under this Agreement.

     (b) Without limiting the provisions of clause (a) above, the Company agrees to reimburse each Lender Party for, and indemnify each Lender Party against, any and all losses, claims, damages, penalties, judgments, liabilities and expenses (including reasonable attorneys' and consultant's fees) which any Lender Party may pay, incur or become subject to arising out of or relating to the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Regulated Material at any real property owned or leased by the Company or any Restricted Subsidiary or used by the Company or any Restricted Subsidiary in its business or operations, except to the extent caused by the acts or omissions of such Lender Party.

     14.14  Survival of Indemnities.  All obligations provided for in Section
14.13 and in any other indemnity provided the Issuing Bank, any Agent or any Lender in any other Loan Document shall survive repayment of the Loans, cancellation of the Notes and any termination of this Agreement or any of the Loan Documents.

     14.15 Confidentiality. The Agents, the Issuing Bank and the Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Company in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and, in any event, may make disclosure on the same confidential basis as provided for herein that is reasonably required by any actual or bona fide potential transferee or participant in connection with the contemplated transfer of any Note or participation therein or in any Letter of Credit or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless prohibited by applicable law or court order, each Agent, the Issuing Bank and each Lender shall promptly notify the Company of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Agent, the Issuing Bank or such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information.

     14.16 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY

BE FOUND. EACH OF THE COMPANY, THE ISSUING BANK, EACH AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE COMPANY, THE ISSUING BANK, EACH AGENT AND EACH LENDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     14.17 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE ISSUING BANK, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     14.18 Judgment Currency. The obligations of the Company and each Guarantor in respect of any sum due to any Lender, the Issuing Bank or the Administrative Agent hereunder, under the Notes or under or in respect of any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum was originally denominated (the "Original Currency"), be discharged only to the extent that on the Business Day following receipt by such Lender, such Issuing Bank, or the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, such Lender, such Issuing Bank, or the Administrative Agent, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to such Lender, such Issuing Bank, or the Administrative Agent, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender, such Issuing Bank, or the Administrative Agent, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to such Lender, such Issuing Bank, or the Administrative Agent, as the case may be, such Lender, such Issuing Bank, or the Administrative Agent, as the case may be, agrees to remit such excess to the Company.

     Delivered at New York, New York, as of the day and year first above written.

                                  HOLLINGER INTERNATIONAL PUBLISHING INC.


                                  By /s/ Paul B. Healy
                                     ------------------------------------
                                     Vice President

                                  TORONTO DOMINION (TEXAS), INC.,
                                    individually and as
                                    Administrative Agent


                                  By /s/ Sophia D. Sgarbi
                                     ------------------------------------
                                     Vice President

                                  THE TORONTO-DOMINION BANK,
                                    as Issuing Bank


                                By /s/ Sophia D. Sgarbi
                                   ------------------------------------
                                   Manager Syndications & Credit Administration

                                   EXHIBIT A

                                    FORM OF
                                      NOTE

$__________                                                  May 30, 1996
                                                             Chicago, Illinois


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of ________________ at the principal office of Toronto-Dominion (Texas), Inc., in New York, New York, _______________ Dollars ($__________) or, if less, the aggregate unpaid amount of all Loans made by the payee to the undersigned pursuant to the Amended and Restated Credit Agreement referred to below, such amount to be paid at the times set forth in the Amended and Restated Credit Agreement.

     The undersigned further promises to pay interest on the unpaid principal amount of each Loan evidenced hereby from the date of such Loan until such Loan is paid in full, payable at the rates and at the times set forth in the Amended and Restated Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "Credit Agreement"), among the undersigned, various financial institutions (including the payee), The Toronto-Dominion Bank, as issuing bank, and Toronto Dominion (Texas), Inc., as administrative agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated.

     In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     The undersigned hereby waives demand, presentment, protest, and notice of demand, presentment, protest and nonpayment.

     THIS NOTE IS MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                          HOLLINGER INTERNATIONAL
                              PUBLISHING INC.


                          By_____________________________
                            Name ________________________
                            Title________________________

                                   EXHIBIT B


                                    FORM OF
                             COMPLIANCE CERTIFICATE


To:     Toronto Dominion (Texas), Inc.
          as Administrative Agent

     Reference is made to the Amended and Restated Credit Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "Credit Agreement"), among Hollinger International Publishing Inc. (the "Company"), various financial institutions, The Toronto-Dominion Bank, as Issuing Bank, and Toronto Dominion (Texas), Inc., as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.


          I. Report. Enclosed herewith is a copy of the [annual audit/quarterly] report of the Company as at ____________, 19__ (the "Computation Date"), which report fairly presents the financial condition and results of operations of the Company and its Restricted Subsidiaries, as of the Computation Date.


          II. Financial Tests. The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in Section 10 of the Credit Agreement:


     A.    Section 10.6.1 Total Leverage Ratio.

     (1) Funded Debt of the Company and its Restricted Subsidiaries as of Computation Date:

     (a) Debt of the Company and its Restricted Subsidiaries pursuant to clauses (a), (b), (d), (g), (h) and (i) of the definition of Debt as of the Computation Date: $_________

     (b)     Debt of the Company to Restricted Subsidiaries and Debt of
Restricted

     Subsidiaries to the Company or other Restricted Subsidiaries as of the Computation Date: $___________

     (c)      Item (a) minus Item (b):          $________

     (2) Operating Cash Flow of the Company and its Restricted Subsidiaries for Computation Period ending on the Computation Date:

     (a)       Consolidated Net Income (Loss) of the Company and its Restricted
Subsidiaries for such Computation Period:                  $_______

     (b) the consolidated interest expense and other financing costs of the Company and its Restricted Subsidiaries deducted in determining Consolidated
Net Income (Loss) for such Computation Period:        $________

     (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) for such Computation
Period:  $_______

     (d) all federal, state, local and foreign income taxes (whether paid or deferred) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income for the immediately preceding 12-month
period:                              $_______

     (e) other non-cash expenses and all extraordinary and non-recurring expenses

(including all one-time, non-recurring transaction expenses associated with the Reorganization, the Senior Subordinated Notes, the Existing Credit Agreement, or the Scheme to the extent such expenses are included in determining Consolidated Net Income (Loss)) deducted in determining Consolidated Net Income for such
Computation Period:                  $_______

     (f)     adjustment resulting from Acquisitions (Item III.I.): $_______

     (g)     adjustment resulting from Asset Swaps (Item IV.C): $_______

     (h)     Item (a) plus Item (b) plus Item (c) plus Item (d) plus Item (e)
plus (minus) Item (f) plus (minus) Item (g):                    $______

     (3)    Ratio of Item (1)(c) to Item (2)(h): ___  to 1

     (4) Maximum Total Leverage Ratio required by Section 10.6.1 as of any Computation Date before the Closing Date: 6.5 to 1

     (5) Maximum Total Leverage Ratio required by Section 10.6.1 as of any Computation Date on or after the Closing Date: 6.0 to 1


     B.  Section 10.6.2 Senior Leverage Ratio.

     (1)    Senior Funded Debt:

     (a) Funded Debt of the Company and its Restricted Subsidiaries as of the Computation Date (Item A.(1)(c)): $_______

     (b) Debt of the Company and its Restricted Subsidiaries as of the Computation Date pursuant to the Senior Subordinated Notes: $______

     (c)      Item (a) minus Item (b): $______

     (2)    Operating Cash Flow (Item A.(2)(h)): $______

     (3)    Ratio of Item (1)(c) to Item (2): ____ to 1

     (4) Maximum Senior Leverage Ratio required by Section 10.6.2 as of any Computation Date before the Closing Date: 3.5 to 1

     (5) Maximum Senior Leverage Ratio required by Section 10.6.2 as of any Computation Date on or after the Closing Date: 3.0 to 1

     C.  Section 10.6.3 Interest Coverage Ratio.

     (1) Operating Cash Flow for the Computation Period ending on the Computation Date (from Item A.(2)(h)): $________

     (2) Total Interest Expense for the Computation Period ending on the Computation Date: $________

     (3)    Ratio of item (1) to item (2): ____ to 1

     (4) Minimum Interest Coverage Ratio required by Section 10.6.3 for the Computation Period ending on the Computation Date:
2.0 to 1

     D.  Section 10.7  Limitations on Debt.

     (1) Debt of Palestine Post under the Jerusalem Post Note at the end of the Fiscal Quarter ending on Computation Date: $________

     (2) Maximum Debt of Palestine Post permitted at the end of such Computation Period ending on Computation Date: $18,000,000


     E.    Section 10.9  Dividends.

     (1) Dividends and other distributions and payments paid on Company Common Stock during Fiscal Quarter ending on Computation Date: $________

     (2)      Restricted Payments Available for Dividends:

     (a)       Regular quarterly dividend declared by Hollinger International:
$________

     (b) Interest payable pursuant to the Holdco Facility which FDTH is not permitted to pay pursuant to Section 10.9 of the FDTH Credit Agreement:
$________

     (c)       Item (a) plus Item (b): $________

     (3) Amount of the quarterly dividend per share declared on its Common Stock by Hollinger International, not to exceed $0.10: $________


     F.    Section 10.9 Management Fees.

     (1)      Management Fees paid during Fiscal Quarter ending on Computation
Date: $________

     (2) Operating Cash Flow of the Company and its Restricted Subsidiaries for the Fiscal Quarter ending on the Computation Date:

     (a) Consolidated Net Income (Loss) of the Company and its Restricted Subsidiaries for the Fiscal Quarter: $_______

     (b) the consolidated interest expense and other financing costs of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) for the Fiscal Quarter: $________

     (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) for the Fiscal Quarter:
$_______

     (d) all federal, state, local and foreign income taxes (whether paid or deferred) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income for the Fiscal Quarter: $_______

     (e) other non-cash expenses and all extraordinary and non-recurring expenses (including all one-time, non-recurring transaction expenses associated with the Reorganization, the Senior Subordinated Notes, the Existing Credit Agreement, or the Scheme to the extent such expenses are included in determining Consolidated Net Income (Loss)) deducted in determining Consolidated Net Income
for the Fiscal Quarter:              $_______

     (f)       adjustments for Acquisitions and Asset Swaps: $_______

     (g)       sum of Items (a) through (f):        $_______

     (3)      Excess Cash Flow:

     (a)       Operating Cash Flow (Item (2)(g)): $________

     (b) Total Interest Expense to the extent actually paid during the Fiscal Quarter: $________

     (c) All scheduled principal payments on Funded Debt other than obligations under the Loan Documents during the Fiscal Quarter: $________

     (d) All Federal, State, Local and Foreign income taxes (actually paid) of the Company and its Restricted Subsidiaries deducted in determining Consolidated Net Income (Loss) for the Fiscal Quarter: $________

     (e) Restricted Payments actually made pursuant to Section 10.9(a) and Permitted Payments actually made pursuant to Sections 10.9(b)(i) and 10.9(b)(ii) during the Fiscal Quarter: $________

     (f)       Capital Expenditures during the Fiscal Quarter: $________

     (g)       Sum of Items (b) through (f): $________

     (h)       Item (a) minus Item (g):            $________

     (3)      The lesser of Item (2)(h) and $2,250,000: $________


     G.    Section 10.11  Mergers, Consolidations, etc..

     (1)      Asset Sales:

     (a) Sales prices of each Asset Sale made during the Fiscal Quarter ending on Computation Date: $________

                                                                      $________

                                                                      $________

                                                                      $________

     (b)       Maximum sales price of any Asset Sale: $5,000,000

     (c) Aggregate sales price of all Asset Sales made after Amendment Effective Date: $________

     (c) Maximum aggregate sales price of all Asset Sales made after Amendment Effective Date: $8,000,000


     (2)      Acquisitions:

     (a) Total Purchase Price of all Acquisitions made after the Amendment Effective Date: $________

     (b) Net Cash Proceeds from Asset Sales permitted under Section 10.11(c): $________

     (c)       Aggregate amount of all Capital Infusions: $________
all Capital Infusions:          $_____


     (d)       The sum of Item (b) plus Item (c) plus $10,000,000: $________


          III. Acquisition Annualized Operating Cash Flow. The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the Acquisition Annualized Operating Cash Flow:


     A.    Operating Cash Flow of Restricted Subsidiaries owned for three
quarters:                                              $_______

     B.    Item A, divided by 3 and multiplied by 4: $_______


     C. Operating Cash Flow of Restricted Subsidiaries owned for two quarters: $_______

     D.    Item C, divided by 2 and multiplied by 4: $_______

     E.    Operating Cash Flow of Restricted Subsidiaries owned for one quarter:
$_______

     F.    Item C, multiplied by 4: $_______

     G.    Acquisition Operating Cash Flow (Item A plus Item C plus Item E):
$_______


     H. Acquisition Annualized Operating Cash Flow (Item B plus Item D plus Item F): $_______


     I. Company's estimate of Operating Cash Flow of Restricted Subsidiaries acquired within the Fiscal Quarter, other than those acquired by means of an Asset Swap: $_______

     J. Actual Operating Cash Flow of Restricted Subsidiaries acquired within the Fiscal Quarter, other than those acquired by means of an Asset Swap:
$_______

     K. Actual Operating Cash Flow during the Fiscal Quarter acquired of all Restricted Subsidiaries acquired in any of the Three Fiscal Quarters preceding the current Fiscal Quarter, whether by means of an Acquisition or Asset Swap:
$_______

     L.    Item I minus Item J minus Item K: $_______

     M. Adjustment resulting from Acquisitions (Item H minus Item G plus Item L:) $_______


          IV. Asset Swaps. The Company hereby certifies and warrants to you that the following is a true and accurate statement regarding Asset Swaps made during the Fiscal Quarter ending on the Computation Date:

     A.    Company's estimate of Operating Cash Flow of the Traded-For Newspaper
Assets: $_______

     B.    Actual Operating Cash Flow of the Traded Newspaper Assets: $_______

     C. Adjusted estimate of Operating Cash Flow of the Traded-For Newspaper Assets (Item A minus Item B): $_______


          V. Defaults. The Company hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this _____ day of __________, 19__.

                                     HOLLINGER INTERNATIONAL PUBLISHING INC.

                                     By_____________________________

                                     Name___________________________

                                     Title__________________________

                                   EXHIBIT C


                                    FORM OF
                                 REAFFIRMATION


     THIS REAFFIRMATION (this "Reaffirmation") dated as of May 30, 1996, is made by the undersigned (collectively, the "Undersigned" and each an "Undersigned"), in favor of the Lenders and the Administrative Agent (each as defined below).

                              W I T N E S S E T H:

     WHEREAS, Hollinger International Publishing Inc. (the "Company"), The Toronto-Dominion Bank, as issuing bank (in such capacity, the "Issuing Bank"), Toronto Dominion (Texas), Inc., as administrative agent (in such capacity, together with any successors in such capacity, the "Administrative Agent"), and The First National Bank of Chicago, as documentation agent, entered into that certain Credit Agreement, dated as of February 7, 1996, as amended or modified and in effect on the Amendment Effective Date (the "Existing Credit Agreement") whereunder certain financial institutions agreed to make revolving loans and to issue letters of credit in the maximum amount of $100,000,000 (such revolving loans and letters of credit outstanding on the Amendment Effective Date, collectively the "Existing Credit Extensions"); and

     WHEREAS, each of the Undersigned was a party to one or more of the AP-91 Agreement, the Trademark Security Agreements, the Company Security Agreement, and the Subsidiary Guaranty (collectively, the "Reaffirmed Documents" and each a "Reaffirmed Document") relating to the Existing Credit Agreement; and

     WHEREAS, the Company desires to refinance the Existing Credit Extensions and obtain a revolving loan commitment (to include availability for revolving loans and the issuance of letters of credit) pursuant to which borrowings of revolving loans in the maximum aggregate principal amount not to exceed $125,000,000 would be made to the Company; and

     WHEREAS, the Company has requested various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender") to amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Amended and Restated Credit Agreement, dated as of an even date herewith, among the Company, the Lenders, the Issuing Bank, and the Administrative Agent (together with all amendments and other modifications, if any, from time to time made thereto, the "Amended and Restated Credit Agreement") to set forth, among other things, the terms and conditions under which the Lenders thereafter will make credit extensions to the Company; it being the intention of the Company, the Lenders, and the Administrative Agent that the Amended and Restated Credit Agreement and the Loan Documents executed in connection therewith shall not effect the novation of the obligations of the Company under the Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations thereafter; and

     WHEREAS, as a condition precedent to the Amendment Effective Date of the Amended and Restated Credit Agreement, the Undersigned are required to execute and deliver this Reaffirmation; and

     WHEREAS, each Undersigned has duly authorized the execution, delivery, and performance of this Reaffirmation; and

     WHEREAS, it is in the best interests of each Undersigned to execute this Reaffirmation inasmuch as such Undersigned will derive substantial direct and indirect benefits from the Loans made from time to time to the Company and the Letters of Credit issued from time to time for the account of the Company pursuant to the Amended and Restated Credit Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans and issue or participate in Letters of Credit to the Company pursuant to the Amended and Restated Credit Agreement, each Undersigned agrees, for the benefit of the Lenders and the Administrative Agent, as follows:


                               ARTICLE I.

                              DEFINITIONS

     SECTION 1.1. Certain Terms. Capitalized terms used herein that are defined in the Amended and Restated Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

     SECTION 1.2. Trademark Security Agreements. "Trademark Security Agreements," as used in this Reaffirmation, means those four certain Trademark Securities Agreements, each dated as of February 7, 1996, as amended, modified or supplemented from time to time, executed by Chicago Sun-Times, Inc., Daily Southtown Inc., Pioneer Newspapers Inc., and Chicago Sun-Times Features, Inc., respectively.

                              ARTICLE II.

                             REAFFIRMATION

     SECTION 2.1. Reaffirmation. Each Reaffirmed Document remains in full force and effect and is hereby ratified and confirmed, and from and after the date hereof, each reference that appears in any of the Reaffirmed Documents to the Existing Credit Agreement shall be deemed to be a reference to the Amended and Restated Credit Agreement.

                              ARTICLE III.

                        MISCELLANEOUS PROVISIONS

     SECTION 3.1. Loan Document. This Reaffirmation is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 3.2. Binding on Successors, Transferees and Assigns; Assignment of Reaffirmation. This Reaffirmation shall be binding upon each Undersigned and their respective successors, transferees and assigns, and all references herein to any Undersigned shall be deemed to include any of such Person's successor or successors, whether intermediate or remote.

     SECTION 3.3. Amendments, etc. No amendment to or waiver of any provision of this Reaffirmation, nor consent to any departure by any Undersigned herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each Undersigned, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 3.4. Addresses for Notices to the Undersigned. All notices hereunder to any Undersigned shall be in writing (including via facsimile) and shall be sent to it at the address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such Undersigned in a written notice received by the Administrative Agent. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been received when received.

     SECTION 3.5. Section Captions. Section captions used in this Reaffirmation are for convenience of reference only, and shall not affect the construction of this Reaffirmation.

     SECTION 3.6. Severability. Wherever possible each provision of this Reaffirmation shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Reaffirmation shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Reaffirmation.

     SECTION 3.7. Governing Law, Entire Agreement, Counterparts, etc. This Reaffirmation shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws principles. This Reaffirmation and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto. This Reaffirmation may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Reaffirmation. At any time after the date of this Reaffirmation, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Reaffirmation. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Reaffirmation.

     SECTION 3.8. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS REAFFIRMATION OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT ANY ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 3.9. Waiver of Jury Trial. EACH UNDERSIGNED AND, BY ACCEPTING THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS REAFFIRMATION, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

     IN WITNESS WHEREOF, each Undersigned has caused this Reaffirmation to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                  HOLLINGER INTERNATIONAL PUBLISHING, INC.


                                  By:______________________________________

                                  Name:      ________________________________

                                  Title:     _________________________________

                                  Address:    107-115 South Emma
                                              Box 1000
                                              West Frankfort, Illinois  60611

                                  Facsimile No.:  __________

                                  Attention:  J. David Dodd


                                  With a copy to:

                                  Address:    401 North Wabash Avenue
                                              Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:  Kenneth L. Serota

                                  AMERICAN PUBLISHING (1991) INC.


                                  By: ________________________________________

                                  Name:       ________________________________

                                  Title:      ________________________________

                                  Address:    107-115 South Emma
                                              Box 1000
                                              West Frankfort, Illinois  60611

                                  Facsimile No.: __________

                                  Attention:  J. David Dodd


                                  With a copy to:

                                  Address:    401 North Wabash Avenue
                                              Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:  Kenneth L. Serota

                                  APAC-95 INC.
                                  AMERICAN PUBLISHING HOLDINGS INC.
                                  AMERICAN PUBLISHING SERVICES, INC.
                                  VALLEY CABLE T.V., INC.
                                  THE SUN-TIMES COMPANY
                                  AMERICAN PUBLISHING COMPANY
                                  APC 1993, INC.
                                  APMS-93, INC.
                                  CHICAGO SUN-TIMES, INC.
                                  CHICAGO SUN-TIMES FEATURES, INC.
                                  PIONEER NEWSPAPERS INC.
                                  STAR PUBLICATIONS, INC.


                                  By: ______________________________________

                                  Name:       ________________________________

                                  Title:      ________________________________

                                  Address:    107-115 South Emma
                                              Box 1000
                                              West Frankfort, Illinois  60611

                                  Facsimile No.:  __________

                                  Attention:  J. David Dodd


                                  With a copy to:

                                  Address:    401 North Wabash Avenue
                                              Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:  Kenneth L. Serota

                                  APAC-95 INDIANA HOLDINGS, INC.
                                  APAC-95 KANSAS HOLDINGS, INC.
                                  APAC-95 KENTUCKY HOLDINGS, INC.
                                  APAC-95 MISSOURI HOLDINGS, INC.
                                  APAC-95 NEW YORK HOLDINGS, INC.
                                  APAC-95 OHIO HOLDINGS, INC.
                                  APAC-95 OKLAHOMA HOLDINGS, INC.
                                  APAC-95 TEXAS HOLDINGS, INC.
                                  APMS-95 INC.
                                  THE POST PUBLISHING COMPANY


                                  By: ________________________________________

                                  Name:       _______________________________

                                  Title:      _______________________________

                                  Address:    107-115 South Emma
                                              Box 1000
                                              West Frankfort, Illinois  60611

                                  Facsimile No.: __________

                                  Attention:  J. David Dodd


                                  With a copy to:

                                  Address:    401 North Wabash Avenue
                                              Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:  Kenneth L. Serota

                                  DAILY SOUTHTOWN INC.
                                  APAC-90 INC.
                                  APAC-90 ARKANSAS HOLDINGS, INC.
                                  APAC-90 CALIFORNIA HOLDINGS, INC.
                                  APAC-90 INDIANA HOLDINGS, INC.
                                  APAC-90 KANSAS HOLDINGS, INC.
                                  APAC-90 TEXAS HOLDINGS, INC.
                                  APAC-90 NORTH DAKOTA HOLDINGS, INC.
                                  APAC ILLINOIS HOLDINGS, INC.
                                  APC PENNSYLVANIA HOLDINGS, INC.
                                  APMS-90, INC.
                                  AMERICAN PUBLISHING COMPANY OF KENTUCKY
                                  AMERICAN PUBLISHING COMPANY OF NEBRASKA
                                  AMERICAN PUBLISHING COMPANY OF NORTH CAROLINA AMERICAN PUBLISHING COMPANY OF TENNESSEE KIRKSVILLE PUBLISHING COMPANY
                                  MERIDIAN STAR, INC.
                                  THE STATESMAN-EXAMINER, INC.
                                  SOUTHERN SISKIYOU NEWSPAPERS, INC.


                                  By:  ________________________________________

                                  Name:       _________________________________

                                  Title:      ________________________________

                                  Address:    107-115 South Emma
                                              Box 1000
                                              West Frankfort, Illinois  60611

                                  Facsimile No.:  ________

                                  Attention:  J. David Dodd

                                  With a copy to:

                                  Address:    401 North Wabash Avenue
                                              Chicago, Illinois  60611

                                  Facsimile No.:  (312) 321-0629

                                  Attention:  Kenneth L. Serota

                                  The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:

                                  _____________________________________________

                                  By: _________________________________________

                                  Name: _______________________________________

                                  Title: ______________________________________

                                  Address: ____________________________________

                                  Facsimile No.: ______________________________

                                  Attention: __________________________________

                                   EXHIBIT D

                                    FORM OF
                              AMENDED AND RESTATED
                        HOLLINGER INTERNATIONAL GUARANTY


     THIS AMENDED AND RESTATED GUARANTY (this "Guaranty") dated as of May 30, 1996, is made by HOLLINGER INTERNATIONAL INC., a Delaware corporation (the "Guarantor"), in favor of the Lenders and the Administrative Agents (each as defined below).

                              W I T N E S S E T H:

     WHEREAS, Hollinger International Publishing Inc. (the "Company"), The Toronto-Dominion Bank, as issuing bank (in such capacity, the "Issuing Bank"), The First National Bank of Chicago, as documentation agent, and Toronto Dominion (Texas) Inc., as administrative agent (in such capacity, together with any successors in such capacity, the "Administrative Agent") entered into that certain Credit Agreement, dated as of February 7, 1996, as amended or modified and in effect on the Amendment Effective Date (the "Existing Credit Agreement") whereunder certain financial institutions agreed to make revolving loans and to issue letters of credit in the maximum amount or $100,000,000 (such revolving loans and letters of credit outstanding on the Amendment Effective Date, collectively the "Existing Credit Extensions"); and

     WHEREAS, the Guarantor executed and delivered that certain Hollinger International Guaranty, dated February 7, 1996 (the "Existing Guaranty"), guarantying the obligations of the Company under the Existing Credit Agreement; and

     WHEREAS, the Company desires to refinance the Existing Credit Extensions and obtain a revolving loan commitment (to include availability for revolving loans and the issuance of letters of credit) pursuant to which borrowings of revolving loans in the maximum aggregate principal amount not to exceed $125,000,000 would be made to the Company; and

     WHEREAS, the Company has requested various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender") to amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Amended and Restated Credit Agreement, dated as of an even date herewith, among the Company, the Lenders, the Issuing Bank, and the Administrative Agent (together with all amendments and other modifications, if any, from time to time made thereto, the "Amended and Restated Credit Agreement") to set forth, among other things, the terms and conditions under which the Lenders thereafter will make credit extensions to the Company; it being the intention of the Company, the Lenders, and the Administrative Agent that the

Amended and Restated Credit Agreement and the Loan Documents executed in connection therewith shall not effect the novation of the obligations of the Company under the Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations thereafter; and

     WHEREAS, as a condition precedent to the Amendment Effective Date of the Amended and Restated Credit Agreement, the Guarantor is required to execute and deliver this Guaranty; and

     WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Company and the Letters of Credit issued from time to time for the account of the Company pursuant to the Amended and Restated Credit Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans and issue or participate in Letters of Credit (including the initial Loans and the initial Letter(s) of Credit) to the Company pursuant to the Amended and Restated Credit Agreement, the Guarantor agrees, for the benefit of the Lenders and the Administrative Agent, as follows:


                                   ARTICLE I.

                                  DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

    Administrative Agent is defined in the first recital.

    Amended and Restated Credit Agreement is defined in the fourth recital.

    Company is defined in the first recital.

    Guaranteed Obligations is defined in Section 2.1 hereof.

    Guarantor is defined in the preamble.

     Guaranty is defined in the preamble.

     Hedging Agreements means all agreements that are defined to be "Hedging Agreements" in the Amended and Restated Credit Agreement that are entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate of a Lender.

     Holdco means Hollinger International Publishing Holdings Inc., a Delaware corporation and wholly owned subsidiary of Guarantor.

     Holdco Facility means the Securities Purchase Agreement dated as of May 30, 1996, between Holdco and Toronto Dominion Investments, Inc. providing for a secured senior exchangeable note facility in the maximum principal amount of $100,000,000.

     HTH/FDTH Share Exchange Agreement means the share exchange agreement dated as of July 19, 1995, between Hollinger Inc. and FDTH.

     Lender is defined in the fourth recital.

     Loan Documents means those agreements and other documents defined as "Loan Documents" in the Amended and Restated Credit Agreement and, in addition, all Hedging Agreements.

     Material Adverse Effect means a material adverse effect on (a) the condition (financial or otherwise), operations, business, properties, assets or prospects of the Guarantor and its Subsidiaries taken as a whole or (b) the ability of the Guarantor to timely and fully perform any of its payment or other material obligations under this Guaranty or any other Loan Document to which it is a party.

     Wholly-Owned Subsidiary means a Subsidiary of which the Guarantor and/or its Subsidiaries own, directly or indirectly, all of the outstanding shares of capital stock other than directors' qualifying shares.

     SECTION 1.2. Amended and Restated Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.

                              ARTICLE II.

                          GUARANTY PROVISIONS

     SECTION 2.1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to each of the Lenders and the Administrative Agent, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Amended and Restated Credit Agreement, the Notes, any Letter of Credit or Letter of Credit Application, any Hedging Agreement or any other Loan Document, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Guaranteed Obligations").

     This Guaranty constitutes a guaranty by the Guarantor of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

     SECTION 2.2. Acceleration of Guaranty. The Guarantor agrees that, in the event of any Event of Default under Section 12.1.4 of the Amended and Restated Credit Agreement, and if such event shall occur at a time when any of the Guaranteed Obligations are not then due and payable, the Guarantor shall pay to the Administrative Agent for the account of the Agents and the Lenders forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

     SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment by the Guarantor, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full, finally and indefeasibly, all obligations of the Guarantor hereunder shall have been paid in full, finally and indefeasibly, and the Commitments, all Letters of Credit, all Hedging Agreements and any other commitments by the Lenders or the Agents to the Company shall have terminated. The Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Amended and Restated Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Agent or any Lender with respect thereto.
The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agent or the Lenders or any of them is hereby authorized, without notice to the Guarantor, and shall in no way impair the rights of the Administrative Agent or the Lenders or the obligations of the Guarantor under this

Guaranty, including the Guarantor's guaranty of such additional Guaranteed Obligations. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

     (a) any lack of validity, legality or enforceability of the Amended and Restated Credit Agreement, any Note or any other Loan Document;

     (b)   the failure of the Administrative Agent or any Lender

          (i) to assert any claim or demand or to enforce any right or remedy against the Company or any other Person (including any other guarantor) under the provisions of the Amended and Restated Credit Agreement, any Note, any other Loan Document or otherwise, or

          (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

     (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

     (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Amended and Restated Credit Agreement, any Note or any other Loan Document;

     (f) (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Administrative Agent or any Lender, securing or supporting any of the Guaranteed Obligations; or

     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Guarantor, the Company, any surety or any guarantor.

     SECTION 2.4. Reinstatement, etc. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or any Lender, upon the insolvency, bankruptcy or reorganization of the Company, any other Person or otherwise, as though such payment had not been made.

     SECTION 2.5. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Agent or any Lender protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Company or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.

     SECTION 2.6. Waiver of Subrogation and Contribution. Until the Guaranteed Obligations have been paid in cash indefeasibly in full, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any other Person that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of the Administrative Agent or any Lender against the Company or any other Person or any collateral which the Administrative Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash indefeasibly in full and the Commitments, all Letters of Credit, all Hedging Agreements and any other commitments by the Lenders or the Agents to the Company shall not have been terminated, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Administrative Agent and the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Amended and Restated Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Amended and Restated Credit Agreement and to induce the Lenders to make Loans thereunder, the Guarantor represents and warrants to the Agents and the Lenders that:

     SECTION 3.1. Organization, etc. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; the Guarantor is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect; and the Guarantor has full corporate power and authority to own its property and conduct its business as presently conducted by it.

     SECTION 3.2. Authorization; No Conflict. The execution and delivery by the Guarantor of this Guaranty and each other Loan Document to which it is intended to be a party, and the performance by the Guarantor of its obligations under each Loan Document to which it is intended to be a party are within the corporate powers of the Guarantor, have been duly authorized by all necessary corporate action on the part of the Guarantor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of the Guarantor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding on the Guarantor or (c) result in, or require, the creation or imposition of any Lien on any property of the Guarantor (other than pursuant to the Loan Documents).

     SECTION 3.3. Validity and Binding Nature. This Guaranty is, and upon the execution and delivery thereof each other Loan Document to which the Guarantor is intended to be a party will be, the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

     SECTION 3.4. Financial Information. The audited consolidated financial statements of the Guarantor and its Subsidiaries as at December 31, 1995 and for the two years then ended and the unaudited consolidated financial statements of the Guarantor and its Subsidiaries for the three months ended March 31, 1996,
(a) are true and correct in all
material respects, (b) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as disclosed therein and, in the case of the interim financial statements, the absence of footnotes) and (c) present fairly the consolidated financial condition of the Guarantor and its Subsidiaries at such dates and the results of their operations for the periods then ended.

     SECTION 3.5.  No Material Adverse Change.  Except as disclosed on Schedule
9.5 to the Amended and Restated Credit Agreement, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     SECTION 3.6. Litigation and Guarantee Obligations. No litigation (including, without limitation, derivative actions), arbitration proceeding or governmental proceeding is pending or, to the Guarantor's knowledge, threatened against the Guarantor or any of its Subsidiaries which, if adversely determined, might have a Material Adverse Effect, except as set forth in Schedule 3.6 hereto. Other than any liability incident to such litigation or proceedings, neither the Guarantor nor any of its Subsidiaries has any material guarantee obligations not provided for or disclosed in the financial statements referred to in clause (a) of Section 3.4 or listed in Schedule 3.6 hereto.

     SECTION 3.7. Investment Company Act. Neither the Guarantor nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 3.8. Public Utility Holding Company Act. Neither the Guarantor nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.9. Solvency, etc. On the Effective Date and immediately prior to and after giving effect to each borrowing under the Amended and Restated Credit Agreement and the use of the proceeds thereof, (a) the Guarantor's assets will exceed its liabilities and (b) the Guarantor will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

     SECTION 3.10. Information. All written information heretofore or contemporaneously herewith furnished by the Guarantor to any Lender or any Agent for purposes of or in connection with the Amended and Restated Credit Agreement and this Guaranty and the transactions contemplated thereby and hereby is, and all written information hereafter furnished by or on behalf of the Guarantor to any Lender or the Administrative Agent pursuant hereto or thereto or in connection herewith or therewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SECTION 3.11. Senior Subordinated Indenture. The obligations of the Guarantor under this Guaranty constitute "Senior Guarantor Indebtedness" under the terms of the Senior Subordinated Indenture.

                                  ARTICLE IV.

                                   COVENANTS

     So long as this Guaranty is in effect the Guarantor agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     SECTION 4.1.  Reports, Certificates and Other Information.  Furnish to each
Lender:

     SECTION 4.1.1. Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year, (a) a copy of the annual report of the Guarantor and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Guarantor and its Subsidiaries for such Fiscal Year, which report
(i) shall be certified by independent auditors of recognized national standing selected by the Guarantor and reasonably acceptable to the Required Lenders, in an audit report which shall be without qualification as to going concern or scope and (ii) shall be accompanied by a written statement from such auditors to the effect that in making the examination necessary for the signing of such audit report they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail; and (b) a copy of the consolidating balance sheets of the Guarantor and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings and cash flow for the Guarantor and its Subsidiaries for such Fiscal Year, together with a certificate of one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Guarantor certifying that such financial statements fairly present the financial condition and results of operations of the Guarantor and its Subsidiaries as of the dates and periods indicated.

     SECTION 4.1.2. Quarterly Reports. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year, consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such calendar month and consolidated statements of earnings and consolidated statements of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, including a comparison with the corresponding Fiscal Quarter and period of the previous Fiscal Year together with a certificate of one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Guarantor to the effect that such financial statements fairly present the financial condition and results of operations of the Guarantor and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

     SECTION 4.1.3. Reports to SEC and to Shareholders. Promptly upon the filing or sending thereof, a copy of (a) any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed by the Guarantor with the SEC or any securities exchange and (b) any report, proxy statement or similar communication to the Guarantor's public shareholders generally.

     SECTION 4.1.4. Notice of Default and Litigation Matters. Promptly (and in any event within one Business Day in the case of clause (a) and within five days in the case of clauses (b) through (d)) after any officer of the Guarantor learns of any of the following, written notice describing the same and the steps being taken by the Guarantor or the Subsidiary affected thereby with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Guarantor to the Lenders which has been instituted or, to the knowledge of the Guarantor, is threatened against the Guarantor or any Subsidiary or to which any of the properties of any thereof is subject which has had or is reasonably likely to have a Material Adverse Effect;
(c) any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed on Schedule 3.6 hereto or pursuant to clause (b); and (d) the occurrence of any other event or circumstance which has had or is reasonably likely to have a Material Adverse Effect.

     SECTION 4.1.5. Management Reports. Promptly upon the request of the Administrative Agent or any Lender, copies of all detailed financial and management reports submitted to the Guarantor by independent auditors in connection with any annual or interim audit made by such auditors of the books of the Guarantor.

     SECTION 4.1.6. Other Information. Promptly from time to time, such other information concerning the Guarantor and its Subsidiaries as any Lender or the Administrative Agent may reasonably request.

     SECTION 4.2. Books, Records and Inspections. Keep proper books and records in which full and correct entries shall be made sufficient to allow the preparation of financial statements in accordance with generally accepted accounting principles; permit on reasonable notice and at reasonable times and intervals any Lender or the Administrative Agent or any representative thereof to (a) visit and inspect the properties of the Guarantor during normal business hours, (b) inspect and make extracts from and copies of its books and records, and

(c) discuss with its principal officers its businesses, operations and financial matters. The Guarantor will (i) after the occurrence and during the continuance of any Event of Default and (ii) otherwise with the consent of the Company, which consent shall not be unreasonably withheld, also permit any Lender, the Administrative Agent or any representative thereof to discuss with the Guarantor's independent auditors its businesses, operations and financial matters, provided that the Guarantor is given reasonable prior notice of and an opportunity to attend any meeting between such auditors and any Lender, the Administrative Agent or any representative thereof at which such issues will be discussed. All visits, discussions, and examinations by the Administrative Agent shall be at the Guarantor's expense.

     SECTION 4.3.  Maintenance of Existence, etc.  Maintain and preserve,
(a) its existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing would not be reasonably likely to result in a Material Adverse Effect).

     SECTION 4.4. Mergers, Consolidations, Sales. Not, and not permit any of the Restricted Subsidiaries to, be a party to any merger or consolidation or to sell all or substantially all the assets of the Guarantor, except for (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment permitted under the Amended and Restated Credit Agreement, (b) any merger by the Guarantor so long as it is the surviving corporation, or (c) any consolidation by the Guarantor so long as it does not result in a Change in Control.

     SECTION 4.5. Amendments to Certain Documents. Not, and not permit any Subsidiary to, make or agree to any amendment to or modification of, or waive any of its rights under, any of the terms of (a) the Series A Preferred Shares,
(b) the HTH/FDTH Share Exchange Agreement or (c) the Tax Allocation Agreement.

     SECTION 4.6. Certain Restrictive Agreements. With respect to each of the Restricted Subsidiaries (other than the Company), not, and not permit such Restricted Subsidiary to, enter into any agreement or other contract (other than the Senior Subordinated Indenture) which would impose restrictions on the ability of the Guarantor to receive, or such Restricted Subsidiary to make or declare, dividends or other distributions from such Restricted Subsidiary to the Guarantor that are more restrictive than the restrictions that the Guarantor and such Restricted Subsidiary are subject to on the Effective Date.

     SECTION 4.7. Holdco Guaranty. Upon repayment in full of the Holdco Facility, either (a)(1) cause Holdco to be dissolved into the Guarantor and
(2) itself become a party to the Holdco Pledge Agreement, or (b) cause Holdco to execute a guaranty of the Amended and Restated Credit Agreement substantially in the form of this Agreement.

  SECTION 4.8. Southam Collateral. If the CIBC Facility is terminated and the Holdco Facility is terminated, the Guarantor shall grant to the Administrative Agent a first priority perfected security interest in the Southam Collateral pursuant to a pledge agreement in form and substance satisfactory to the Administration Agent, and, in the event the Guarantor is unable to so pledge the Southam Collateral, the Guarantor shall use its best efforts to cause Limited or any successor owner of Southam Collateral to grant to the Administrative Agent a first priority perfected security interest in the Southam Collateral pursuant to a pledge agreement in form and substance satisfactory to the Administrative Agent.


                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment of Guaranty. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns, and all references herein to the Company and the Guarantor, respectively, shall be deemed to include any of such Person's successor or successors, whether intermediate or remote. Any Lender may from time to time, in accordance with Section 14.9 of the Amended and Restated Credit Agreement, without notice to the Guarantor, assign or transfer any or all of the Guaranteed Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Obligations shall be and remain Guaranteed Obligations for the purpose of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranteed Obligations, be entitled to the benefits of this Guaranty and shall be protected to the same extent as if such assignee or transferee were a Lender.

     SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.4. Addresses for Notices to the Guarantor. All notices hereunder to the Guarantor shall be in writing (including via facsimile) and shall be sent to it at the address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by the Guarantor in a written notice received by the Administrative Agent. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been received when received.

     SECTION 5.5. No Waiver; Remedies; Security. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Pursuant to the Amended and Restated Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself, and each of the Lenders. All payments by the Guarantor pursuant to this Guaranty shall be made to the Administrative Agent applied to costs, expenses, fees or the ratable benefit of the Lenders, as applicable. This Guaranty is secured by various collateral documents delivered by the Guarantor and reference is made to such collateral documents for a description of the collateral security this Guaranty, the nature and extent of such collateral and the rights of the parties in and to such collateral.

     SECTION 5.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Agent or any Lender under applicable law, the Administrative Agent or any Lender shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to the Administrative Agent and each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with the Administrative Agent or such Lender and any and all property of every kind or description of or in the name of the Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent or such Lender or any agent or bailee therefor.

     SECTION 5.8. Fees and Expenses. The Guarantor further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Lender in endeavoring to collect the Guaranteed Obligations, or any part thereof, in realizing upon or protecting any Collateral for this Guaranty, and in enforcing this Guaranty against the Guarantor.

     SECTION 5.9. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 5.10. Governing Law, Entire Agreement, etc. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws principles. This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 5.11. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 5.12. Waiver of Jury Trial. THE GUARANTOR AND (BY ACCEPTING THE BENEFITS HEREOF) THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                HOLLINGER INTERNATIONAL INC.


                                By: ______________________________________
                                Name:
                                Title:

                                Address:  107-115 South Emma, Box  1000
                                          West Frankfort, Illinois 62896

                                Facsimile No.:  (618) 932-6155

                                Attention:  J. David Dodd


                                With a copy to:

                                Address:  401 North Wabash Avenue
                                          Chicago, Illinois 60611

                                Facsimile No.:  (312) 321-0629

                                Attention:  Kenneth L. Serota

                            HOLDCO PLEDGE AGREEMENT

     THIS HOLDCO PLEDGE AGREEMENT (this "Agreement") dated as of May 30, 1996, is between HOLLINGER INTERNATIONAL PUBLISHING HOLDINGS INC., a Delaware corporation ("Holdco"), and TORONTO DOMINION (TEXAS), INC. in its capacity as administrative agent for the Lenders referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:


     WHEREAS, Hollinger International Publishing Inc. (the "Company"), The Toronto-Dominion Bank, as issuing bank (in such capacity, the "Issuing Bank"), The First National Bank of Chicago, as documentation agent, and the Administrative Agent, entered into that certain Credit Agreement, dated as of February 7, 1996, as amended or modified and in effect on the Amendment Effective Date (the "Existing Credit Agreement") whereunder certain financial institutions agreed to make revolving loans and to issue letters of credit in the maximum amount or $100,000,000 (such revolving loans and letters of credit outstanding on the Amendment Effective Date, collectively the "Existing Credit Extensions"); and

     WHEREAS, Hollinger International Inc., a Delaware corporation ("Hollinger International"), has executed and delivered a guaranty of the obligations of the Company under the Existing Credit Agreement; and

     WHEREAS, Hollinger International pledged as security for the obligations of the Company under the Existing Credit Agreement all of the outstanding Capital Stock of the Company, pursuant to that certain Hollinger International Pledge Agreement, dated February 7, 1996, as amended or modified and in effect on the Amendment Effective Date (the "Hollinger International Pledge Agreement"); and

     WHEREAS, Hollinger International has assigned all of its rights in the Capital Stock of the Company to Holdco subject to the Hollinger International Pledge Agreement; and

     WHEREAS, the Company desires to refinance the Existing Credit Extensions and obtain a revolving loan commitment (to include availability for revolving loans and the issuance of letters of credit) pursuant to which borrowings of revolving loans in the maximum aggregate principal amount not to exceed $125,000,000 would be made to the Company; and

     WHEREAS, the Company has requested various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender") to amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Amended and Restated Credit Agreement, dated as of an even date herewith, among the Company, the Lenders, the Issuing Bank, and the Administrative Agent (together with all amendments and other modifications, if any, from time to time made thereto, the "Amended and Restated Credit Agreement") to set forth, among other things, the terms and conditions under which the Lenders thereafter will make credit extensions to the Company; it being the intention of the Company, the Lenders, and the Administrative Agent that the Amended and Restated
Credit Agreement and the Loan Documents executed in connection therewith shall not effect the novation of the obligations of the Company under the Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations thereafter; and

     WHEREAS, as a condition precedent to the Amendment Effective Date of the Credit Agreement, Holdco is required to execute and deliver this Agreement; and

     WHEREAS, Holdco has duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of Holdco to execute this Agreement inasmuch as Holdco will derive substantial direct and indirect benefits from the Loans made from time to time to the Company and the Letters of Credit issued from time to time for the account of the Company pursuant to the Credit Agreement;

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Collateral - see Section 2 hereof.

     Default means the occurrence of any Event of Default (as defined in the Credit Agreement).

     Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

     Liabilities means all obligations (monetary or otherwise) of Hollinger International, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, this Agreement, any other

Loan Document or any other document or instrument executed in connection therewith.

     Loan Document has the meaning assigned to such term in the Credit
Agreement.

     2. Pledge. As security for the payment of all Liabilities, Holdco hereby pledges to the Administrative Agent for the benefit of the Lenders and the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lenders and the Administrative Agent a continuing security interest in, all of the following:

     A. All of the shares of stock and other securities described in Schedule I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

     B. All additional shares of stock of any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by Holdco in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     C. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     D.  All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

     Holdco agrees to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of Holdco; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by Holdco separate and apart from its other property and in express trust for the Administrative Agent.

     3. Warranties; Further Assurances. Holdco warrants to the Administrative Agent and each Lender that: (a) Holdco is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession by the Administrative Agent, the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Administrative Agent; (c) all shares of stock referred to in Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in
Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, Holdco (i) shall not (except as otherwise permitted pursuant to the Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Collateral which is pledged hereunder, or (y) otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral, including without limitation marking Holdco's stock books and records to reflect such security interest, (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Administrative Agent such stock powers, endorsements and similar documents relating to the Collateral, satisfactory in form and substance to the Administrative Agent, as the Administrative Agent may reasonably request; and (iv) will furnish the Administrative Agent or any Lender such information concerning the Collateral as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Holdco which pertain to the Collateral as set forth in Section 4.2 of the Guaranty, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     4. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to Holdco, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of Holdco to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     5. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. Holdco shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by Holdco of stock purchase or subscription rights may be made only from funds of Holdco not comprising part of the Collateral) relating or pertaining to the Collateral constituting stock or any part thereof for any purpose; provided, however, that Holdco agrees that it will not exercise any such right or power in any manner which would have a Material Adverse Effect on the value of such Collateral or any part thereof.

     B. Holdco shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral constituting stock which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Collateral or any part thereof or received in exchange for such Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by Holdco, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to Holdco, all such proxies, powers of attorney, dividend orders and other instruments as Holdco may request for the purpose of enabling Holdco to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which Holdco is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of Holdco to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     6. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in New York or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of Holdco therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of Holdco, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Holdco hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed by certified or registered mail at least twenty (20) days before such disposition, postage prepaid, addressed to Holdco, either at the address of Holdco shown below, or at any other address of Holdco appearing on the records of the Administrative Agent. Any proceeds of any of the Collateral may be applied by the Administrative Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to Holdco or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and Holdco agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative
Agent shall not be liable or accountable to Holdco for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Holdco shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by Holdco, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and Holdco, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of Holdco and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor. Except as expressly set forth in this Agreement or the Loan Documents, in the event of a Default, or in the observance or performance of the agreements, covenants, and conditions contained in the Loan Documents or in this Agreement, the Administrative Agent will proceed solely against the Collateral under this Agreement and no deficiency, money judgment, or liability shall be sought or obtained against Holdco, and (without limiting the above) shall have no personal liability for or in respect of this Agreement, the Loan Documents, or any Default.

     This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York without reference to conflict of law principles. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon Holdco and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Holdco and the Administrative Agent and the successors and assigns of the Administrative Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. HOLDCO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. HOLDCO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PERSON SPECIFIED IN, OR PURSUANT TO, THE CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. HOLDCO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT HOLDCO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, HOLDCO HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     EACH OF HOLDCO, THE ADMINISTRATIVE AGENT AND, BY ACCEPTING THE BENEFITS HEREOF, EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                   HOLLINGER INTERNATIONAL PUBLISHING
                                   HOLDINGS INC.


                                   By: ________________________________________
                                       Name:
                                       Title:

                                   Address:       107-115 South Emma, Box 1000
                                                  West Frankfort, Illinois 62896

                                   Facsimile No.: (618) 932-6155

                                   Attention:  J. David Dodd


                                        With a copy to:

                                        Address:  401 North Wabash Avenue
                                                  Chicago, Illinois 60611

                                        Facsimile No.:  (312) 321-0629

                                        Attention:  Kenneth L. Serota

                                     TORONTO DOMINION (TEXAS), INC.,
                                     as Administrative Agent
Address:

909 Fannin Suite 1700                By:
Houston, Texas 77010                    -----------------------------
                                         Name: Sophia D. Sgarbi
                                         Title: Vice President

                                   SCHEDULE I
                  TO HOLLINGER INTERNATIONAL PLEDGE AGREEMENT

                                     STOCK


HOLLINGER INTERNATIONAL PUBLISHING HOLDINGS INC.
=========================================================================================================
                                                                  Pledged Shares
                                                       No. of     as % of Total
                                         Certificate  Pledged     Shares Issued       Total Shares of
  ISSUER                                     No.       Shares     and Outstanding    Issuer Outstanding
- ---------------------------------------------------------------------------------------------------------
Hollinger International Publishing Inc.      2          100           100%                 100
=========================================================================================================

                                  EXHIBIT E-2

                                    FORM OF

                              UK PLEDGE AGREEMENT


                         DATED __________________, 1996


                         TORONTO DOMINION (TEXAS), INC.

                                    - and -


                    HOLLINGER INTERNATIONAL PUBLISHING INC.


                _______________________________________________

                                 DEED OF CHARGE
                                      AND
                             MEMORANDUM OF DEPOSIT
                _______________________________________________


                              MAYER, BROWN & PLATT
                           162 Queen Victoria Street
                                London EC4V 4DB

     THIS DEED OF CHARGE AND MEMORANDUM OF DEPOSIT is made the ____ day of ______________, 1996.

     BETWEEN:

     (1) TORONTO DOMINION (TEXAS), INC. (in its capacity as administrative agent for the Lenders, as defined below, the "Administrative Agent", which expression shall be deemed to include its successors and assigns and any person, firm or company with which it may amalgamate or merge from time to time); and

     (2) HOLLINGER INTERNATIONAL PUBLISHING INC., a Delaware corporation (the "Depositor").

     WHEREAS:

     (A) Pursuant to the Amended and Restated Credit Agreement dated as of May __, 1996 (as amended or otherwise modified from time to time, the "Credit Agreement") among the Depositor, various financial institutions (collectively the "Lenders" and individually each a "Lender"), The Toronto-Dominion Bank, as issuing bank, and the Administrative Agent, the Lenders have agreed to make a U.S.$125,000,000 revolving facility available to the Depositor.

     (B) The obligations of the Depositor under the Credit Agreement are to be secured pursuant to this Deed of Charge and Memorandum of Deposit (as the same may from time to time be amended, varied, supplemented, novated or modified, this "Charge and Memorandum").

     (C) It is a condition precedent to the making of certain loans under the Credit Agreement that the Depositor execute and deliver this Charge and Memorandum.

     (D) For and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Depositor under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth in this Charge and Memorandum.

     NOW IT IS HEREBY DECLARED:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Default means the occurrence of any Event of Default (as defined in the Credit Agreement).

     DTH means DT Holdings Limited, a limited liability company incorporated under the laws of England and Wales.

     Issuers means Telegraph and DTH, and either, individually, is an Issuer.

     Liabilities means all obligations (monetary or otherwise) of the Depositor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, this Charge and Memorandum, any other Loan Document or any other document or instrument executed in connection therewith (including any Hedging Agreement (as defined in the Credit Agreement) entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate thereof).

     Loan Document has the meaning assigned to such term in the Credit
Agreement.

     Securities has the meaning assigned to such term in Section 2 hereof.

     Telegraph means The Telegraph plc, a public limited company incorporated under the laws of England and Wales.

     2. Security for Indebtedness. The Depositor by way of continuing security for the payment and satisfaction when due of the Liabilities hereby charges by way of first fixed equitable charge and assigns by way of security to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, all of its right, title and interest in and to the following:

     A. All of the shares described in Schedule I hereto listed under the Depositor's name, all of the certificates and/or instruments representing such shares and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     B. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     C.  All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Securities".

     3. Continuing Security. The security is to be a continuing security, notwithstanding any intermediate payment or settlement of accounts or any other matter whatsoever, for the payment and satisfaction of the Liabilities, as and when the same shall fall due, and is to be in addition to, and without prejudice to, any other security which the Administrative Agent or the Lenders may now or hereafter hold in respect of the Liabilities. The Administrative Agent may at any time and without reference to the Depositor give up, release, deal with, vary, exchange or abstain from perfecting or enforcing any other such security at any time and discharge any party to any other such security, and realise the same, without in any way affecting or prejudicing the security evidenced by this Charge and Memorandum.

     4. Undertaking to Deposit. The Depositor hereby undertakes to deposit with the Administrative Agent, to the intent that the same shall be subject in all respects to the provisions of this Charge and Memorandum: (i) all certificates, documents of title and other documentary evidence of all rights, bonuses, new shares, stock, rights to take up securities or other securities of whatever nature (including without limitation any security resulting from any conversion, consolidation or subdivision of the Securities or rights arising from a reduction of capital, liquidation or scheme of arrangement) which at any time during the continuance of this Charge and Memorandum may be issued in respect of any of, or attributable to, the Securities; and (ii) transfers of the Securities, in form and substance satisfactory to the Administrative Agent, duly executed in blank by the Depositor or its nominee and completed in favour of the Administrative Agent or otherwise as the Administrative Agent may direct; and prior to the delivery thereof to the Administrative Agent, such Securities and other documents shall be held by the Depositor separate and apart from its other property and in express trust for the Administrative Agent.

     The Depositor hereby further undertakes to procure that, within 7 days of Telegraph being re-registered as a private limited company, Telegraph deliver to the Depositor replacement certificates in respect of the Securities and the Depositor shall immediately deposit such replacement certificates, together with the relevant transfers duly executed and completed as required above, with the Administrative Agent to the extent that the same shall be subject in all respects to the provisions of this Charge and Memorandum.

     5. Warranties; Further Assurances. The Depositor warrants to the Administrative Agent and each Lender that: (a) it charges and assigns the Securities with full title guarantee (and that any future delivery, charge and assignment or transfer thereof will also be with full title guarantee) and further that, in each case, the Securities are free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession of the Securities by the Administrative Agent this Charge and the Memorandum and the actions contemplated hereby are effective to create a valid first fixed equitable charge and, as the case may be, assignment by way of security in, to or over the Securities in favour of the Administrative Agent for the benefit of the Lenders;
(c) all shares referred to in Schedule I hereto are duly authorised, validly issued, fully paid and non-assessable and registered in the name of the Depositor; (d) as to the Issuers the Securities represent on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares issued and outstanding of the respective Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, the Depositor (i) shall not (except as otherwise permitted pursuant to the Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, charge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the Securities or (y) otherwise diminish or impair any of its rights in, to or under any of the Securities; (ii) shall continue to own and keep charged hereunder not less than the applicable percent (as shown in Schedule I hereto) of the total shares issued and outstanding of the respective Issuer;
(iii) shall execute such documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Securities (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; and (iv) will furnish the Administrative Agent or any Lender such information concerning the Securities as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Depositor which pertain to the Securities as set forth in Section 10.2 of the Credit Agreement, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     6. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Depositor, take all or any of the following actions: (a) transfer all or any part of the Securities into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Securities are subject to the security interests hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Securities, (c) notify the parties obligated on any of the Securities to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any cheques, drafts or other writings in the name of the Depositor to allow collection of the Securities, (e) enforce collection of any of the Securities by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Securities.

     7. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 6 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. The Depositor shall be entitled to exercise any and all voting or consensual rights and powers and share purchase or subscription rights (but any such exercise by the Depositor of share purchase or subscription rights may be made only from funds of the Depositor not comprising part of the Securities) relating or pertaining to the Securities constituting shares or any part thereof for any purpose; provided, however, that the Depositor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of such Securities or any part thereof.

     B. The Depositor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Securities constituting shares which are paid in cash by the Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Securities or any part thereof made in shares or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Securities or any part thereof or received in exchange for such Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise or as a result of any exercise of any share purchase or subscription right, shall be and become part of the Securities hereunder and, if received by the Depositor, shall, pursuant to and in accordance with the provisions of
Section 4, be forthwith delivered to the Administrative Agent together with appropriate transfers duly executed in blank to be held for the purposes of this Charge and Memorandum.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to the Depositor, all such proxies, powers of attorney, dividend orders and other instruments as the Depositor may request for the purpose of enabling the Depositor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Depositor is entitled to exercise pursuant to Section 7(a)(A) hereof and all rights of the Depositor to receive and retain dividends pursuant to
Section 7(a)(B) hereof shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Securities hereunder and applied in accordance with the provisions hereof.

     8. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it and, without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Securities, free of all rights and claims of the Depositor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Securities at any such public sale; (b) shall have the right, for and in the name, place and stead of the Depositor, to execute endorsements, assignments, share transfer forms and other instruments of conveyance or transfer with respect to all or any of the Securities. The Depositor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. Any proceeds of any of the Securities may be applied by the Administrative Agent to the payment of expenses in connection with the Securities, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Depositor or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of the Securities as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Securities) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Depositor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to the Depositor for any discount allowed by reason of the fact that such Securities are sold in compliance with any such limitation or restriction.

     9. Power of Attorney. In addition, and without limiting the powers of the Administrative Agent set forth in Section 8, the Depositor hereby irrevocably and by way of security appoints the Administrative Agent and any person nominated in writing under the hand of any officer of the Administrative Agent severally to be its attorney for it and in its name and on its behalf and as its act and deed to prepare, complete, execute, seal, deliver, lodge and file and otherwise perfect and do any deed, assurance, agreement, instrument, transfer, memorandum, form, act or thing and institute and conduct any proceedings which the Depositor is required to execute and do under this Charge and Memorandum or, following the occurrence of a Default, which the Administrative Agent may deem necessary or prudent in order to effect or complete any sale made by the Administrative Agent of any or all of the Securities or in order to protect, preserve or realise any or all of the Securities or in order to enforce or prosecute any rights which the Depositor or the Administrative Agent may enjoy in respect of or under any or all of the Securities including the giving of receipts for all payments made under or in respect of all or any of the Securities and executing and doing all or any of the documents, acts and things referred to in Section 8 hereof. The Depositor will on request by the Administrative Agent execute all such transfers, powers of attorney and other documents as the Administrative Agent may require (i) for the purposes of perfecting or preserving the rights and interests of the Administrative Agent on behalf of the Lenders under or pursuant to this Charge and Memorandum or in respect of all or any of the Securities or (ii) following the occurrence of a Default to vest all or any of the Securities in the Administrative Agent or its nominees or a purchaser or transferee.

     10. Law of Property Act, 1925. Sections 93 (restricting the rights of consolidation) and 103 (restricting the right of sale) of the Law of Property Act, 1925 shall not apply to the security evidenced by this Charge and Memorandum.

     11. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Securities if it takes such action for that purpose as the Depositor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Securities against prior parties, or to do any act with respect to preservation of the Securities not so requested by the Depositor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of the Securities.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Charge and Memorandum shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and the Depositor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Depositor and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement shall be binding upon the Depositor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Depositor and the Administrative Agent and the successors and assigns of the Administrative Agent.

     12. Taxes. All payments to be made by the Depositor to any person hereunder shall be made free and clear of, and without deduction for or on account of, tax unless the Depositor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by the Depositor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

     13. Judgment Currency. The obligations of the Depositor, in respect of any sum due to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum was originally denominated (the "Original Currency"), be discharged only to the extent that following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, the Depositor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, the Administrative Agent or such Lender agrees to remit such excess to the Depositor.

     14.  Governing Law and Jurisdiction.

     A. This Charge and Memorandum shall be governed by and construed in accordance with English law.

     B. All parties irrevocably agree for the exclusive benefit of the Administrative Agent that the High Court of Justice in England is to have jurisdiction to settle any disputes which may arise out of or in connection with this Charge and Memorandum and that accordingly any suit, action or proceeding arising out of or in connection with this Charge and Memorandum (in this Section 14 referred to as "Proceedings") may be brought in such court.

     C. Nothing in this Section 14 shall limit the right of the Administrative Agent to take Proceedings against the Depositor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

     D. The Depositor irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Section 14 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English court or in any other court of competent jurisdiction shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

     E. The Depositor hereby irrevocably agrees that any writ, judgment or other notice of process shall be sufficiently and effectively served on it (i) in connection with proceedings in England, if addressed to the Depositor and delivered to Norose Notices Limited of Kempson House, P.O. Box 570, Camomile Street, London EC3A 7AN (ii) to the extent permitted by applicable law, if a copy thereof is mailed by registered or certified airmail, postage prepaid, to the address for the time being for the service of notices on it under Clause
14.3 of the Credit Agreement or (iii) if served in any other manner permitted by applicable law.

     F. The Depositor hereby consents generally in respect of any Proceedings arising out of or in connection with this Charge and Memorandum to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution against any property or assets or whatsoever of any order or judgment which may be made or given in such Proceedings.

     IN WITNESS WHEREOF the parties hereto have caused this Charge and Memorandum to be duly executed and delivered as a deed on the day and year first before written.

                                   SCHEDULE I

                  TO DEED OF CHARGE AND MEMORANDUM OF DEPOSIT

                                     SHARES


HOLLINGER INTERNATIONAL PUBLISHING INC.

================================================================================
     ISSUER             Cert #       No. of Shares       %     Total Outstanding
- --------------------------------------------------------------------------------
The Telegraph plc
- --------------------------------------------------------------------------------
DT Holdings Limited
================================================================================

SIGNED as a Deed                    )
by [                   ] and        )
[                   ] and           )
thereby executed by                 )
HOLLINGER INTERNATIONAL             )
PUBLISHING INC.                     )
as its Deed                         )
                                               Authorised Signatory
                                               Title:



                                               Authorised Signatory
                                               Title:




SIGNED as a Deed                    )
by [                   ] and        )
[                   ] and           )
thereby executed by                 )
TORONTO DOMINION (TEXAS), INC.      )
as its Deed                         )
                                               Authorised Signatory
                                               Title:



                                               Authorised Signatory
                                               Title:

                                  EXHIBIT E-3

                                    FORM OF
                              AMENDED AND RESTATED
                            COMPANY PLEDGE AGREEMENT

     THIS AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT (this "Agreement") dated as of May 30, 1996, is among HOLLINGER INTERNATIONAL PUBLISHING INC., a Delaware corporation (the "Company"), the subsidiaries of the Company listed on the signature page hereof and such other persons or entities which from time to time become parties hereto as pledgors (collectively, including the Company, the "Pledgors" and individually each a "Pledgor") and TORONTO DOMINION (TEXAS), INC. in its capacity as administrative agent for the Lenders referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company, The Toronto-Dominion Bank, as issuing bank (in such capacity, the "Issuing Bank"), The First National Bank of Chicago, as documentation agent, and the Administrative Agent entered into that certain Credit Agreement, dated as of February 7, 1996, as amended or modified and in effect on the Amendment Effective Date (the "Existing Credit Agreement") whereunder certain financial institutions agreed to make revolving loans and to issue letters of credit in the maximum amount or $100,000,000 (such revolving loans and letters of credit outstanding on the Amendment Effective Date, collectively the "Existing Credit Extensions"); and

     WHEREAS, each of the other Pledgors executed and delivered a guaranty (the "Guaranty") of the obligations of the Company under the Existing Credit Agreement; and

     WHEREAS, in connection with the Guaranty, the Company and certain Pledgors executed that certain Company Pledge Agreement dated as of February 7, 1996 among the Company, certain Subsidiaries of the Company parties thereto and the Administrative Agent (the "Original Company Pledge Agreement"); and

     WHEREAS, it is in its best interest of the Company to realign the assets of its United States Newspaper Group (the "Realignment"); and

     WHEREAS, in connection with the Realignment, the Company, The Sun-Times Company ("Sun-Times"), and American Publishing Company ("APC") entered into that certain Contribution Agreement, dated as of April 1, 1996 (the "Contribution Agreement"), whereby the Company contributed certain assets to Sun-Times and APC subject to the Original Company Pledge Agreement; and

     WHEREAS, the Company desires to refinance the Existing Credit Extensions and obtain a revolving loan commitment (to include availability for revolving loans and the issuance of letters of credit) pursuant to which borrowings of revolving loans in the maximum aggregate principal amount not to exceed $125,000,000 would be made to the Company; and

     WHEREAS, the Company has requested various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender") to amend and restate the Existing Credit Agreement on the terms and conditions set forth in the Amended and Restated Credit Agreement, dated as of an even date herewith, among the Company, the Lenders, the Issuing Bank, and the Administrative Agent (together with all amendments and other modifications, if any, from time to time made thereto, the "Amended and Restated Credit Agreement") to set forth, among other things, the terms and conditions under which the Lenders thereafter will make credit extensions to the Company; it being the intention of the Company, the Lenders, and the Administrative Agent that the Amended and Restated Credit Agreement and the Loan Documents executed in connection therewith shall not effect the novation of the obligations of the Company under the Existing Credit Agreement but be merely a restatement and, where applicable, an amendment of and substitution for the terms governing such obligations thereafter; and

     WHEREAS, as a condition precedent to the Amendment Effective Date of the Amended and Restated Credit Agreement, the Pledgors is required to execute and deliver this Agreement; and

     WHEREAS, the parties desire to amend and restate the Original Company Pledge Agreement to set forth the new ownership of the Collateral (as defined below) as a result of the Realignment and Contribution Agreement; it being the intention of the Company, the Pledgors, the Lenders and the Administrative Agent that this Agreement and the Loan Documents executed in connection herewith shall not effect a novation of the obligations of the Company and the Pledgors under the Original Company Pledge Agreement but merely a restatement and, where applicable, an amendment of the terms governing such obligations hereafter;

     WHEREAS, the Pledgors have duly authorized the execution, delivery and performance of this Agreement; and

     WHEREAS, it is in the best interests of the Pledgors to execute this Agreement inasmuch as the Pledgors will derive substantial direct and indirect benefits from the Loans made from time to time to the Company and the Letters of Credit issued from time to time for the account of the Company pursuant to the Amended and Restated Credit Agreement;

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the

Amended and Restated Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Collateral - see Section 2 hereof.

     Default means the occurrence of any Event of Default (as defined in the Amended and Restated Credit Agreement).

     Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

     Liabilities means all obligations (monetary or otherwise) of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Amended and Restated Credit Agreement, the Notes, this Agreement, the Letters of Credit, the Letter of Credit Applications, any other Loan Document or any other document or instrument executed in connection therewith (including any Hedging Agreement (as defined in the Amended and Restated Credit Agreement) entered into with any Person who at the time such Hedging Agreement is a Lender or an affiliate thereof).

     Loan Document has the meaning assigned to such term in the Amended and Restated Credit Agreement.

     Maker means the maker of any of the Subsidiary Notes or other chattel paper representing any or all of the Collateral.

     Subsidiary has the meaning assigned to such term in the Amended and Restated Credit Agreement.

     Subsidiary Notes has the meaning assigned to such term in the Amended and Restated Credit Agreement.

     Subsidiary Security Agreements has the meaning assigned to such term in the Amended and Restated Credit Agreement.

     Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended and Restated Credit Agreement.

     2. Pledge. As security for the payment of all Liabilities, each Pledgor hereby pledges to the Administrative Agent for the benefit of the Lenders and the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lenders and the Administrative Agent a continuing security interest in, all of the following:

     A. All of the shares of stock and other securities described in Schedule I hereto listed under such Pledgor's name, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

     B. All additional shares of stock of any of the Issuers listed in Schedule I and all additional shares of stock of any other Restricted Subsidiary of any Pledgor hereto at any time and from time to time acquired by any Pledgor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     C. All of the Subsidiary Notes, Subsidiary Security Agreements, instruments and chattel paper described in Schedule II hereto listed under such Pledgor's name, all substitutes therefor or additions thereto, and any interest, products, proceeds or other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Subsidiary Notes, Subsidiary Security Agreements, instruments and chattel paper;

     D. All additional Subsidiary Notes, Subsidiary Security Agreements, instruments and chattel paper of any of the Makers listed in Schedule II or any other Subsidiary of any Pledgor hereto at any time and from time to time acquired by any Pledgor in any manner, all substitutes therefor or additions thereto, and any interest, products, proceeds or other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Subsidiary Notes, Subsidiary Security Agreements, instruments and chattel paper;

     E. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     F.  All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

     Each Pledgor agrees to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of such Pledgor; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by each Pledgor separate and apart from its other property and in express trust for the Administrative Agent.

     3. Warranties; Further Assurances. Each Pledgor warrants to the Administrative Agent and each Lender that: (a) such Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession by the Administrative Agent, the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Administrative Agent; (c) all shares of stock referred to in
Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; (e) the information contained in Schedule I hereto is true and accurate in all respects; and (f) the information contained in Schedule II hereto is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, each Pledgor (i) shall not (except as otherwise permitted pursuant to the Amended and Restated Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or (y) sell, assign, exchange, pledge or otherwise transfer, encumber, release, or grant any right to purchase the Subsidiary Notes or Subsidiary Security Agreements of any Maker which is pledged hereunder, or (z) otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) as to each Issuer whose name appears on Schedule I hereto, except as permitted under Section 10.26(b) of the Amended and Restated Credit Agreement shall continue to own and keep pledged hereunder not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; (iii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iv) will execute and deliver to the Administrative Agent such stock powers, endorsements and similar documents relating to the Collateral, satisfactory in form and substance to the Administrative Agent, as the Administrative Agent may reasonably request; and
(v) will furnish the Administrative Agent or any Lender such information concerning the Collateral as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Pledgor which pertain to the Collateral as set forth in
Section 10.2 of the Amended and Restated Credit Agreement, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     4. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to any Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of any Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     5. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. Each Pledgor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by a Pledgor of stock purchase or subscription rights may be made only from funds of such Pledgor not comprising part of the Collateral) relating or pertaining to the Collateral constituting stock or any part thereof for any purpose; provided, however, that each Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of such Collateral or any part thereof.

     B. The Pledgors shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral constituting stock which are paid in cash by any Issuer if such dividends are permitted by the Amended and Restated Credit Agreement, but all dividends and distributions in respect of such Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Collateral or any part thereof or received in exchange for such Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Pledgor, shall be forthwith delivered to the Administrative Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to each Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

     D. Each Pledgor shall be entitled to (a) collect all regular payments made or proceeds received with respect to Collateral constituting the Subsidiary Notes and (b) enforce and prosecute all rights and remedies available under any of the Subsidiary Notes or Subsidiary Security Agreements.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Pledgors are entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of the Pledgors to receive and retain dividends pursuant to
Section 5(a)(B) hereof, and all rights of the Pledgors to receive payments pursuant to Section 5(a)(D) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     6. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in New York or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative

Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgors therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale; (b) shall have the right, for and in the name, place and stead of the Pledgors, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral; and (c) may, with respect to the Collateral consisting of Subsidiary Notes, declare the underlying loans immediately due, payable and collectible without notice to any Pledgor, regardless of maturity, and in that event the underlying loans and obligations shall become immediately due, payable, and collectible; and thereupon the Administrative Agent may then or at any time thereafter, in addition to the remedies of the Administrative Agent and Lenders set forth in the Amended and Restated Credit Agreement, collect from any Pledgor any payments or collections theretofore received by such Pledgor pursuant to
Section 5(a)(D) hereof, or sell assign, transfer and deliver the whole of the Collateral consisting of Subsidiary Notes, or any part thereof, or additions thereto, or substitutions therefor, in such order as the Administrative Agent may elect, at public or private sale, at such price or prices, and upon such terms and conditions as the Administrative Agent in its sole and absolute discretion may determine, without demand, advertisement, or notice of any kind. Each Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed by certified or registered mail at least twenty (20) days before such disposition, postage prepaid, addressed to the Company, either at the address of the Company shown below, or at any other address of the Company appearing on the records of the Administrative Agent. Any proceeds of any of the Collateral may be applied by the Administrative Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Pledgor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Pledgor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as any Pledgor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by any Pledgor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and each Pledgor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Pledgors and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Agreement shall be construed in accordance with and governed by the laws of the State of New York without reference to conflicts of law principles. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon each Pledgor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Pledgor and the Administrative Agent and the successors and assigns of the Administrative Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PERSON SPECIFIED IN, OR PURSUANT TO, THE AMENDED AND RESTATED CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     EACH OF EACH PLEDGOR, THE ADMINISTRATIVE AGENT AND, BY ACCEPTING THE BENEFITS HEREOF, EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR

AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                HOLLINGER INTERNATIONAL PUBLISHING INC.


                                By: _______________________________________
                                Name:
                                Title:

                                Address:    107-115 South Emma, Box 1000
                                            West Frankfort, Illinois 62896

                                Facsimile No.:  (618) 932-6155

                                Attention:  J. David Dodd


                                With a copy to:


                                Address:    401 North Wabash Avenue
                                            Chicago, Illinois 60611

                                Facsimile No.:  (312) 321-0629

                                Attention:  Kenneth L. Serota

                                   APAC-90 INC.
                                   APC 1993, INC.
                                   THE SUN-TIMES COMPANY
                                   AMERICAN PUBLISHING COMPANY
                                   AMERICAN PUBLISHING HOLDINGS INC.
                                   APAC-95 INC.


                                   By: ____________________________________
                                   Name:
                                   Title:

                                   Address:    107-115 South Emma, Box 1000
                                               West Frankfort, Illinois 62896

                                   Facsimile No.:  (618) 932-6155

                                   Attention:  J. David Dodd


                                   With a copy to:


                                   Address:    401 North Wabash Avenue
                                               Chicago, Illinois 60611

                                   Facsimile No.:  (312) 321-0629

                                   Attention:  Kenneth L. Serota

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as Administrative Agent
Address:

909 Fannin Suite 1700                   By: ___________________________________
Houston, Texas  77010                       Name:  Sophia D. Sgarbi
                                            Title: Vice President

                                   SCHEDULE I
                TO AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT

                                     STOCK


PART A:


HOLLINGER INTERNATIONAL PUBLISHING INC.
=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
American Publishing Services, Inc.                  2                      100                   100%                  100
- ---------------------------------------------------------------------------------------------------------------------------------
Valley Cable TV, Inc.                               2                      100                   100%                  100
- ---------------------------------------------------------------------------------------------------------------------------------
American Publishing Company                         2                      100                   100%                  100
- ---------------------------------------------------------------------------------------------------------------------------------
The Sun-Times Company                              A25                  34,999.66                100%               34,999.66
(Class A Common)
- ---------------------------------------------------------------------------------------------------------------------------------
The Sun-Times Company                               6C                   80,873                  100%                 80,873
(Class C Common)
- ---------------------------------------------------------------------------------------------------------------------------------
The Sun-Times Company                               W_                  277,877                  100%                277,877
(2 Warrants for Class C Common)                     W_
=================================================================================================================================

PART B:

AMERICAN PUBLISHING COMPANY
=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
American Publishing Holdings Inc.                  4                    100                      100%               100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Inc.                                       2                    100                      100%               100
=================================================================================================================================

AMERICAN PUBLISHING HOLDINGS INC.
=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------

APAC-90 Inc.                                       C-3                    100                     100%               100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-90 Inc.                                       P-4               15,000 8% Second             100%              15,000
                                                                     Series Preferred
- ---------------------------------------------------------------------------------------------------------------------------------
The Palestine Post Limited (Ordinary)                                      650                     65%              1,000
- ---------------------------------------------------------------------------------------------------------------------------------
Jerusalem Post Employees Holding (1983) Ltd.                               2.0                     50%                4
=================================================================================================================================

APAC-95 INC.
=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Indiana Holdings, Inc.                      3                   100                      100%               100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Kansas Holdings, Inc.                       3                   100                      100%               100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Kentucky Holdings, Inc.                     3                   100                      100%               100
- ---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Missouri Holdings, Inc.                     3                   100                      100%                     100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 New York Holdings, Inc.                     3                   100                      100%                     100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Ohio Holdings, Inc.                         3                   100                      100%                     100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Oklahoma Holdings, Inc.                     3                   100                      100%                     100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-95 Texas Holdings, Inc.                        3                   100                      100%                     100
- ---------------------------------------------------------------------------------------------------------------------------------
APMS-95 Inc.                                        3                   100                      100%                     100
- ---------------------------------------------------------------------------------------------------------------------------------
The Post Publishing Company                        12                    1                       100%                      1
=================================================================================================================================

THE SUN-TIMES COMPANY
=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
Chicago Sun-Times Features, Inc.                    3                   1,000                    100%                 1,000
- ---------------------------------------------------------------------------------------------------------------------------------
Pioneer Newspapers, Inc.                            3                   1,000                    100%                 1,000
- ---------------------------------------------------------------------------------------------------------------------------------
Star Publications, Inc.
(f/k/a Williams Press, Inc.)                       82                   4,322                    100%                 4,332
- ---------------------------------------------------------------------------------------------------------------------------------
Sun-Times Distribution Systems, Inc.                3                   8,000                     80%                10,000
- ---------------------------------------------------------------------------------------------------------------------------------
APC 1993, Inc.                                      3                     100                    100%                 100
- ---------------------------------------------------------------------------------------------------------------------------------
Daily Southtown Inc.                                2                     100                    100%                 100
- ---------------------------------------------------------------------------------------------------------------------------------
Chicago Sun-Times, Inc.                            1A                   1,000                    100%                1,000
=================================================================================================================================

APAC-90 INC.
=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
American Publishing Company of Kentucky              1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
American Publishing Company of Nebraska              1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
American Publishing Company of Tennessee             1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC Illinois Holdings, Inc.                         1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-90 Texas Holdings, Inc.                         1                 1,000                      100%              1,000
- ---------------------------------------------------------------------------------------------------------------------------------
Kirksville Publishing Company                        1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
American Publishing Company
of North Carolina
(f/k/a Tarboro Printing Company)                    53                   540                      100%                540
- ---------------------------------------------------------------------------------------------------------------------------------
Meridian Star, Inc.                                 76                   181                      100%                181
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-90 Arkansas Holdings, Inc.                      1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
The Statesman-Examiner, Inc.                        29                   175                      100%                175
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-90 California Holdings, Inc.                    1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-90 Indiana Holdings, Inc.                       1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-90 Kansas Holdings, Inc.                        1                   100                      100%                100
- ---------------------------------------------------------------------------------------------------------------------------------
APMS-90, Inc.                                        1                   100                      100%                100
=================================================================================================================================

=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
Southern Siskiyou Newspapers, Inc.                  6                   1,800                     100%               1,800
- ---------------------------------------------------------------------------------------------------------------------------------
APC Pennsylvania Holdings, Inc.                     1                     100                     100%                 100
- ---------------------------------------------------------------------------------------------------------------------------------
APAC-90 North Dakota Holdings, Inc.                 1                     100                     100%                 100
=================================================================================================================================


APC 1993, INC.
=================================================================================================================================
ISSUER                                            Cert #              No. of Shares               %             Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
APMS-93 Inc.                                        2                     100                    100                  100
=================================================================================================================================

                                  SCHEDULE II
                TO AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT

              SUBSIDIARY NOTES AND SUBSIDIARY SECURITY AGREEMENTS


PART A:

HOLLINGER INTERNATIONAL PUBLISHING INC.
==================================================================================================================================
                  Maker                                               Amount                                      Date Issued
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95, Inc.                                                       $85,000,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------

The Sun-Times Company                                               $51,600,000                                  March 31, 1994
- ----------------------------------------------------------------------------------------------------------------------------------
American Publishing Holdings Inc.                                    44,978,242                                December 31, 1995
                                                                 New Israeli Shekels
==================================================================================================================================



PART B:

APAC-95 INC.
==================================================================================================================================
                  Maker                                               Amount                                      Date Issued
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 Indiana Holdings,  Inc.                                     $ 6,000,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 Kansas Holdings, Inc.                                       $ 6,000,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 Kentucky Holdings, Inc.                                     $10,500,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 Missouri Holdings, Inc.                                     $10,000,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 New York Holdings, Inc.                                     $22,000,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 Ohio Holdings, Inc.                                         $ 7,000,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 Oklahoma Holdings, Inc.                                     $ 6,000,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-95 Texas Holdings, Inc.                                        $17,500,000                                September 28, 1995
- ----------------------------------------------------------------------------------------------------------------------------------
The Post Publishing Company                                         $ 2,072,357                                  October 5, 1995
==================================================================================================================================

AMERICAN PUBLISHING HOLDINGS INC.
==================================================================================================================================
                  Maker                                               Amount                                      Date Issued
- ----------------------------------------------------------------------------------------------------------------------------------
The Palestine Post Limited Capital Note                            44,978,242                                   December 31, 1995
                                                               New Israeli Shekels
==================================================================================================================================


APAC-90 INC.
==================================================================================================================================
                  Maker                                               Amount                                      Date Issued
- ----------------------------------------------------------------------------------------------------------------------------------
American Publishing Company of Kentucky                             $ 4,836,975                                 November 23, 1990
- ----------------------------------------------------------------------------------------------------------------------------------
American Publishing Company of Nebraska                             $ 5,330,000                                    June 10, 1990
- ----------------------------------------------------------------------------------------------------------------------------------
American Publishing Company of North Carolina
(formerly known as Tarboro Printing Company)                        $ 3,140,600                                   August 5, 1991
- ----------------------------------------------------------------------------------------------------------------------------------
American Publishing Company of Tennessee                            $   124,845                                 November 23, 1990
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-90 Arkansas Holdings, Inc.                                     $ 2,255,000                                 December 9, 1991
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-90 California Holdings, Inc.                                   $ 1,425,980                                    May 19, 1993
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-90 Indiana Holdings, Inc.                                      $ 1,375,960                                    May 19, 1993
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-90 Kansas Holdings, Inc.                                       $ 1,777,520                                    May 19, 1993
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-90 North Dakota Holdings, Inc.                                 $   664,200                                   October 9, 1993
- ----------------------------------------------------------------------------------------------------------------------------------
APAC-90 Texas Holdings, Inc.                                        $22,140,000                                 December 17, 1990
- ----------------------------------------------------------------------------------------------------------------------------------
APAC Illinois Holdings, Inc.                                        $ 3,970,440                                  October 22, 1990
- ----------------------------------------------------------------------------------------------------------------------------------
Kirksville Publishing Company                                       $ 4,595,280                                   August 8, 1990
- ----------------------------------------------------------------------------------------------------------------------------------
Meridian Star, Inc.                                                 $16,031,000                                    June 10, 1990
- ----------------------------------------------------------------------------------------------------------------------------------
Southern Siskiyou Newspapers, Inc.                                  $   471,500                                 November 2, 1993
- ----------------------------------------------------------------------------------------------------------------------------------
The Statesman-Examiner, Inc.                                        $   926,427                                  January 1, 1993
- ----------------------------------------------------------------------------------------------------------------------------------
APC Pennsylvania Holdings, Inc.                                     $   779,000                                  January 1, 1994
==================================================================================================================================

                               EXHIBIT G

                                FORM OF
                          ASSIGNMENT AGREEMENT


     Reference is made to Section 14.9.1 of the Amended and Restated Credit Agreement dated as of May 30, 1996, (as amended or otherwise modified, the "Credit Agreement"), among Hollinger International Publishing Inc., various financial institutions, The Toronto-Dominion Bank, as issuing bank, and Toronto Dominion (Texas), Inc., as administrative agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     _____________________ ("Assignor") and ________________ ("Assignee") hereby agree as follows:

     The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to ______% of the Loans, the participation interest in the Letters of Credit and the Commitment, such purchase and assignment to be effective as of the effective date set forth herein. After giving effect to such assignment and delegation, the Assignor's and Assignee's Percentages for the purposes of the Credit Agreement will be as set forth opposite each such Person's name on the signature pages hereof.

     The effective date of this Agreement shall be the date when the consent of the Issuing Bank, the Administrative Agent and the Company to this Agreement has been received and the conditions set forth in clauses (x), (y) and (z) of the proviso to the first paragraph of Section 14.9.1 of the Credit Agreement shall be either met or waived. The Assignor hereby instructs the Administrative Agent to make all payments after the effective date hereof in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the effective date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

     The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the initial Loans and the issuance of the initial Letter(s) of Credit thereunder. The Assignee acknowledges and agrees that it
(i) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitments been granted, the Letters of Credit issued and its Loans been made directly by such Assignee to the Company without the intervention of any Agent, the Assignor or any other Lender and (ii) has made and will continue to make, independently and without reliance upon any Agent, the Assignor or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that no Agent makes any representations or warranties about the creditworthiness of the Company or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

     The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

     The Assignee represents and warrants to the Administrative Agent that, as of the date hereof, the Company will not be obligated to pay any greater amount under Section 7.6 or Section 8 of the Credit Agreement than the Company is obligated to pay to the Assignor under such Sections.

     Upon the effectiveness of this Agreement:

     (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Lender" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

     (b) the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.


     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay the Administrative Agent the processing fee referred to in Section
14.9.1 of the Credit Agreement.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments:

     (A)     Address for Notices:

             Institution Name:

             Address:

             Attention:

             Telephone:

             Facsimile:

     (B)     Payment Instructions:


     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ___________________, 199_.


Percentage = _______                    [Insert Name of Assignee]

                                        By:  _____________________
                                        Name:
                                        Title:


Adjusted Percentage = _______           [Insert Name of Assignor]


                                        By:  ____________________
                                        Name:
                                        Title:

ACCEPTED AND CONSENTED TO
this ____ day of _________, 199_.


TORONTO DOMINION (TEXAS), INC.,
as Administrative Agent


By:__________________________________
   Name:_____________________________
   Title:____________________________


CONSENTED TO
this ____ day of ________, 199_.


HOLLINGER INTERNATIONAL PUBLISHING INC.


By:__________________________________
   Name:_____________________________
   Title:____________________________


CONSENTED TO
this __ day of ______, 199_.


THE TORONTO-DOMINION BANK,
  as Issuing Bank


By:__________________________________
   Name:_____________________________
   Title:____________________________

                                   EXHIBIT H


                              [NAME OF SUBSIDIARY]

                         NONNEGOTIABLE PROMISSORY NOTE


$____________                                           ________, __________
                                                        ______________, 19__


     FOR VALUE RECEIVED, the undersigned ___________________ _________, a ___________ corporation (herein called the "Company"), hereby promises to pay to
____________, a Delaware corporation ("________") or to the holder from time to time of this Promissory Note, the principal sum of ______________________________________ Dollars ($_________), or such lesser amounts as may be advanced to or for the benefit of the Company by _______ hereunder, all in lawful money of the United States, on ____________, 20__, together with interest from the date hereof on the unpaid balance of said principal balance hereof from time to time at a variable rate per annum (based on a year of 365 or 366 days, as the case may be) equal to two percent (2.0%) above the Prime Rate. The interest rate shall change automatically from time to time during the term of this note, effective as of the effective date of each change in the Prime Rate. As used herein, the term "Prime Rate" shall mean the prime interest rate per annum announced from time to time by Mellon Bank, N.A. at its principal office in Pittsburgh, Pennsylvania, as its Prime Rate.

     Interest shall be payable monthly in arrears on the last day of each month in each year during the term hereof, commencing as of the date hereof, until payment in full.

     Payment of both principal and interest shall be made c/o [NAME OF MANAGEMENT COMPANY], in West Frankfort, Illinois (or such other place as may be hereafter designated by _______ in writing and delivered to the Company) in lawful money of the United States of America in immediately available funds. If any payment of principal or interest on this Promissory Note shall become due on a Saturday, Sunday, or bank holiday under the laws of the place where payment is received, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     The Company shall have the right at any time to prepay, without premium or penalty, all or any part of the unpaid principal balance of this Promissory Note, provided that at the time of any such prepayment, the Company shall also pay all accrued interest on the amount of such principal sum so prepaid.

     If any of the following events ("Events of Default") shall occur:

     (a) default by the Company in the payment of any installment of principal or interest on this Promissory Note when the same becomes due and payable, which default continues unremedied for a period of five (5) days after notice by APAC-95 or the holder of this Promissory Note requesting that such default be cured;

     (b) default by the Company in the performance of or compliance with any other term or covenant contained in this Promissory Note, which default continues unremedied for a period of thirty (30) days after notice by __________ or the holder of this Promissory Note requesting that such default be cured;

     (c) if the Company shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company; or

     (d) if there shall be filed against the Company any petition or application for relief under any bankruptcy or similar law which is not discharged within sixty (60) days after such petition;

then, and in any such event, APAC-95 or the holder of this Promissory Note may, at any time, at its option, by written notice to the Company, declare the entire amount of principal and interest remaining unpaid on this Promissory Note due and payable.

     In case any one or more Events of Default shall occur and be continuing, _______ or the holder of this Promissory Note may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any covenant contained in this Promissory Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law. No course of dealing and no delay on the part of _______ or the holder of this Promissory Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice rights of __________ or the holder of his Promissory Note. No right conferred hereby to _______ or he holder of this Promissory Note shall be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     The undersigned waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note. In any action on this Promissory Note, __________ or the holder of this Promissory Note need not produce or file the original of this Promissory Note, but need only produce or file a photocopy of this Promissory Note certified by _______ or such holder to be a true and correct copy of this Promissory Note.

     The holder hereof may endorse on the Schedule annexed hereto and made a part hereof the amount of any optional payments or prepayments on account of the principal hereof; provided that the failure to make any such endorsement shall not affect the obligations of the Company hereunder.

     This Promissory Note is nonnegotiable; it may, however, be assigned with the consent of the Company.

     This Promissory Note is secured by a Security Agreement dated as of the date hereof between the Company and __________.


ATTEST:                                  [NAME OF SUBSIDIARY]


By:  ___________________________         By:  ______________________________
     Kenneth L. Serota,                       J. David Dodd
     Secretary                                Executive Vice President and
                                                Chief Executive Officer

(Corporate Seal)

                                    SCHEDULE
                                       TO
                                PROMISSORY NOTE
                                       OF
                              [NAME OF SUBSIDIARY]


                                                      Amount of
           Date                                    Payment/Repayment
           ----                                    -----------------

                                   EXHIBIT I

                         [NAME OF OPERATING SUBSIDIARY]

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Agreement"), made as of the ____ day of ___________, 19__ between [NAME OF OPERATING SUBSIDIARY], a ___________ corporation (the "Company"), and [NAME OF HOLDING COMPANY PARENT], a Delaware corporation ("_________")

                                  WITNESSETH:

     WHEREAS, all of the issued and outstanding shares of the Company's common stock, par value $1.00 per share, are owned of record by _____________;

     WHEREAS, the Company issued a promissory note dated September 28, 1995 to _____ (the "Note") in original principal amount of $__________ to evidence indebtedness incurred or to be incurred by the Company as a result of loans or advances made or to be made to the Company by in connection with the acquisition of certain newspapers and related businesses, payment of consideration under certain noncompetition agreements and any additional advances which may be made by to the Company from time to time;

     NOW, THEREFORE, in consideration of the Debt (as hereinafter defined) and other good and valuable consideration, receipt of which is hereby acknowledged by the Company, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     Section 1. Definitions. In addition to other terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context clearly requires otherwise:

     (a) "Accounts Receivable" shall mean, with respect to the Company, any right of the Company to payment for goods sold or leased or services rendered.

     (b) "Collateral" shall mean, collectively, all the Company's present and future right, title and interest in and to the following property, whether now or hereafter existing or acquired and wherever located: (i) all General Intangibles and other similar property, (ii) all Accounts Receivable, (iii) all equipment (as defined in the UCC), (iv) all inventory (as defined in the UCC),
(v) all books and records of the Company with respect to the foregoing, (vi) all products and proceeds of any of the foregoing (including insurance policies and proceeds), and (vii) all guaranties, claims, rights, remedies and privileges relating to any of the foregoing.

     (c) "Debt" means, collectively, (i) all indebtedness and obligations, whether of principal, interest, fees, expenses or otherwise, of the Company to ________ now existing or hereafter incurred, including, without limitation, the obligations of the Company to ____________ evidenced by the Note, together with any and all amendments, extensions, renewals, refinancing or refundings thereof, in whole or in part, (ii) all costs and expenses, including without limitation reasonable attorney's fees incurred by _________ in the collection of any of the indebtedness referred to in clause (i) above, and (iii) any advances made by _______ for the maintenance, preservation, protection or enforcement of, or realization upon, any property or assets now or hereafter made subject to a mortgage, pledge, lien or security interest granted pursuant to the Note, or pursuant to any agreement, instrument or note relating to any of the foregoing, including without limitation advances for taxes, insurance, repairs and the like.

     (d) "General Intangibles" shall mean any personal property (including choses in action) other than goods and accounts, including without limitation the Company's subscription lists, advertisers lists, goodwill, trademarks, trade names and copyrights and all the Company's right, title and interest in and to the publications listed on Annex 1 attached hereto, as amended or modified from time to time (collectively, the "Publications").

     (e) "Lien" includes, without limitation, any security interest, pledge, bailment, lease, mortgage, conditional sale or title retention agreement, charge, claim, encumbrance or lien.

     (f) "Permitted Liens" shall mean Liens otherwise permitted by _________ as may be set forth in writing from time to time and delivered to the Company.

     (g) "Prior Security Interest" means an enforceable, perfected security interest under the UCC which is prior to all Liens, except Liens for taxes not yet due and payable to the extent given priority by statute.

     (h) "Proceeds" shall mean whatever is received when Collateral is sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including proceeds of insurance paid or payable on Collateral.

     (i) "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

     Section 2. Creation and Confirmation of Security Interest. As security for the full and timely payment and performance of the Debt, the Company hereby grants to and creates in favor of, a security interest under the UCC in and to the Collateral.

     Section 3. Provisions Applicable to the Collateral. The parties agree that the following provisions shall be applicable to the Collateral, and the Company covenants and agrees that during the term of this Agreement:

     (a) Books and Records. The Company will keep accurate and complete books and records concerning the Collateral. The Company will promptly furnish to, at such times and in such form and substance as may be requested, information and documents relating to the Collateral and to the Company's financial condition, business, assets or liabilities.

     (b) Inspection. ______ shall have the right, at any reasonable time and from time to time, to inspect the Collateral and to examine and make copies of any extracts from the books and records of the Company concerning the Collateral.

     (c) Maintenance of Collateral: Payment of Taxes, etc. The Company agrees that it will maintain the Collateral now or hereafter owned or acquired by it, and every part thereof, in good condition, reasonable wear and tear alone excepted, and will pay and discharge all taxes, levies and other impositions levied thereon (except such thereof as are being contested in good faith by appropriate proceedings diligently conducted) as well as the cost of repairs to or maintenance of the same. If the Company fails to do so, _______ may pay the cost of such repairs or maintenance and such taxes, levies or impositions for the account of the Company and add the amount thereof to the Debt.

     (d) Risk of Loss: Insurance. Risk of loss of, damage to or destruction of the Collateral is and shall remain upon the Company. If the Company tails to obtain and maintain policies of insurance on the Collateral as agreed by __________ or the Company fails to pay the premiums thereon when due, _______ may do so for the account of the Company and add the cost thereof to the Debt. The Company hereby assigns and sets over to ___________ all moneys which may become payable on account of all insurance covering Collateral, including without limitation any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay directly to any amount so due. __________, its officers, employees, and authorized agents, are hereby irrevocably appointed the attorneys-in-fact of the Company to endorse any draft or check that may be payable to the Company in order to collect the proceeds of such insurance or any return of unearned premiums. Any balance of insurance proceeds remaining in the possession of _________ after payment in full of the Debt shall be paid to the Company or its order as the Company shall instruct
____________.

     (e) Title and Liens. The Company represents, warrants and covenants that it has and will have good and marketable title to the Collateral from time to time owned or acquired by it, free and clear of all Liens except for Permitted Liens, and that it will defend such title against the claims and demands of all persons whomsoever, and that the security interest granted, created and confirmed by the Company in favor of _________ hereunder is, and shall remain, a Prior Security Interest.

     (f) Negative Pledge. The Company will not (i) sell, assign or otherwise transfer any Collateral or any portion thereof or interest therein or otherwise do or permit anything to be done that may impair the Collateral as security hereunder, (ii) borrow against the Collateral from any person, firm or corporation, (iii) grant, create or permit to attach or exist any Lien in any of the Collateral except for Permitted Liens and Liens in favor of _________, (iv) permit any levy or attachment to be made against any of the Collateral, or (v) permit any financing statement to be on file with respect to any of the Collateral except financing statements in favor of _______ or its respective successors or assignees.

     (g) Notification of _________. The Company will immediately notify _________ of (i) all losses of or damage to Collateral, (ii) any adverse change in the Company's financial condition or business affairs, (iii) any default, or any event or condition which with the passage of time might result in a default, under this Agreement and (iv) any Event of Default (as defined in the Note).

     (h) Delivery of Proceeds. Upon notice from _________, the Company shall deliver all proceeds of Collateral, cash and non-cash, to ____________ forthwith upon receipt in the original form in which received, with such endorsements or assignments by the Company as may be deemed necessary by ___________ to permit collection, and the Company hereby irrevocably authorizes and empowers ___________, its officers, employees and agents, to endorse the Company's name on all checks, drafts, money orders and other media of payment to delivered to __________ and such endorsements or assignments shall for all purposes be deemed to have been made by the Company prior to any endorsement or assignment thereof by ______. __________ may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

     (i) Continuing Company Action. The Company shall take all necessary action, at its own cost and expense, to observe and perform its agreements and covenants, and keep its representations and warranties true, correct and complete, under this Agreement. The Company's agreements, covenants, representations and warranties under this Agreement are continuing ones, shall at all times remain true, correct and complete and shall at all times be observed and performed and shall relate to each item of Collateral upon its coming into existence and at all times thereafter.

     Section 4. Preservation and Protection of Security Interest. The Company will faithfully preserve and protect 's security interest in the Collateral and will, at its own cost and expense, cause said security interest to be perfected and continued perfected, and for such purpose the Company will from time to time at the request of _________ execute and file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation security agreements, financing statements and continuation statements, and take such other action (including pledge, assignment and delivery of Collateral to ________), as __________ may deem necessary or advisable from time to time in order to perfect and continue perfected said security interest. The Company will do all such other acts and things and will execute and deliver all such other instruments and documents, including without limitation, further security agreements, pledges, endorsements, assignments, and notices, as ___________ may deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest in the Collateral. _________ and its officers, employees and authorized agents, or any of them, are hereby irrevocably appointed the attorneys-in-fact of the Company to do, at the Company's expense, all acts and things which ____________ may deem necessary or advisable to preserve, perfect and continue perfected _______'s security interest in the Collateral, including without limitation the signing of financing, continuation or other similar statements and notices on behalf of the Company.

     Section 5. ___________'s Rights with Respect to Collateral. Any provision contrary notwithstanding, __________ may at its option and at any time, whether or not an Event of Default (as defined in the Note) has occurred, do any or all of the following:

     (a) Take such action as _________ deems appropriate to maintain, repair, protect and insure the Collateral, to attach, perfect, continue, preserve and protect ______'s security interest in the Collateral, to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of the Company hereunder and to add all liabilities, obligations, costs and expenses incurred in connection with the foregoing to the Debt.

     (b) Inspect, audit and verify the Collateral, including reviewing all of the Company's books and records and copying and making excerpts therefrom.

     (c) Endorse in the name of the Company any instrument, howsoever received by _________, representing Collateral or Proceeds of any of the Collateral.

     Section 6. Events of Default and Remedies. If an Event of Default (as defined in the Note) shall have occurred or if the Company fails to perform any covenant or agreement with respect thereto, including without limitation those provided in this Agreement or in any other agreement now or hereafter existing providing collateral to secure repayment of the Debt, _________ shall have the right without demand or notice of any kind to declare all or any part of the Debt to be due and payable, and ___________ shall have and may exercise all the rights and remedies available to a secured party under the UCC in effect at the time, and such other rights and remedies as are set forth in the Note and as may be provided by law. In such event, the Company, at the request of _______, shall assemble the Collateral at such locations as _________ shall designate and may sell the same at public or private sale as provided in the UCC. The proceeds of any sale, collection or other disposition of the Collateral shall be applied by ___________ in payment of the Debt, including the costs and expenses of the sale or collection, including without limitation, reasonable attorneys' fees, and as otherwise required by law, and to particular obligations comprising the Debt and against principal and/or interest in such amounts as ___________ in its discretion may elect, and any surplus shall be paid to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction shall determine. Written notice of sale mailed to the Company at its address shown below at least five (5) days prior to such sale shall be deemed reasonable notice. The Company shall remain liable to __________ for and shall pay to _______ any deficiency which may remain after such sale or collection.

     Upon any sale of any of the Collateral, _________ may purchase all or any of the Collateral being sold, free from any equity or right of redemption. The Company waives and releases any right to require ____________ to collect any of the Debt from any other of the Collateral or from any other security or source under any theory or marshalling of assets, or otherwise, and specifically authorizes ____________ to apply any of the Collateral against any of the Debt in any manner that _______ may determine.

     Section 7. Care of Collateral. The Company assumes full responsibility for taking any and all steps to preserve rights with respect to the Collateral against prior parties. __________ shall be deemed to have exercised reasonable care in the custody and preservation of such of the Collateral as may be in ___________'s possession if _________ takes such action for that purpose as the Company shall request in writing, provided that such requested action shall not, in the judgment of __________, impair the security interest in such Collateral, and provided further that such written request is received by __________ in sufficient time to permit __________ to take the requested action.

     Section 8. Continuing Validity of Obligations. The agreements and obligations of the Company hereunder are continuing agreements and obligations, and are absolute and unconditional irrespective of the genuineness, validity or enforceability of the Note or any other instrument or instruments now or hereafter evidencing the Debt or any part thereof or any other agreement or agreements now or hereafter entered into by __________ and the Company pursuant to which the Debt or any part thereof is evidenced or secured or of any other circumstance which might otherwise constitute a legal or equitable discharge of such agreements and obligations; without limitation of the foregoing, such agreements and obligations shall continue in full force and effect as long as the Debt or any part thereof remains outstanding and unpaid and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (i) any renewal, refinancing or refunding of the Debt in whole or in part, (ii) any extension of the time of payment of the Note or other obligation, instrument or instruments now or hereafter evidencing the debt or any part thereof, (iii) any release or discharge of or accord and satisfaction with the Company, (iv) any compromise or settlement with respect to the Debt or any part thereof, or any forbearance or indulgence extended to the Company, (v) any amendment to or modification of the terms of the Note or other obligations, instrument or instruments now or hereafter evidencing the Debt or any part thereof or any other agreement or agreements now or hereafter entered into by which the Debt or any part thereof is issued or secured, (vi) any substitution, exchange or release of, or failure to preserve, perfect or protect, or other dealing in respect of, the Collateral or any other property or any security for the payment of the Debt or any part thereof, (vii) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors, appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestor (or other similar official) of the Company or for any substantial portion of its or their property, or similar proceeding commenced by or against the Company, (viii) any surrender or cancellation of the Note by _______, or
(ix) any other matter or thing whatsoever whereby the agreements and obligations of the Company hereunder, would or might otherwise be released or discharged.

     Section 9. Governing Law. This Agreement shall be deemed to be a contract under the laws of the State of ___________ and the execution and delivery hereof and the terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of _________, including without limitation the _____________ Uniform Commercial Code, as amended from time to time.

     Section 10. Defeasance. Upon payment in full of the Debt, this Agreement shall terminate and be of no further force and effect; and in such event ______ will, at the expense of the Company, redeliver and reassign to the Company its remaining Collateral and take all action necessary to terminate the security interest of _______ in the Collateral. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 11. Miscellaneous. By taking any and all action permitted by this Agreement or by applicable law, ________ shall not be deemed to have assumed any obligation or liability to any supplier or debtor of the Company or to any other third party, and the Company agrees to indemnify ______ and hold it harmless in respect of any claim asserted by any such person except for claims based on _________'s own gross negligence or willful misconduct.

     The enumeration of __________'s rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by ________ of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder, or under any other agreement between the parties or which may now or hereafter exist at law or in equity or by suit or otherwise.
No delay on the part of _________ in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any default. No course of dealing between the Company and _________ or its agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any default. ____________ shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the liquidation of any Collateral, including the settlement, collection or payment of any Collateral, or for any damage resulting therefor.

     If any provision of this Agreement is held invalid or unenforceable to any extent or in any application, the remainder of this Agreement, or the application of such provision to different persons or circumstances or in different jurisdictions, shall not be affected thereby.

     The Company and ___________ may from time to time add to or amend the list of Publications included within the Collateral by means of one or more written amendments to this Agreement, so long as any such amendment shall be in writing and executed by each of the Company and __________.

     All notices, statements, requests and demands under this Agreement shall be deemed to have been made when mailed first class, postage prepaid, to each party at the address set forth below or as it may otherwise direct in writing.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Security Agreement as of the day and year first above written.

ATTEST:                                [NAME OF OPERATING COMPANY
                                          SUBSIDIARY]

By:_____________________________       By:_________________________________
  Kenneth L. Serota,                      J. David Dodd,
  Secretary                               Executive Vice President and
                                          Chief Financial Officer

                                       Address:




ATTEST:                                [NAME OF HOLDING COMPANY PARENT]


By:_____________________________       By:_________________________________
  Kenneth L. Serota,                      J. David Dodd,
  Secretary                               Executive Vice President and
                                          Chief Financial Officer

                                       Address:  c/o [MANAGEMENT COMPANY]
                                                 107-115 South Emma Street
                                                 West Frankfort, Illinois
                                                 62896

                                ANNEX 1

                                   EXHIBIT J


                                    FORM OF
                               SCHEME CERTIFICATE


To:              The Toronto-Dominion Bank,
                   as Administrative Agent under the U.K. Credit Agreement

                 Toronto Dominion (Texas), Inc.
                   as Administrative Agent under the U.S. Credit Agreement

                 Toronto Dominion Investments Inc.
                   as Collateral Agent under the Holdco Facility


Reference is made to:

     1. the Credit Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "U.K. Credit Agreement"), among First DT Holdings Limited (the "U.K. Borrower"), various financial institutions (the "U.K. Lenders"), and The Toronto Dominion Bank as issuing bank and administrative agent;

     2. the Amended and Restated Credit Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "U.S. Credit Agreement"), among Hollinger International Publishing Inc. (the "U.S. Borrower"), various financial institutions (the "U.S. Lenders"), The Toronto-Dominion Bank, as issuing bank, and Toronto Dominion (Texas), Inc. as administrative agent; and

     3. the Securities Purchase Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "Holdco Facility" and, together with the U.K. Credit Agreement and the U.S. Credit Agreement, the "Facilities"), among Hollinger International Publishing Holdings Inc. ("Holdco"), Hollinger International Inc. ("Hollinger International"), and Toronto Dominion Investments Inc. as collateral agent ("TD" and, together with the U.K. Lenders and the U.S. Lenders, the "Lenders").


     Terms used but not otherwise defined herein are used herein as defined in the relevant Facility.

     Each of the U.K. Borrower, the U.S. Borrower, Holdco, and Hollinger International hereby certify, with respect to each Facility to which they are a party or a guarantor, as the case may be, that:

     1. no Event of Default or Unmatured Event of Default has occurred and is continuing under such Facility or would result if Loans were to be advanced thereunder or the Scheme was to become effective as at the date of this certificate;

     2. the representations and warranties contained in such Facility are true and correct as at the date of this certificate;

     3. no event has occurred since December 31, 1995 which may have a Material Adverse Effect; and

     4. each Obligor would, if the Loan were advanced on the date of this certificate, be able to comply with its obligations under or in respect to the Facility including, in particular, its ability to satisfy the conditions precedent and financial covenants applicable to such Obligor.

     IN WITNESS WHEREOF, each of the U.K. Borrower, the U.S. Borrower, Holdco, and Hollinger have caused this Certificate to be executed and delivered by its duly authorized officers this _____ day of __________, 19__.

FIRST DT HOLDINGS LIMITED

By:____________________________
Name___________________________
Title__________________________


HOLLINGER INTERNATIONAL PUBLISHING INC.

By_____________________________
Name___________________________
Title__________________________

HOLLINGER INTERNATIONAL PUBLISHING
 HOLDINGS INC.

By_____________________________
Name___________________________
Title__________________________


HOLLINGER INTERNATIONAL INC.

By_____________________________
Name___________________________
Title__________________________

                                   EXHIBIT K


                            TAX ALLOCATION AGREEMENT

     THIS AGREEMENT, made as of the 31st day of March, 1994, among AMERICAN PUBLISHING COMPANY, a Delaware corporation ("AMERICAN"), APAC-90 INC., a Delaware corporation ("APAC-90"), AMERICAN PUBLISHING (1991) INC., a Delaware corporation ("APC (1991)"), APC 1993, INC., a Delaware corporation ("APC 1993"), VALLEY CABLE TV, INC., a California corporation ("VALLEY"), and THE SUN-TIMES COMPANY, a Delaware corporation ("SUN-TIMES").

                                WITNESSETH THAT:

     WHEREAS, American is the common parent of an affiliated group of corporations that file a consolidated United States federal income tax return ("CONSOLIDATED RETURN");

     WHEREAS, APAC-90, APC (1991), APC 1993, Valley and Sun-Times are first-tier subsidiaries of American;

     WHEREAS, American, APAC-90, APC (1991), APC 1993, Valley and Sun-Times and the subsidiaries of APAC-90, APC (1991), APC 1993, Valley and Sun-Times, are affiliated corporations and join with American (such group of corporations are referred to as the "AFFILIATED GROUP") in the filing of a Consolidated Return;

     WHEREAS, the Affiliated Group desires to allocate the consolidated "federal income tax liability" (as determined under Section 1.1502-2 of the Federal income tax regulations) among the members of the Affiliated Group; and

     WHEREAS, the Affiliated Group desires to establish a method for reimbursing American for the payment of such consolidated federal income tax liability, and for allocating among the Members of the Affiliated Group certain benefits and burdens which arise from the filing of consolidated federal income tax returns.

     NOW, THEREFORE, in consideration of the mutual covenants set forth below, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.  Definitions.

     (a)  For purposes of this Agreement:

          (i) "AFFILIATED GROUP" and "CONSOLIDATED RETURN" shall have the meanings set forth in the recitals to this Agreement.

          (ii) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          (iii) "MEMBER" shall have the meaning set forth in Code Sections 1501 to 1504 and Regulations relating to such Code Sections.

          (iv) "REGULATIONS" means the Treasury Regulations promulgated under the Code.

     2.  Consolidated Federal Income Tax Return.

     (a) American, APAC-90, APC (1991), APC 1993, Valley and Sun-Times agree to join, and to cause all of their respective subsidiaries to join, with American in the filing of a Consolidated Return for each year in which such corporations are members of the Affiliated Group and for which American files a Consolidated Return.

     (b) American shall be responsible for payment to the Internal Revenue Service of any and all estimated and final federal income tax liabilities (including additions to tax, penalties and interest) of the Affiliated Group and each of its Members for each taxable year during which this Agreement is in effect.

     3.  Tax Allocation.

     (a) In order to charge as well as compensate Members of the Affiliated Group for the use of items of income, deduction, credits against tax, or net operating losses in arriving at the consolidated federal income tax liability of the Affiliated Group, the Members of the Affiliated Group agree to determine and allocate the quarterly estimates of and final determination of the Affiliated Group's consolidated federal tax liability among themselves in the following manner:

          (i) Each Member of the Affiliated Group will be allocated an amount equal to its respective separate return tax liability. For purposes of this Paragraph 3, the separate return tax liability of each Member shall be computed, without giving effect to the carryover of losses or tax credits from prior years, in a manner consistent with the provisions of Regulations
     Section 1.1552-1(a)(2)(ii).

          (ii) If the amount of the Affiliated Group's consolidated federal income tax liability is less than the sum of the aggregate separate return tax liabilities of the Members as a result of losses or tax credits of a Member (including losses or tax credits carried over from prior years), the decrease in tax liability resulting therefrom shall be allocated to that Member. A member may have a "negative" income tax liability as a result of such an allocation.

          (iii) If the amount of the Affiliated Group's consolidated federal income tax liability is different than the sum of the separate return tax liabilities of the Members for a reason not described in subparagraph 3(a)(ii), such difference shall be allocated among the Members of the Affiliated Group in an equitable manner as determined by American.

     4.  Tax Allocation Payments.

     (a) Upon request by American, each Member shall promptly pay cash in an amount which is sufficient to pay such Member's quarterly estimated separate return tax liability as determined in Paragraph 3. In addition, each Member shall pay American cash to pay the difference, if any, between its separate return tax liability for the year as determined in Paragraph 3 and any quarterly estimated separate return tax payments made by such Member with respect to such tax year on or before the due date of such final tax payment. The difference, if any, between the portion of the consolidated federal income tax liability or refund (including a "negative" income tax liability) allocated to each Member, determined in accordance with Paragraph 3, and the amount paid by such Member to American, in accordance with Paragraph 4, for each taxable period shall be payable by such Member to American or by American to such Member, as the case may be, upon the filing date of the Affiliated Group's Consolidated Return for such taxable period.

     (b) If the consolidated federal income tax liability of the Affiliated Group is adjusted for any taxable period, whether by means of an amended return, claim for refund, or after audit by the Internal Revenue Service, the liability allocable to each Member shall be recomputed under Paragraph 3 of this Agreement to give effect to such adjustments. In the case of a refund, American shall make payment to each Member for its share of the refund, determined in a manner consistent with the principles of Paragraph 3 of this Agreement, within thirty (30) days after the refund is received by American, and in the case of an increase in tax liability, each Member shall pay to American its allocable share of such increased tax liability within thirty (30) days after receiving notice of such liability from American. If any interest is to be paid or received as a result of a consolidated federal income tax deficiency or refund, such interest shall be allocated to the Members in the ratio each Member's change in consolidated federal income tax liability bears to the total change in tax liability. Any penalty shall be allocated upon such basis as American deems just and proper in view of all applicable circumstances.

     5.    State Tax Liability.

     If the Affiliated Group or any smaller group of Members files a tax return on a consolidated, combined or unitary basis with any state or locality, the tax liability under such consolidated, combined or unitary return shall be allocated among the Members of the group filing such return in accordance with the principles of Paragraph 3 hereof and payments of applicable state and local taxes shall be paid or refunded in accordance with the principles of Paragraph 4 hereof.

     6.  Indemnification.

     American agrees to indemnify and hold each Member harmless from and against any and all liabilities for any tax

(including interest and penalties thereon) for any taxable year to which this Agreement applies; provided, however, that the amount of such indemnity as to a Member shall be reduced by, and shall offset, any payment required to be made by such Member to American pursuant to this Agreement.

     7.     Administration.

     (a)  The provisions of this Agreement shall be administered by American.

     (b) The calculation of the amounts allocated and payable under this Agreement shall be performed in good faith by the employees or agents designated by American, APAC-90, APC (1991), APC 1993, Valley and Sun-Times. If requested by any Member, such calculation shall be reviewed by the independent accounting firm that then audits the books of American. Absent manifest error, the determination of such firm following such review shall be conclusive and binding upon the parties to this Agreement.

     8.  Addition or Termination of Member.

     (a) If any corporation becomes an includible Member of the Affiliated Group, it shall be subject to and shall benefit from this Agreement and shall be treated in all respects as a member of the Affiliated Group. American, APAC-90, APC (1991), APC (1993), Valley and Sun-Times shall cause each new

Member of the Affiliated Group to execute one or more instruments evidencing such inclusion.

     (b) In the event that a Member of the Affiliated Group ceases to be a Member of the Affiliated Group, the rights and obligations of such party and each other party to this Agreement shall survive.

     9.  Successors.

     This Agreement shall be binding on and inure to the benefit of any successor or assignee, by merger, acquisition of assets or otherwise, of any of the parties hereto to the same extent as if such successor or assignee had been an original party to this Agreement.

     10.   Miscellaneous.

     (a) The paragraph headings used in this Agreement are for reference purposes only and do not control or affect the meaning or interpretation of any term or provision of this Agreement.

     (b) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the Commonwealth of Pennsylvania except for its rules relating to conflict of laws.

     (c) This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first set forth above.


WITNESS:                             AMERICAN PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
                                     Title: Executive Vice-President


ATTEST:                              APAC-90 INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING (1991) INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APC 1993, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              VALLEY CABLE TV, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              THE SUN-TIMES COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

                               JOINDER IN
             TAX ALLOCATION AGREEMENT DATED MARCH 31, 1994

     The undersigned do hereby join in and become parties to the Tax Allocation Agreement dated March 31, 1994 with the same effect as if the undersigned had been original parties thereto.


ATTEST:                              AMERICAN GLOBE PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                               AMERICAN PUBLISHING COMPANY
                                      OF ARKANSAS


/s/ JERRY H. OWENS                    By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                   Title: Executive Vice-President


ATTEST:                               AMERICAN PUBLISHING COMPANY
                                      OF ILLINOIS


/s/ JERRY H. OWENS                    By: J. DAVID DODD
- ------------------------                 ---------------------------------
assistant Secretary                   Title: Executive Vice-President


ATTEST:                               AMERICAN PUBLISHING COMPANY
                                      OF INDIANA


/s/ JERRY H. OWENS                    By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                   Title: Executive Vice-President

ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF KANSAS


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF MICHIGAN


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF MISSISSIPPI


/s/ Jerry H. Owens                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF NEBRASKA


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF NEW YORK


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF OHIO


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF PENNSYLVANIA


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF TEXAS


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING MANAGEMENT
                                     SERVICES, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APC FLORIDA HOLDINGS, INC.


/s/ Jerry H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

ATTEST:                              APC MISSOURI HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APC WESTERN HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APMS-90 INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              BERKSHIRE NEWSPAPERS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              BLACKFOOT PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              CUMBERLAND NEWSPAPERS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

ATTEST:                              EVENING NEWS COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              GRAND FORKS PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              IONIA SENTINEL-STANDARD, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              KIRKSVILLE PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              MERIDIAN STAR, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              MID-IOWA NEWSPAPER GROUP, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

ATTEST:                              THE NAUGATUCK NEWS CORPORATION


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              SIDNEY PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              STERLING PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              UNITED MEDIA GROUP, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              WOODWARD PUBLISHING COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
assistant Secretary                  Title: Executive Vice-President


ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF KENTUCKY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

ATTEST:                              AMERICAN PUBLISHING COMPANY
                                     OF TENNESSEE


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APAC ILLINOIS HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APAC-90 TEXAS HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              THE NAUGATUCK REALTY COMPANY


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APC 1991 ARKANSAS HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

ATTEST:                              APC MINNESOTA HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APAC-90 ARKANSAS HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APAC-90 CALIFORNIA HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APAC-90 INDIANA HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APAC-90 KANSAS HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APAC-90 NORTH DAKOTA HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

ATTEST:                              AMERICAN PUBLISHING COMPANY OF
                                     NORTH CAROLINA


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              LIVINGSTON SHOPPING NEWS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              THE STATESMAN EXAMINER, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              SOUTHERN SISKIYOU NEWSPAPERS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APC PENNSYLVANIA HOLDINGS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President


ATTEST:                              APMS-93 INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
Assistant Secretary                  Title: Executive Vice-President

WITNESS:                             CHICAGO SUN-TIMES, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
                                     Title: Executive Vice-President


WITNESS:                             CHICAGO SUN-TIMES FEATURES, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
                                     Title: Executive Vice-President


WITNESS:                             PIONEER NEWSPAPERS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
                                     Title: Executive Vice-President


WITNESS:                             STAR PUBLICATIONS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
                                     Title: Executive Vice-President


WITNESS:                             SUN-TIMES DISTRIBUTION SYSTEMS, INC.


/s/ JERRY H. OWENS                   By: J. DAVID DODD
- ------------------------                 ---------------------------------
                                     Title: Executive Vice-President